SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.        )
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Filed by a Party other than the Registrant [  ]
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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

DFA Investment Dimensions Group Inc.
Dimensional Investment Group Inc.
The DFA Investment Trust Company
Dimensional Emerging Markets Value Fund

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary proxy materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DFA Investment Dimensions Group Inc.

Enhanced U.S. Large Company Portfolio
U.S. Large Cap Equity Portfolio
U.S. Small Cap Value Portfolio
U.S. Targeted Value Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
International Core Equity Portfolio
DFA International Real Estate Securities Portfolio
DFA International Small Cap Value Portfolio
International Vector Equity Portfolio
Emerging Markets Core Equity Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
DFA Five-Year Global Fixed Income Portfolio
DFA World ex U.S. Government Fixed Income Portfolio
DFA Short-Term Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA Short-Term Extended Quality Portfolio
DFA Intermediate-Term Extended Quality Portfolio

DFA Inflation-Protected Securities Portfolio
DFA Short-Duration Real Return Portfolio
DFA Short-Term Municipal Bond Portfolio
DFA Intermediate-Term Municipal Bond Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA California Intermediate-Term Municipal Bond Portfolio
DFA Municipal Real Return Portfolio
Tax-Managed U.S. Targeted Value Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Small Cap Portfolio
T.A. U.S. Core Equity 2 Portfolio
Tax-Managed DFA International Value Portfolio
T.A. World ex U.S. Core Equity Portfolio
U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
International Sustainability Core 1 Portfolio
DFA International Value ex Tobacco Portfolio
International Social Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio
CSTG&E International Social Core Equity Portfolio
DFA Commodity Strategy Portfolio
U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio
International Large Cap Growth Portfolio
International Small Cap Growth Portfolio
Dimensional Retirement Fixed Income Fund III

Feeder Funds
U.S. Large Cap Value Portfolio Japanese Small Company Portfolio Asia Pacific Small Company Portfolio United Kingdom Small Company Portfolio Continental Small Company Portfolio	Emerging Markets Portfolio Emerging Markets Value Portfolio Emerging Markets Small Cap Portfolio Tax-Managed U.S. Marketwide Value Portfolio LWAS/DFA International High Book to Market Portfolio

Funds of Funds
International Small Company Portfolio DFA Global Real Estate Securities Portfolio World ex U.S. Value Portfolio World ex U.S. Targeted Value Portfolio World ex U.S. Core Equity Portfolio	Selectively Hedged Global Equity Portfolio DFA Investment Grade Portfolio World Core Equity Portfolio

Dimensional Investment Group Inc.

U.S. Large Company Portfolio LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio

Feeder Funds
DFA International Value Portfolio LWAS/DFA U.S. High Book to Market Portfolio U.S. Large Cap Value Portfolio II U.S. Large Cap Value Portfolio III DFA International Value Portfolio II	DFA International Value Portfolio III DFA International Value Portfolio IV Tax-Managed U.S. Marketwide Value Portfolio II Emerging Markets Portfolio II

Funds of Funds
Global Equity Portfolio Global Allocation 60/40 Portfolio	Global Allocation 25/75 Portfolio

The DFA Investment Trust Company

The U.S. Large Cap Value Series The Tax-Managed U.S. Marketwide Value Series The DFA International Value Series The Japanese Small Company Series The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The DFA Short Term Investment Fund

Dimensional Emerging Markets Value Fund

PROXY STATEMENT
FOR SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON [______], 2015

[__________, 2015]

Dear Fellow Shareholder,

I am writing to you as a shareholder of Dimensional’s US mutual funds to ask you to vote on several proposals that will benefit the funds. A special meeting of shareholders for the funds will be held at [9:00 a.m.], Central Time, on [______], 2015, at the funds’ offices at 6300 Bee Cave Road, Building One, in Austin, Texas. Whether or not you plan to attend the meeting in person, we need your vote on the following proposals:

•	Electing the members of the Board of Directors or Board of Trustees, as applicable.

•	Taking advantage of Dimensional Fund Advisors LP’s (“Dimensional”) global investment management experience and increasing efficiency by (1) approving investment sub-advisory agreements between certain of Dimensional’s fixed income funds and Dimensional’s affiliates located in London and Sydney, and (2) allowing Dimensional to appoint and replace Dimensional controlled sub-advisors for certain funds.

•	Updating the funds’ investment advisory agreements to provide a uniform agreement that increases transparency and better describes all of the services that Dimensional provides to each fund.

•	Updating the investment limitation for certain funds to eliminate the possibility of industry concentration, allowing these funds to be more diversified across industries in all market conditions.

•	Updating the investment limitation regarding investments in commodities to more clearly indicate what transactions our funds can and cannot engage in, given the evolving definitions of commodity interests, swaps and related instruments.

Voting on these proposals is quick and easy. You can vote through the Internet at [www.___________] and by following the instructions included in the enclosed proxy card. You also may vote by touch-tone telephone at [_____________] or by simply mailing a completed and signed proxy card(s) in the enclosed postage-paid envelope.

Further details on each of the proposals listed above and instructions on voting are included in these proxy materials. If you have questions regarding voting or the ballot items included on the proxy card, please call toll free at [______], and a representative from AST Fund Solutions, LLC, the funds’ professional proxy solicitation firm, will assist you.

We realize that you lead a busy life and may be tempted to put aside this proxy information for another time. By responding promptly, you will save the funds the expense of additional follow-up mailings and solicitations.

Thank you for investing with the Dimensional Funds.

Sincerely,

David G. Booth Chairman and Co-Chief Executive Officer

DFA INVESTMENT DIMENSIONS GROUP INC.
DIMENSIONAL INVESTMENT GROUP INC.
THE DFA INVESTMENT TRUST COMPANY
 DIMENSIONAL EMERGING MARKETS VALUE FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Joint Meeting of Shareholders of the Dimensional Funds Complex (the “Dimensional Funds”), which consists of the four registered investment companies listed above, including their various portfolios/series (each a “Fund,” and together, the “Funds”), scheduled to be held on [________], 2015 at [9:00 a.m.], Central Time (the “Meeting”), at the Dimensional Funds’ offices at 6300 Bee Cave Road, Building One, in Austin, Texas. The enclosed materials discuss several proposals (each a “Proposal,” and together, the “Proposals”) to be voted on at the Meeting, and contain the Notice of Special Joint Meeting of Shareholders, Proxy Statement and proxy card(s)/voting instruction form(s) (“proxy card(s)”).

We urge you to review the Proposals in the Proxy Statement. Then, please take one of the following actions below so that we know how you would like to vote.
1.	You may vote through the Internet 24 hours per day at [www.____________] and by following the instructions included in the enclosed proxy card.
2.	You may vote by touch-tone telephone 24 hours per day by calling toll-free at [___________] and following the recorded instructions.
3.
You also may vote your shares by completing and signing the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on each Proposal for the Funds in which you are invested.

	a.	If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your proxy will be voted “FOR” all Proposals.
	b.	If you specify a vote on all Proposals on which you are entitled to vote, your proxy will be voted as you indicate.
c.
If you specify a vote for one or more Proposals on which you are entitled to vote, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted “FOR” such Proposal(s).

4.	You also may attend the Meeting and vote in person.
When shareholders return their proxies promptly, the Funds may be able to save money by not having to conduct additional solicitations, including other mailings. If you own shares of more than one Fund or own shares of one or more Funds across multiple accounts, you will receive a proxy card for each Fund and account in which you own shares. PLEASE VOTE IN THE MANNER YOU WISH AS DESCRIBED ABOVE FOR EACH proxy card you receive. Please be mindful that each proxy card has a unique identifying number associated with each of your investments in the Funds. Therefore, it is important that you vote each proxy card you receive.

Please note that certain Funds currently operate in a “master-feeder” structure, in which a Fund (commonly called a “Feeder Fund”) seeks to achieve its investment objective by investing substantially all of its assets in another Fund (commonly called a “Master Fund”) that has an investment objective that is identical to the Feeder Fund’s investment objective. If you invest in a Fund that is a Feeder Fund, you also will be asked to provide voting instructions on the proxy card you receive as to how the shares that your Feeder Fund owns in the Master Fund should be voted for Proposals relating to the Master Fund. If you provide voting instructions for all of the Proposals relating to the Master Fund in which your Feeder Fund invests, the shares that your Feeder Fund owns of the Master Fund will be voted as you specify. If you do not provide voting instructions on the proxy card you receive for one or more Proposals relating to the Master Fund in which your Feeder Fund invests, the shares that your Feeder Fund owns of such Master Fund will be voted in direct proportion to the percentage of voting instructions received “FOR,” “AGAINST” and “ABSTAIN” on each such Proposal by the other shareholders of the Feeder Fund.

If you have questions regarding voting or the ballot items included on the proxy card, please call toll free at [_________] from [9:00 a.m. to 10:00 p.m., Eastern Time], and a representative from AST Fund Solutions, LLC, the Funds’ professional proxy solicitation firm, will assist you.

QUESTIONS & ANSWERS

While we encourage you to read the full text of the enclosed proxy materials, for your convenience we have provided the following questions and answers to provide a brief overview of the matters on which you are being asked to vote.

Background and Voting Information

Why am I receiving these proxy materials?

A Special Joint Meeting of Shareholders (the “Meeting”) of the various portfolios/series (each a “Fund,” and together, the “Funds”) of the four registered investment companies (each a “Fund Company,” and together, the “Fund Companies” or “Dimensional Funds”) that are advised and/or administered by Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) is being held on [________], 2015.1 These proxy materials (1) describe important proposals that shareholders of the Funds will be asked to vote on at the Meeting, and (2) provide instructions that you may use to submit a proxy so that your shares may be voted at the Meeting in accordance with your instructions.

Why is it important to vote promptly?

In order to hold a shareholder meeting, a certain percentage of a fund’s shares (often referred to as a “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Funds may attempt to reach shareholders through multiple mailings to remind them to cast their vote. As the Meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the Meeting does not have to be postponed.

Voting promptly will minimize the proxy solicitation costs incurred by the Funds. Since Fund shareholders bear these costs through their ownership of Fund shares, it is in your best interest to reduce those costs by returning your proxy card to help us meet this quorum requirement as quickly as possible.

How do I vote my shares?

Voting is quick and easy. We have created four different options for you to vote:

1.	You can vote through the Internet 24 hours per day at [___________] by following the instructions on your proxy card,

2.	You also may vote by touch-tone telephone 24 hours per day by calling [___________]and following the recorded instructions,

3.	You also may vote your shares by completing and signing the proxy card(s) and mailing it (them) in the enclosed postage-paid envelope, OR

4.	You also may attend the Meeting and vote in person. [Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy card, will be required for admission.]

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call [_________ at 1 [(___) [_______], 9:00 a.m. to 10:00 p.m., Eastern Time].

Why am I being asked to vote now? I don’t recall such requests in previous years.

Shareholder meetings and the proxy votes solicited at those meetings are infrequent for the Dimensional Funds and are limited only to consideration of important issues. The Dimensional Funds’ most recent shareholder meetings were held in 2009. Set forth below is a brief description of each proposal to be considered at the Meeting.

Have the Boards approved the proposals that relate to the Funds?

Yes. The proposals for each Fund have been carefully reviewed by the appropriate Board of Directors or Board of Trustees of each Fund Company (each a “Board” and together, the “Boards”). The Board members of each Fund Company, most of whom are not affiliated with Dimensional, are responsible for protecting your interests as a shareholder. The Boards believe that these proposals, as they relate to each Fund, are in the best interests of shareholders. The Board of each Fund Company has unanimously approved the proposals and recommend that you vote “FOR” those that apply to your Fund(s).

[1]	Seven portfolios of DFA Investment Dimensions Group Inc. — VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and DFA VA Global Moderate Allocation Portfolio--are issuing separate proxy solicitation materials for the Meeting.

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Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the “Solicitor”) is a New Jersey-based company specializing in assisting financial services firms with matters relating to shareholder meetings. It has been hired by the Fund Companies to contact shareholders and record proxy votes, but the Solicitor is not affiliated with Dimensional in any way.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of a Fund on the record date. The record date is [__________, 2015].

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

What is a Feeder Fund and what proposals as a shareholder of a Feeder Fund am I being asked to vote on?

Certain Funds that are portfolios of DFA Investment Dimensions Group Inc. (“DFAIDG”) and Dimensional Investment Group Inc. (“DIG”) (each a “Feeder Fund,” and together, the “Feeder Funds”) invest substantially all of their assets in a corresponding Fund that is a series of The DFA Investment Trust Company (“DFAITC”) or Dimensional Emerging Markets Value Fund (“DEM”) and has an investment objective that is identical to that particular Feeder Fund’s investment objective (each a “Master Fund,” and together, the “Master Funds.”) The Master Fund, in turn, invests directly in securities and other investments. Each Feeder Fund is being asked to vote on certain proposals as they relate to the Master Fund in which the Feeder Fund invests. Under the Investment Company Act of 1940, as amended, each Feeder Fund’s voting rights with respect to the Master Fund shares that the Feeder Fund holds generally must be passed through to the Feeder Fund’s own shareholders. This means that each Feeder Fund must vote its Master Fund shares in accordance with the voting instructions received from the Feeder Fund’s shareholders. If you are a shareholder of a Feeder Fund, in addition to your votes on the proposals relating to the Feeder Fund in which you own shares, DFAIDG and DIG also need your voting instructions on the matters for which your Feeder Fund has to vote as a shareholder of its corresponding Master Fund. You will be asked for these voting instructions in Proposals 7 through 10, as applicable.

Information on the Proposals You Are Being Asked to Vote On

What proposals am I being asked to vote on?

You will be asked to vote on the following proposals (each a “Proposal,” and together, the “Proposals”), if they apply to your Fund:

1.	To elect a Board of Directors or a Board of Trustees, as applicable, for each Fund Company.

2.	To approve the use of a “manager of managers” structure whereby Dimensional will be able to employ and replace Dimensional controlled sub-advisors without shareholder approval at no additional cost to the Funds. Examples of such sub-advisors are DFA Australia Limited (“DFA Australia”) and Dimensional Fund Advisors Ltd. (“DFA London,” and together with DFA Australia, the “Sub-Advisors”), Dimensional’s subsidiaries located in Sydney, Australia and London, United Kingdom, respectively. This proposal applies to (1) certain non-Feeder Funds that currently have existing sub-advisory agreements; (2) certain Funds of Funds that currently invest in an underlying fund that has existing sub-advisory agreements; (3) certain Feeder Funds that currently invest in a Master Fund that has existing sub-advisory agreements and (4) certain non-feeder, fixed income strategy Funds that currently do not have existing sub-advisory agreements but are being asked to approve proposed sub-advisory agreements in Proposal 3 below. To see whether this particular proposal applies to your particular Fund, see Exhibit B.

3.	To approve Investment Sub-Advisory Agreements (the “Sub-Advisory Agreements”), at no additional cost to the Funds, with DFA Australia and DFA London for the DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio of DFAIDG and LWAS/DFA Two-Year Fixed Income Portfolio of DIG (each an “Identified Fixed Income Fund,” and together, the “Identified Fixed Income Funds”).

4.	To approve an updated Investment Management Agreement with Dimensional for each Fund.

5.	To approve an amendment to the fundamental investment limitation regarding investments in commodities that clarifies what transactions the Funds can and cannot engage in, given the evolving definitions of commodity interests, swaps and related instruments as a result of new rule-making by the U.S. Commodity Futures Trading Commission (the “CFTC”) and other

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regulatory bodies (does not apply to the DFA Municipal Real Return Portfolio and DFA Commodity Strategy Portfolio of DFAIDG). The commodities or commodities-related transactions that the Funds currently are prohibited from engaging in will continue to be prohibited.

6.	To approve an amendment to the fundamental investment limitation to eliminate the requirement to invest more than 25% of its total assets in obligations of U.S. and foreign banks and bank holding companies in certain market conditions (i.e., “industry concentration”) for the DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, and DFA Short-Duration Real Return Portfolio of DFAIDG and the LWAS/DFA Two-Year Fixed Income Portfolio of DIG (each a “Proposal 6 Fund,” and together, the “Proposal 6 Funds”). Eliminating the industry concentration policy will allow these Funds to be more diversified across industries in all market conditions.

1.	To elect a Board of Directors or a Board of Trustees, as applicable.

The nominees for election to serve as members of the Board of Directors or Board of Trustees (each a “Board,” and together, the “Boards”) of each Fund Company are David G. Booth, George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Eduardo A. Repetto, Myron S. Scholes and Abbie J. Smith. Each of the nominees is presently serving as a Director/Trustee on each Board of each Fund Company.

No more than one-third of an investment company’s board of directors/trustees may be appointed by the then-current members of the board without shareholder approval. As a result, each Fund Company’s current eight-member Board could appoint a maximum of two directors without shareholder approval. Since one of the current independent Directors/Trustees had been appointed since the most recent shareholder election of the Board in 2009 (Edward P. Lazear in 2010), the departure of two current elected Directors/Trustees may create a vacancy that could not be filled without a time-consuming shareholder vote. If the shareholders of each Fund Company elect the eight nominees for Director/Trustee, a future vacant Board position could be filled promptly by an appointee, allowing for a smooth transition. Electing the nominees at the Meeting seeks to ensure that rigorous corporate oversight of the Dimensional Funds will continue without interruption.

What role does the Board play? How are Board members affiliated with Dimensional?

Board members oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds. Board members represent the Funds’ shareholders and have an obligation to serve the shareholders’ best interests. Six of the eight nominees for election to serve as Directors/Trustees are “independent,” meaning the six nominees have no affiliation with the Dimensional Funds (other than their positions on the Boards) or Dimensional management, and receive compensation solely from the Fund Companies. While each Fund Company has its own Board, each Board is comprised of the same individuals, and it is proposed that this will continue if the nominees are elected by shareholders.

2.	To approve the use of a “manager of managers” structure whereby Dimensional will be able to employ and replace sub-advisors controlled by Dimensional without shareholder approval.

Shareholders are being asked to approve a “manager of managers” structure for certain Funds to permit Dimensional, to appoint, replace or change, without prior shareholder approval but subject to Board approval sub-advisors that are controlled by Dimensional (i.e., Dimensional holds the right to vote over 50% of the sub-advisors outstanding voting securities) so long as the Board concludes that such arrangements would be in the best interests of the shareholders of a Fund (the “Manager of Managers Structure”). Dimensional uses a team-based approach in the implementation of portfolios, such as the Funds, involving the interaction of Dimensional’s research, portfolio management and trading groups. Depending on the strategy for a particular Fund, Dimensional may wish to use the portfolio management and trading expertise of personnel employed by Dimensional controlled sub-advisors in other global locations. For example, a Fund may employ Dimensional’s affiliated sub-advisors located in Sydney, Australia (DFA Australia) or London, United Kingdom (DFA London) to assist with the management of portfolios while markets are open in a particular jurisdiction. This will enable a Fund to operate with greater efficiency in the future by allowing the Fund to use Dimensional controlled sub-advisors best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals. The use of the Manager of Managers Structure will not change the fees paid to Dimensional by those Funds considering this proposal.

In addition to receiving shareholder approval, the Advisor must receive an exemptive order from the SEC before using the Manager of Managers Structure. While the SEC has not yet issued the order that will grant the Advisor permission to use the Manager of Managers Structure, the Boards determined to seek shareholder approval of the Manager of Managers Structure at this time to avoid additional meeting and proxy solicitation costs in the future.

At the current time, the Advisor does not anticipate any near-term changes to the portfolio management process for any Fund that might cause a Fund to use the Manager of Managers Structure.

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3.	To approve two Sub-Advisory Agreements for the Identified Fixed Income Funds.

Why are the Sub-Advisory Agreements being recommended for the Identified Fixed Income Funds?

The Advisor believes that the Identified Fixed Income Funds will benefit from the global investment management experience of the Advisor’s affiliates. Under the Sub-Advisory Agreements, DFA London and DFA Australia would have discretion over the trade execution of an Identified Fixed Income Fund’s portfolio in certain foreign markets, which would allow them to efficiently take advantage of such foreign markets without the possibility of losing a trading opportunity as a result of being required to receive permission for certain trades from the Advisor before execution. In addition, under the Sub-Advisory Agreements, DFA Australia and DFA London will provide valuable investment advice to the Advisor with respect to certain foreign markets and the securities available for purchase in those markets and assist the Advisor in compiling and analyzing the list of eligible securities available for purchase for and sale by an Identified Fixed Income Fund. DFA London and DFA Australia currently serve as sub-advisors for most of the Funds that predominantly invest in equity securities.

How is Proposal 3 related to Proposal 2?

As described above, the Advisor must receive an exemptive order from the SEC before using the Manager of Managers Structure. This process could take some period of time after shareholder approval of Proposal 2 is obtained at the Meeting. As a result, the Boards of DFAIDG and DIG believe it is in the interest of shareholders to seek approval of the Sub-Advisory Agreements for the Identified Fixed Income Funds in order to take advantage of the global investment management experience of the Advisor’s affiliates as soon as possible. If shareholders approve Proposal 2 and the SEC order described above is obtained, the Boards will not need to seek shareholder approval to appoint and replace Dimensional controlled sub-advisors for the Funds in the future.

Will the implementation of the Sub-Advisory Agreements increase the fees and expenses of the Identified Fixed Income Funds?

No. Dimensional will pay the sub-advisory fees due to the Sub-Advisors, so the approval and implementation of the Sub-Advisory Agreements will have no impact on shareholder expenses for the Identified Fixed Income Funds. There will be no change in the management fees paid by the Identified Fixed Income Funds as a result of the implementation of the Sub-Advisory Agreements.

4.	To approve an updated Investment Management Agreement for each Fund.

You are being asked to approve an updated Investment Management Agreement for each Fund to provide a uniform agreement that increases transparency and better describes all of the services that the Advisor provides to each Fund.

In addition, the Feeder Funds are being asked to approve an updated Investment Management Agreement that will allow the Advisor to provide a full range of investment advisory services to the Feeder Funds. Each Feeder Fund was established prior to the SEC’s adoption of rule amendments in 2006 that permit mutual funds to invest in other types of securities, in addition to one or more underlying funds. Currently, each Feeder Fund invests substantially all of its assets in a Master Fund that has the same investment objective, strategies and policies as the Feeder Fund. Accordingly, each Feeder Fund’s current Investment Management Agreement only contemplates direct management by the Advisor of that portion of the Feeder Fund’s assets that are retained by the Feeder Fund for cash management services. The Advisor and the Boards of DFAIDG and DIG believe that it is in the best interests of each Feeder Fund to have the option of investing in securities directly, in addition to investing in the Feeder Fund’s corresponding Master Fund. The updated Investment Management Agreement will allow for this structure for each Feeder Fund.

5.	To approve an amendment to the fundamental investment limitation regarding investments in commodities (does not apply to the DFA Municipal Real Return Portfolio and DFA Commodity Strategy Portfolio).

What is the fundamental investment limitation regarding investments in commodities?

The investment limitation regarding commodities is one of eight fundamental investment limitations that each Fund is legally required to have. These investment limitations are considered to be “fundamental” because the limitations may only be changed with shareholder approval. Currently, each Fund (other than the DFA Commodity Strategy Portfolio of DFAIDG) has adopted a fundamental investment limitation regarding investments in commodities that generally provides that the Fund will not purchase or sell physical commodities subject to certain exceptions. The Advisor is not proposing to change this policy that prohibits purchasing or selling physical commodities. Each Fund’s (other than the DFA Commodity Strategy Portfolio of DFAIDG) current statement of the investment limitation on physical commodities also includes a list of transactions, such as transactions involving currencies, that are not prohibited by this investment limitation. New types of financial instruments and derivative investments have developed over the last several years and the regulatory guidance regarding commodities-related transactions has also evolved through rule-making by the CFTC and other governmental bodies. Because of these developments, the Funds are requesting shareholder approval to amend the fundamental investment limitation regarding commodities to clarify the list of transactions that are not viewed by Dimensional as involving a purchase or sale of physical commodities. Some examples of transactions that Dimensional does not view as involving the purchase or sale of physical commodities

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are transactions involving swaps or options or investments in securities of companies that may purchase, sell or invest in commodities. This clarifying amendment will help preserve the Funds’ flexibility to invest in a variety of modern financial instruments that could be considered commodity interests under developing regulatory guidance.

What will be the effect of the amendment to my Fund’s current fundamental investment limitation regarding investments in commodities?

The Boards and Dimensional do not anticipate any changes to the manner in which any of the Funds is managed as a result of this clarifying amendment to the fundamental investment limitation. These Funds do not plan to purchase any physical commodities and this would not change. The same commodities and commodities-related transactions that are currently prohibited would continue to be prohibited under the proposed amended investment limitation.

6.	To approve an amendment to the fundamental investment limitation to eliminate the banking industry concentration policy for certain Funds.

What is the fundamental investment limitation regarding banking industry concentration?

Currently, each Proposal 6 Fund is required to invest more than 25% of its total assets (i.e., “concentrate”) in obligations of U.S. and foreign banks and bank holding companies (together, “banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading. The Advisor believes that the current fundamental investment limitation does not provide any benefits to the Proposal 6 Funds, and is not necessary for these Funds to achieve their investment objectives. The Advisor also believes that eliminating the requirement to concentrate in banking industry securities at certain times is consistent with each Proposal 6 Fund being managed on a long-term basis while also avoiding the short-term changes in the Fund’s investment program. This industry concentration investment limitation, like the commodities limitation discussed above, is one of eight fundamental investment limitations that each Fund is legally required to have, and that may only be changed with shareholder approval. Each Proposal 6 Fund is requesting shareholder approval to amend its fundamental investment limitation regarding industry concentration in order to eliminate the requirement that the Fund concentrate its investments in banking industry securities. The proposed change to the industry concentration policy does not have any impact on each Fund’s current classification as a diversified or non-diversified company.

What will be the effect of the amendment to my Fund’s current fundamental investment limitation regarding industry concentration?

Eliminating the industry concentration policy will allow these Funds to be more diversified across industries in all market conditions and will give the Advisor more flexibility to buy and sell securities to facilitate additional diversification for each Fund. By eliminating the current concentration policy with respect to investing in banking industry securities, each Proposal 6 Fund will reduce its potential exposure to the banking industry.

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DFA INVESTMENT DIMENSIONS GROUP INC.
DIMENSIONAL INVESTMENT GROUP INC.
THE DFA INVESTMENT TRUST COMPANY
 DIMENSIONAL EMERGING MARKETS VALUE FUND

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

A Special Joint Meeting of Shareholders (the “Meeting”) of the various portfolios/series (each a “Fund,” and together, the “Funds”) of the Dimensional Funds Complex, which consists of DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”) and Dimensional Emerging Markets Value Fund (“DEM”) (each a “Fund Company,” and together, the “Fund Companies”)1 will be held at the Fund Companies’ principal executive offices, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746 on [_______], 2015 at [9:00 a.m.], Central Time.

During the Meeting, shareholders of the Funds will be asked to vote on, or provide voting instructions for, several proposals and sub-proposals (each a “Proposal” or “Sub-Proposal,” and together, the “Proposals” or “Sub-Proposals”). Shareholders of the Funds are being asked to vote on Proposals (and Sub-Proposals) 1 through 6 listed below. In addition, shareholders of certain Funds that are portfolios of DFAIDG and DIG (each a “Feeder Fund,” and together, the “Feeder Funds”) are being asked to provide voting instructions for additional Proposals. A Feeder Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Fund (each a “Master Fund,” and together, the “Master Funds”) that is a series of DFAITC or DEM. As a result, shareholders of the Feeder Funds will be asked to submit voting instructions on Proposals 7 through 10 listed below, which describe Proposals for the Master Funds in which the respective Feeder Funds invest. These Proposals are identical to Proposals 1, 2, 4 and 5 on which shareholders of the Feeder Funds are being asked to vote with respect to matters that relate directly to their Feeder Funds. A list of the Funds that operate as Feeder Funds, which are being asked to submit voting instructions in Proposals 7 through 10, and their corresponding Master Funds, is contained in Exhibit A to the Proxy Statement. For a complete listing of the Proposals that shareholders of each Fund are being asked to consider, please see Exhibit B to the Proxy Statement. The Boards of Directors of DFAIDG and DIG, and the Boards of Trustees of DFAITC and DEM, unanimously recommend that you vote, or submit voting instructions, “FOR” each Proposal.

1.	To elect a Board of Directors or a Board of Trustees, as applicable, for each Fund Company.

2.	To approve the use of a “manager of managers” structure whereby Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) will be able to employ and replace Dimensional controlled sub-advisors without shareholder approval. Examples of Dimensional controlled sub-advisors are DFA Australia Limited (“DFA Australia”) and Dimensional Fund Advisors Ltd. (“DFA London,” and together with DFA Australia, the “Sub-Advisors”), Dimensional’s subsidiaries located in Sydney, Australia and London, United Kingdom, respectively. This proposal applies to (1) certain non-Feeder Funds that currently have existing sub-advisory agreements; (2) certain Funds of Funds that currently invest in an underlying fund that has existing sub-advisory agreements; (3) certain Feeder Funds that currently invest in a Master Fund that has existing sub-advisory agreements and (4) certain non-feeder, fixed income strategy Funds that currently do not have existing sub-advisory agreements but are being asked to approve proposed sub-advisory agreements in Proposal 3 below. To see whether this particular proposal applies to your particular Fund, see Exhibit B.

3.	To approve new Investment Sub-Advisory Agreements as follows (includes two (2) Sub-Proposals):

(a)	To approve a new Investment Sub-Advisory Agreement, at no additional cost to the Fund, among the Advisor, DFA Australia and DFAIDG, on behalf of the DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio and DFA Five-Year Global Fixed Income Portfolio, and DIG, on behalf of the LWAS/DFA Two-Year Fixed Income Portfolio.

(b)	To approve a new Investment Sub-Advisory Agreement, at no additional cost to the Fund, among the Advisor, DFA London and DFAIDG, on behalf of the DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio and DFA Five-Year Global Fixed Income Portfolio, and DIG, on behalf of the LWAS/DFA Two-Year Fixed Income Portfolio.

[1]	Seven portfolios of DFAIDG — VA U.S. Large Value Portfolio, VA U.S. Targeted Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio, VA Global Bond Portfolio and DFA VA Global Moderate Allocation Portfolio (together, the “VA Funds”)—are issuing separate proxy solicitation materials. Among other items, shareholders of the VA Funds will be asked to vote on the election of Directors of DFAIDG. The VA Funds will be participating in the Meeting, along with Funds solicited in this Proxy Statement to be held on [_____], 2015.

4.	To approve an updated Investment Management Agreement for each Fund between Dimensional and the Fund Company, on behalf of the Fund.

5.	To approve an amendment to the fundamental investment limitation regarding investments in commodities that clarifies what transactions each Fund can and cannot engage in, given the evolving definitions of commodity interests, swaps and related instruments (does not apply to the DFA Municipal Real Return Portfolio and DFA Commodity Strategy Portfolio of DFAIDG). The commodities or commodities-related transactions that the Funds currently are prohibited from engaging in will continue to be prohibited.

6.	To approve an amendment to the fundamental investment limitation to eliminate the possibility of industry concentration by the DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, and DFA Short-Duration Real Return Portfolio of DFAIDG and the LWAS/DFA Two-Year Fixed Income Portfolio of DIG. Eliminating the industry concentration policy will allow these Funds to be more diversified across industries in all market conditions.

7.	To provide voting instructions to each Feeder Fund to vote for the election of a Board of Trustees for the Fund Company that oversees the Feeder Fund’s corresponding Master Fund.

8.	To provide voting instructions to certain Feeder Funds to approve a “manager of managers” structure for the Feeder Fund’s corresponding Master Fund whereby Dimensional will be able to employ and replace Dimensional controlled sub-advisors without shareholder approval. This proposal applies to certain Feeder Funds that currently invest in a Master Fund that has existing sub-advisory agreements. To see whether this particular proposal applies to your particular Feeder Fund, see Exhibit B.

9.	To provide voting instructions to each Feeder Fund to approve an updated Investment Management Agreement between the Advisor and the Fund Company on behalf of the Feeder Fund’s corresponding Master Fund.

10.	To provide voting instructions to each Feeder Fund to approve an amendment to the fundamental investment limitation regarding investments in commodities by the Feeder Fund’s corresponding Master Fund.

By Order of the Boards of Directors of DFAIDG and DIG and the Boards of Trustees of DFAITC and DEM,

Catherine L. Newell Vice President and Secretary

[_________, 2015]

Please read the proxy materials carefully and sign and promptly return all of the proxy cards/voting instruction forms you receive regardless of the number of shares you own.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON [________], 2015.

The notice of joint special meeting of shareholders, proxy statement and proxy card(s)/voting instruction form(s) are available on the Internet at [http://_____ ].

(ii)

DFA Investment Dimensions Group Inc.

Enhanced U.S. Large Company Portfolio
U.S. Large Cap Equity Portfolio
U.S. Small Cap Value Portfolio
U.S. Targeted Value Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
International Core Equity Portfolio
DFA International Real Estate Securities Portfolio
DFA International Small Cap Value Portfolio
International Vector Equity Portfolio
Emerging Markets Core Equity Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
DFA Five-Year Global Fixed Income Portfolio
DFA World ex U.S. Government Fixed Income Portfolio
DFA Short-Term Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA Short-Term Extended Quality Portfolio
DFA Intermediate-Term Extended Quality Portfolio

DFA Inflation-Protected Securities Portfolio
DFA Short-Duration Real Return Portfolio
DFA Short-Term Municipal Bond Portfolio
DFA Intermediate-Term Municipal Bond Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA California Intermediate-Term Municipal Bond Portfolio
DFA Municipal Real Return Portfolio
Tax-Managed U.S. Targeted Value Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Small Cap Portfolio
T.A. U.S. Core Equity 2 Portfolio
Tax-Managed DFA International Value Portfolio
T.A. World ex U.S. Core Equity Portfolio
U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
International Sustainability Core 1 Portfolio
DFA International Value ex Tobacco Portfolio
International Social Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio
CSTG&E International Social Core Equity Portfolio
DFA Commodity Strategy Portfolio
U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio
International Large Cap Growth Portfolio
International Small Cap Growth Portfolio
Dimensional Retirement Fixed Income Fund III

Feeder Funds
U.S. Large Cap Value Portfolio Japanese Small Company Portfolio Asia Pacific Small Company Portfolio United Kingdom Small Company Portfolio Continental Small Company Portfolio	Emerging Markets Portfolio Emerging Markets Value Portfolio Emerging Markets Small Cap Portfolio Tax-Managed U.S. Marketwide Value Portfolio LWAS/DFA International High Book to Market Portfolio

Funds of Funds
International Small Company Portfolio DFA Global Real Estate Securities Portfolio World ex U.S. Value Portfolio World ex U.S. Targeted Value Portfolio World ex U.S. Core Equity Portfolio	Selectively Hedged Global Equity Portfolio DFA Investment Grade Portfolio World Core Equity Portfolio

Dimensional Investment Group Inc.

U.S. Large Company Portfolio LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio

Feeder Funds
DFA International Value Portfolio LWAS/DFA U.S. High Book to Market Portfolio U.S. Large Cap Value Portfolio II U.S. Large Cap Value Portfolio III DFA International Value Portfolio II	DFA International Value Portfolio III DFA International Value Portfolio IV Tax-Managed U.S. Marketwide Value Portfolio II Emerging Markets Portfolio II

Funds of Funds
Global Equity Portfolio Global Allocation 60/40 Portfolio	Global Allocation 25/75 Portfolio

The DFA Investment Trust Company

The U.S. Large Cap Value Series The Tax-Managed U.S. Marketwide Value Series The DFA International Value Series The Japanese Small Company Series The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The DFA Short Term Investment Fund

Dimensional Emerging Markets Value Fund

PROXY STATEMENT
FOR SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON [______], 2015

PROXY STATEMENT

TABLE OF CONTENTS

Information about Voting		1
Proposals 1 and 7:	Election of a Board of Directors or a Board of Trustees, as Applicable	4
Proposals 2 and 8:	Approval of the Use of a “Manager of Managers” Structure whereby Dimensional will be able to Employ and Replace Dimensional Controlled Sub-Advisors without Shareholder Approval	14
Proposal 3:	Approval of New Investment Sub-Advisory Agreements among the Advisor, each of DFA Australia and DFA London, and DFAIDG or DIG, as applicable, on behalf of the Identified Fixed Income Funds (These Proposals involve separate votes on Sub-Proposals 3(a) and 3(b))	17
Sub-Proposal 3(a):	To Approve the Proposed Sub-Advisory Agreements among the Advisor, DFA Australia and DFAIDG or DIG, as applicable, on behalf of the Identified Fixed Income Funds	20
Sub-Proposal 3(b):	To Approve the Proposed Sub-Advisory Agreements among the Advisor, DFA London and DFAIDG or DIG, as applicable, on behalf of the Identified Fixed Income Funds	21
Proposals 4 and 9:	Approval of a Proposed Updated Investment Management Agreement for each Fund	23
Proposals 5 and 10:	To Amend the Fundamental Investment Limitation Regarding Investments in Commodities	32
Proposal 6:	To Amend the Fundamental Investment Limitation Regarding Industry Concentration	34
Additional Information about the Funds		36
Further Information about Voting and the Meeting		37
Exhibit List		40

i

INFORMATION ABOUT VOTING

Who is Asking for my Vote?

Your vote on several important matters (each a “Proposal” or “Sub-Proposal,” and together, the “Proposals” or “Sub-Proposals”) has been requested by the Boards of Directors of DFA Investment Dimensions Group Inc. (“DFAIDG”) and Dimensional Investment Group Inc. (“DIG”), and the Boards of Trustees of The DFA Investment Trust Company (“DFAITC”) and Dimensional Emerging Markets Value Fund (“DEM”) (each a “Fund Company,” and together, the “Fund Companies” or “Dimensional Funds”), in connection with a Special Joint Meeting of Shareholders of the various portfolios/series (each a “Fund,” and together, the “Funds”) of the Fund Companies to be held on [ ], 2015 at [9:00 a.m.], Central Time, at the Fund Companies’ principal executive offices, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746 (the “Meeting”).

In addition, if you are a shareholder of any of the “feeder funds” (each a “Feeder Fund,” and together, the “Feeder Funds”) listed on Exhibit A to this Proxy Statement, you are being requested to provide voting instructions as to how the shares that your Feeder Fund owns of its corresponding “master fund” (each a “Master Fund,” and together, the “Master Funds”) that represent your investment in the Feeder Fund should be voted for certain Proposals relating to the Master Fund. The Proposals relating to the Master Funds are identical to the Proposals relating to the Feeder Funds. The Feeder Funds and the Master Funds operate in a “master-feeder” structure. Each Feeder Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Master Fund. Please see the section entitled: “On What Issues am I Being Asked to Vote? – Master-Feeder Fund Structure” on page [__] of this Proxy Statement for more information.

For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a portfolio/series of one of the Fund Companies, although all actions are actually taken by the Fund Company on behalf of a Fund. Some actions described as to be taken by or with respect to a Feeder Fund are actually actions taken by the Feeder Fund’s Fund Company, on behalf of the Feeder Fund.

Who is Eligible to Vote?

Shareholders of record at the close of business on [_____________, 2015] (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjournment of the Meeting (and, in the case of shareholders of a Feeder Fund, entitled to provide voting instructions to such Feeder Fund, as to how to vote shares of the Feeder Fund’s corresponding Master Fund). Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting. Each share of record (and each fractional share) of a Feeder Fund is entitled to provide voting instructions to the Feeder Fund, which will vote the shares the Feeder Fund owns of its corresponding Master Fund in proportion to the voting instructions received.

Certain Funds offer multiple classes of shares, including Class R1 shares, Class R2 shares and Institutional Class shares. Not all of the Funds offer each class of shares. Each share of each class is entitled to one vote (and a proportionate fractional vote for each fractional share). None of the Proposals in this Proxy Statement requires separate voting by class.

The Proxy Statement and the proxy card(s)/voting instruction form(s) (“proxy card(s)”) were first mailed to shareholders of record on or about ______, 2015.

On What Issues am I Being Asked to Vote?

Shareholders of the Funds are being asked to vote on Proposals (and Sub-Proposals) 1 through 6 listed below. In addition, shareholders of the Feeder Funds (as listed on Exhibit A to this Proxy Statement) are being asked to submit voting instructions on Proposals 7 through 10 listed below, which describe Proposals for the Master Funds in which the respective Feeder Funds invest. Proposals 7 through 10 are identical to Proposals 1, 2, 4 and 5 on which shareholders of the Feeder Funds are being asked to vote with respect to the matters that relate directly to the shareholders’ Feeder Funds. For a complete listing of the Proposals and Sub-Proposals that the shareholders of each Fund are being asked to consider, please see Exhibit B to this Proxy Statement.

1.	To elect a Board of Directors or a Board of Trustees, as applicable, for each Fund Company.

2.	To approve the use of a “manager of managers” structure whereby Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) will be able to employ and replace Dimensional controlled sub-advisors without shareholder approval. Examples of Dimensional controlled sub-advisors are DFA Australia Limited (“DFA Australia”) and Dimensional Fund Advisors Ltd. (“DFA London,” and together with DFA Australia, the “Sub-Advisors”), Dimensional’s subsidiaries located in Sydney, Australia and London, United Kingdom, respectively. This proposal applies to (1) certain non-Feeder Funds that currently have existing sub-advisory agreements; (2) certain Funds of Funds that currently invest in an underlying fund that has existing sub-advisory agreements; (3) certain Feeder Funds that currently invest in a Master Fund that has existing sub-advisory agreements and (4) certain non-feeder, fixed income strategy Funds that currently do not have existing sub-advisory agreements but are being asked to approve proposed sub-advisory agreements in Proposal 3 below. To see whether this particular proposal applies to your particular Fund, see Exhibit B.

3.	To approve new Investment Sub-Advisory Agreements, at no additional cost to the Fund, for the DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income of DFAIDG and the LWAS/DFA Two-Year Fixed Income Portfolio of DIG (each an “Identified Fixed Income Fund,” and together, the “Identified Fixed Income Funds”) as follows (includes two (2) Sub-Proposals):

a.	To approve a new Investment Sub-Advisory Agreement among the Advisor, DFA Australia and DFAIDG or DIG, as applicable, on behalf of the Identified Fixed Income Funds.

b.	To approve a new Investment Sub-Advisory Agreement among the Advisor, DFA London and DFAIDG or DIG, as applicable, on behalf of the Identified Fixed Income Funds.

4.	To approve an updated Investment Management Agreement for each Fund.

5.	To approve an amendment to the fundamental investment limitation regarding investments in commodities that clarifies what transactions each Fund can and cannot engage in, given the evolving definitions of commodity interests, swaps and related instruments (does not apply to the DFA Municipal Real Return Portfolio and DFA Commodity Strategy Portfolio of DFAIDG). The commodities or commodities-related transactions that the Funds currently are prohibited from engaging in will continue to be prohibited.

6.	To approve an amendment to the fundamental investment limitation to eliminate the possibility of industry concentration by the DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, and DFA Short-Duration Real Return Portfolio of DFAIDG and the LWAS/DFA Two-Year Fixed Income Portfolio of DIG (each a “Proposal 6 Fund,” and together, the “Proposal 6 Funds”). Eliminating the industry concentration policy will allow these funds to be more diversified across industries in all market conditions.

7.	To provide voting instructions to each Feeder Fund to vote for the election of a Board of Trustees for the Fund Company that oversees the Feeder Fund’s corresponding Master Fund.

8.	To provide voting instructions to certain Feeder Funds to approve a “manager of managers” structure for the Feeder Fund’s corresponding Master Fund whereby Dimensional will be able to employ and replace Dimensional controlled sub-advisors without shareholder approval. This proposal applies to certain Feeder Funds that currently invest in a Master Fund that has existing sub-advisory agreements. To see whether this particular proposal applies to your particular Feeder Fund, see Exhibit B.

9.	To provide voting instructions to each Feeder Fund to approve an updated Investment Management Agreement between the Advisor and the Fund Company on behalf of the Feeder Fund’s corresponding Master Fund.

10.	To provide voting instructions to each Feeder Fund to approve an amendment to the fundamental investment limitation regarding investments in commodities by the Feeder Fund’s corresponding Master Fund.

Master-Feeder Fund Structure. Each of the Funds listed on Exhibit A to this Proxy Statement operate in a “master-feeder” arrangement in which each Feeder Fund invests substantially all of its assets in a corresponding Master Fund. Each Feeder Fund seeks to achieve its investment objective by investing substantially all of the Feeder Fund’s assets in the Master Fund, which has an investment objective that is identical to the Feeder Fund’s investment objective. The Master Fund, in turn, invests directly in securities and other investments. As a shareholder in a Master Fund, each Feeder Fund is being asked to vote on Proposals 1, 2, 4 and 5 described in this Proxy Statement as the Proposals relate to the Master Funds. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to master-feeder fund arrangements, each Feeder Fund’s voting rights with respect to the Master Fund shares that the Feeder Fund holds generally must be passed through to the Feeder Fund’s own shareholders. Under the 1940 Act, each Feeder Fund must vote its Master Fund shares in accordance with the voting instructions received from the Feeder Fund’s shareholders. As a result, if you are a shareholder of a Feeder Fund, in addition to your votes on Proposals 1, 2, 4 and 5 as the Proposals relate to the Feeder Fund in which you own shares, the Boards of Directors of DFAIDG and DIG need your voting instructions on the matters for which your Feeder Fund has to vote as a shareholder of its corresponding Master Fund. You are being asked to provide these voting instructions in Proposals 7 through 10. A Feeder Fund will vote the shares that the Feeder Fund owns of its corresponding Master Fund with respect to each Proposal of the Master Fund in the same proportion as the voting instructions the Feeder Fund receives from its shareholders. The other Feeder Funds that invest in a Master Fund also will vote their Master Fund’s shares in accordance with the voting instructions received from such Feeder Funds’ respective shareholders with respect to the matters described in Proposals 7 through 10 for the Master Fund. In addition, any direct shareholders of a Master Fund also will vote on the Master Fund’s Proposals by voting directly on Proposals 1, 2, 4 and 5, which are identical to the matters described in Proposals 7 through 10 requesting voting instructions from Feeder Fund shareholders.

Because several of the Master Funds have multiple Feeder Fund shareholders and/or have other investors, in addition to the Feeder Funds, it is possible that a Proposal concerning a Master Fund will not be approved by the requisite vote, even if your Feeder Fund casts its votes to approve the Proposal. It also is possible that a Proposal concerning a Master Fund will be approved by the requisite vote, even if your Feeder Fund casts its votes against the Proposal. The Directors and Trustees of each Board (each a “Director,” and together, the “Directors”) have adopted written procedures to monitor potential conflicts of interest that might develop between the Feeder Funds and the Master Funds.

How Does the Board of my Fund Company Recommend that I Vote?

The Boards of Directors of DFAIDG and DIG and the Boards of Trustees of DFAITC and DEM (each a “Board,” and together, the “Boards”), unanimously recommend that you vote, or submit voting instructions, “FOR” each Proposal.

How Do I Ensure that my Vote is Accurately Recorded?

You may attend the Meeting and vote or submit your voting instructions in person, you may vote through the Internet by going to the website located on your proxy card(s), or you may complete and return your proxy card(s) by mail as instructed on the proxy card(s). Additionally, you may vote or submit your voting instructions by touch-tone telephone by calling the number on your proxy card. If you have any questions regarding how to vote your shares, please call AST Fund Solutions, LLC at [1 (___) _____], 9:00 a.m. to 10:00 p.m., Eastern Time].

Proxy cards that are properly executed prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals on which you are entitled to vote, your proxy will be voted as you indicate, and any such Proposal for which no vote is specified will be voted “FOR” that Proposal. If you execute the proxy card, but do not specify a vote on any of the Proposals on which you are entitled to vote, your shares will be voted “FOR” all Proposals on which you are entitled to vote.

If you invest in a Fund that is a Feeder Fund and do not provide voting instructions on the proxy card you receive for one or more Proposals relating to the Master Fund in which your Feeder Fund invests, the Feeder Fund will vote the shares of the Master Fund that your investment in the Feeder Fund represents in direct proportion to the percentage of voting instructions received “FOR,” “AGAINST” and “ABSTAIN” on each Proposal of the Master Fund by other shareholders of the Feeder Fund.

May I Revoke my Proxy?

You may revoke your proxy or voting instructions at any time before they are voted by forwarding a written revocation or a later-dated proxy to the appropriate Fund, provided that either is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my Shares are Held in a Brokerage Account?

If your shares are held by your broker or financial advisor, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker or financial advisor and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker or financial advisor, rather than to the appropriate Fund.

Reports to Shareholders and Financial Statements

Each Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please write to the Fund Company at 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary; call collect at (512) 306-7400; or access the reports on the Funds’ website at http://us.dimensional.com/.

PROPOSALS 1 AND 7:	ELECTION OF A BOARD OF DIRECTORS OR A BOARD OF TRUSTEES, AS APPLICABLE

Introduction to Proposals 1 and 7

The following discussion relates to both Proposals 1 and 7. In Proposal 1, shareholders of each Fund are being asked to elect eight Directors (together, the “Director Nominees”) to the Board of the Fund Company of which the Fund is a series. In Proposal 7, shareholders of each Feeder Fund also are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund should vote for the election of the eight Directors to the Board that oversees its corresponding Master Fund.

The Directors are responsible for supervising the management of the Board’s respective Fund Company and serving the needs and best interests of Fund shareholders. The Board of each Fund Company elects the officers of the Fund Company, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Fund Company. The Director Nominees for election to serve as Directors of each Fund Company are David G. Booth, George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Eduardo A. Repetto, Myron S. Scholes and Abbie J. Smith.

Who are the Director Nominees?

Each Fund Company currently has the same Board. All of the Director Nominees standing for election are presently members of each Board. Each Board is comprised of six Board members who are not “interested persons” of the Fund Companies, as that term is defined in the 1940 Act (together, the “Disinterested Directors”), and two Board members who are “interested persons” of the Fund Companies (together, the “Interested Directors”). Among the Director Nominees, David G. Booth and Eduardo A. Repetto are deemed to be Interested Directors. Mr. Booth, an Interested Director, is Chairman of each Board. The Disinterested Directors of each Board designated Myron S. Scholes as the Lead Disinterested Director. As the Lead Disinterested Director, Mr. Scholes, among other duties: acts as a principal contact for management for communications to the Disinterested Directors in between regular Board meetings; assists in the coordination and preparation of quarterly Board meeting agendas; raises and discusses issues with counsel to the Disinterested Directors; raises issues and discusses ideas with management on behalf of the Disinterested Directors in between regular meetings of the Board; and chairs executive sessions and separate meetings of the Disinterested Directors (other than committee meetings, which are chaired by the respective committee chairperson). The existing Board structure for each Fund Company provides the Disinterested Directors with adequate influence over the governance of the Board and each Fund Company, while also providing the Board with the invaluable insight of the two Interested Directors, who, as both officers of the Fund Company and the Advisor, participate in the day-to-day management of each Fund Company’s affairs, including risk management.

Listed below, beside the name, address and age of each Director Nominee, are the Director Nominees’ positions and length of service on the Boards, principal occupations during the past five years (their titles may have varied during that period), the number of Funds in the Dimensional Funds that the Director Nominees oversee and other board memberships that the Director Nominees hold (if applicable). The Dimensional Funds consists of the four Fund Companies.

DISINTERESTED DIRECTOR NOMINEES

Name, Address and Age	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Funds in the Dimensional Funds[1] Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 67	Director	DFAIDG – Since 1983 DIG – Since 1993 DFAITC – Since 1992 DEM – Since 1993	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	109 portfolios in 4 investment companies	None
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 76	Director	DFAIDG – Since 1986 DIG – Since 1993 DFAITC – Since 1992 DEM – Since 1993
Steven G. Rothmeier Professor and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				109 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (29 portfolios) (since 1994).

Name, Address and Age	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Funds in the Dimensional Funds[1] Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 71	Director	DFAIDG –Since 1981 DIG – Since 1993 DFAITC – Since 1992 DEM – Since 1993
Professor in Practice Emeritus of Finance, Yale School of Management (since 1984). Consultant to Morningstar, Inc. (since 2006). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				109 portfolios in 4 investment companies	None
Edward P. Lazear Stanford University Graduate School of Business 518 Memorial Way Stanford, CA 94305-5015 Age: 66	Director	DFAIDG –Since 2010 DIG – Since 2010 DFAITC – Since 2010 DEM – Since 2010
Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009). Formerly, Chairman of President George W. Bush’s Council of Economic Advisers (2006-2009). Council of Economic Advisors, State of California (2005-2006). Formerly, Commissioner, White House Panel on Tax Reform (2005).
				109 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 Age: 73	Director	DFAIDG – Since 1981 DIG – Since 1993 DFAITC – Since 1992 DEM – Since 1993
Chief Investment Strategist, Janus Capital Group Inc. (since 2014). Frank E. Buck Professor of Finance, Emeritus, Graduate School of Business, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009).
				109 portfolios in 4 investment companies	Advisor, Kuapay Inc. (since 2013). Formerly, Director, American Century Fund Complex (registered investment companies) (43 portfolios) (1980-2014).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	Director	DFAIDG – Since 2000 DIG – Since 2000 DFAITC – Since 2000 DEM – Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (2008-2011).
109 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System, Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (4 investment companies within the fund complex) (33 portfolios) (since 2009).

INTERESTED DIRECTOR NOMINEES

The following Director Nominees are deemed to be Interested Directors due to their positions with the Advisor.

Name, Address and Age	Position	Term of Office and Length of Service	Principal Occupation During Past 5 Years	Number of Funds in the Dimensional Funds[1] Overseen by the Director	Other Directorships of Public Companies Held During Past 5 Years
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 Age: 68	Chairman, Director, President and Co-Chief Executive Officer	DFAIDG –Since 1981 DIG – Since 1992 DFAITC – Since 1992 DEM – Since 1993
Chairman, Director/Trustee, President, Co-Chief Executive Officer and formerly, Chief Executive Officer (until 1/1/2010) of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities LLC, DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Advisors Ltd., Dimensional Funds plc and Dimensional Funds II plc. Formerly, President, Dimensional SmartNest (US) LLC (2009-2014). Limited Partner, VSC Investors, LLC (since 2007). Formerly, Limited Partner, Oak Hill Partners (2001-2010). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director and President (since 2012) of Dimensional Japan Ltd. Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (since 2010).
				109 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 Age: 48	Director, Co-Chief Executive Officer and Co-Chief Investment Officer	DFAIDG –Since 2009 DIG – Since 2009 DFAITC – Since 2009 DEM – Since 2009
Co-Chief Executive Officer (beginning January 2010), Co-Chief Investment Officer (since June 2014), Director and formerly, Chief Investment Officer (until June 2014) of the DFA Entities. Director, Co-Chief Executive Officer and Chief Investment Officer (since 2010) of Dimensional Cayman Commodity Fund I Ltd. Director, Co-Chief Executive Officer, President and Co-Chief Investment Officer of Dimensional Fund Advisors Canada ULC and formerly, Chief Investment Officer (until April 2014). Co-Chief Investment Officer, Vice President and Director of DFA Australia Limited and formerly, Chief Investment Officer (until April 2014). Director of Dimensional Fund Advisors Ltd., Dimensional Funds plc, Dimensional Funds II plc and Dimensional Advisors Ltd. Formerly, Vice President of the DFA Entities and Dimensional Fund Advisors Canada ULC. Director and Chief Investment Officer (since December 2012) of Dimensional Japan Ltd.
				109 portfolios in 4 investment companies	None

[1]	Each Director is a Director of each of the four registered investment companies constituting the Funds. Each Disinterested Director also serves on the Independent Review Committee of the mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC, also known as the Dimensional Funds.

If elected, each Director Nominee will hold office for an indefinite term until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, or removal. Each Director Nominee currently is available and has consented to serve if elected. If any of the Director Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Board members.

Mr. Lazear, although he currently serves on the Boards, is standing for election by shareholders for the first time. Mr. Lazear was appointed to the Boards in 2010, and was recommended for appointment to each Board by each Fund Company’s Nominating Committee (together, the “Nominating Committee”), which consists solely of Disinterested Directors. Mr. Lazear initially was identified by the Disinterested Directors during a search process for potential candidates that was undertaken by the Nominating Committee.

How are Nominees for Director Selected?

The Nominating Committee consists of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Edward P. Lazear, Myron S. Scholes, and Abbie J. Smith. The Nominating Committee makes recommendations for nominations of Disinterested and Interested Directors on the Board to the Disinterested Directors and to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate’s qualifications, the Nominating Committee may consider, among other things: (1) whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a Board member; (2) whether or not the person has any relationships that might impair the person’s independence; (3) whether or not the person is willing to serve and willing and able to commit the time necessary for the performance of the duties of a Board member; and (4) the candidate’s judgment, skill, diversity, and experience with investment companies and other organizations of comparable purpose, complexity and size.

When a Fund Company’s Board has, or expects to have, a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended as nominees for election as Board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources, an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if the recommendations are submitted in writing and addressed to the Fund Companies’ Secretary at such address as is set forth in the Fund Companies’ disclosure documents. Additionally, the recommendation must include appropriate background material, including: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each Fund of a Fund Company that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund Company’s outstanding shares; and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Boards have adopted and approved a formal written Charter for the Nominating Committee. A copy of the Nominating Committee Charter is attached as Exhibit C-1 to this Proxy Statement. There was one Nominating Committee meeting held for each Fund Company during the fiscal year ended October 31, 2014.

The Nominating Committee believes that it is in the best interests of each Fund Company and its shareholders to obtain highly-qualified individuals to serve as members of the Board. Each Fund Company’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund Companies and protect the interests of shareholders. Each Board has noted that each Director has professional experience in areas of importance for investment companies. The Board considered that each Disinterested Director held an academic position in the areas of finance, economics or accounting. The Board also noted that each of Mr. Gould, Mr. Scholes, and Ms. Smith has experience serving as a director on the boards of operating companies and/or other investment companies. In addition, the Board considered that Mr. Booth and Mr. Repetto possessed valuable experience due to their positions with the Advisor.

How Often Do the Boards Meet and What Are the Board Members Paid?

The Boards are responsible for establishing the Fund Companies’ policies and for overseeing the management of the Fund Companies. The Board of each of DFAIDG, DIG, DFAITC and DEM held five meetings during the fiscal year ended October 31, 2014, and each incumbent Director who is standing for election at this Meeting attended at least 75% of the aggregate total number of meetings of the Boards and the total number of meetings held by all committees of the Boards on which such Director serves during the Fund Companies’ fiscal year ended October 31, 2014. The Fund Companies currently do not have a formal policy regarding Board members’ attendance at shareholders’ meetings but encourage Directors to do so. In addition, none of the Fund Companies held, or was required to hold, an annual meeting at which Board members were elected during the Fund Company’s fiscal year ended October 31, 2014.

Each Disinterested Director is compensated by each Fund Company on which he/she serves as a Board member. The Interested Directors are not compensated for their services as Board members by the Fund Companies. The Fund Companies do not maintain or provide pension or retirement benefits to their Board members.

The following table identifies the amount of compensation that each Director received from each Fund Company and the aggregate amount of compensation that each Disinterested Director received from the Dimensional Funds for the fiscal year ended October 31, 2014. Additionally, the table provides the amount of compensation that was received by the highest paid executive officer of each Fund Company. No other executive officer is compensated by the Fund Companies.

Name and Position	Aggregate compensation from				Pension or Retirement Benefits as Part of Expenses	Estimated Annual Benefits upon Retirement	Total Compensation the Dimensional Funds Paid to Directors†
	DFAIDG*	DIG*	DFAITC*	DEM*
George M. Constantinides	$164,257	$18,937	$51,844	$14,921	N/A	N/A	$250,000
Disinterested Director
John P. Gould	$164,257	$18,937	$51,844	$14,921	N/A	N/A	$250,000
Disinterested Director
Roger G. Ibbotson	$170,821	$19,694	$53,966	$15,520	N/A	N/A	$260,000
Disinterested Director
Edward P. Lazear	$164,257	$18,937	$51,844	$14,921	N/A	N/A	$250,000
Disinterested Director
Myron S. Scholes	$197,075	$22,720	$62,921	$17,941	N/A	N/A	$300,000
Lead Disinterested Director
Abbie J. Smith	$164,257	$18,937	$51,844	$14,921	N/A	N/A	$250,000
Disinterested Director
Christopher S. Crossan	$261,672	$30,048	$82,546	$23,234	N/A	N/A	N/A
Chief Compliance Officer

†	The Dimensional Funds include four registered investment companies for which the Advisor performs advisory and/or administrative services and for which the individuals listed above serve as Directors on the Boards of such Dimensional Funds.

*	Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the Disinterested Directors of the Fund Companies may defer receipt of all or a portion of the compensation for serving as members of the four Boards. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the Dimensional Funds (the “Reference Funds” or “Simulated Funds”). The amounts ultimately received by the Disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a Fund’s assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Disinterested Director or to pay any particular level of compensation to the Disinterested Director. The total amount of deferred compensation accrued by the Disinterested Directors from the Dimensional Funds who participated in the Plan during the fiscal year ended October 31, 2014 is as follows: $260,000 (Mr. Ibbotson) and $250,000 (Mr. Lazear). A Disinterested Director’s deferred compensation will be distributed at the earlier of: (a) January in the year after the Disinterested Director’s resignation from the Boards, or death or disability; or (b) five years following the first deferral, in such amounts as the Disinterested Director has specified. The obligations of the Dimensional Funds to make payments under the Plan will be unsecured general obligations of the Dimensional Funds, payable out of the general assets and property of the Dimensional Funds.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Funds of the Fund Companies as of December 31, 2014 is set forth in the chart below.

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Fund Companies Overseen by Director in the Dimensional Funds
Disinterested Director Nominees:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds**
Roger G. Ibbotson	DFAIDG U.S. Core Equity 1 Portfolio – Over $100,000 U.S. Core Equity 2 Portfolio – Over $100,000 International Core Equity Portfolio – Over $100,000 DIG, DFAITC and DEM None	Over $100,000; Over $100,000 in Simulated Funds**
Edward P. Lazear	None	None Directly; Over $100,000 in simulated Funds**
Myron S. Scholes	DFAIDG U.S. Micro Cap Portfolio – Over $100,000 DIG, DFAITC and DEM None	Over $100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**
Interested Director Nominees:
David G. Booth
DFAIDG
U.S. Micro Cap Portfolio – Over $100,000
Selectively Hedged Global Equity Portfolio* – Over $100,000
DFA One-Year Fixed Income Portfolio – Over $100,000
DFA Short-Term Municipal Bond Portfolio* – Over $100,000
U.S. Large Cap Growth Portfolio* – Over $100,000
U.S. Small Cap Growth Portfolio* – Over $100,000
International Large Cap Growth Portfolio* – Over $100,000
International Small Cap Growth Portfolio* – Over $100,000

DIG
Global Equity Portfolio – Over $100,000
Global Allocation 60/40 Portfolio – Over $100,000
Global Allocation 25/75 Portfolio* – Over $100,000

DFAITC and DEM
None
Over $100,000

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Fund Companies Overseen by Director in the Dimensional Funds
Eduardo A. Repetto
DFAIDG
U.S. Large Cap Equity Portfolio – Over $100,000
U.S. Core Equity 1 Portfolio – Over $100,000
U.S. Core Equity 2 Portfolio – Over $100,000
Large Cap International Portfolio – Over $100,000
International Core Equity Portfolio – Over $100,000
World ex U.S. Core Equity Portfolio – Over $100,000
Emerging Markets Core Equity Portfolio – Over $100,000
DFA Two-Year Global Fixed Income Portfolio – Over $100,000
DFA World ex U.S. Government Fixed Income Portfolio – Over $100,000
DFA Short-Term Extended Quality Portfolio – Over $100,000
DFA Intermediate-Term Extended Quality Portfolio – Over $100,000
DFA Investment Grade Portfolio – Over $100,000
DFA Inflation-Protected Securities Portfolio - $50,001-$100,000
DFA Short-Duration Real Return Portfolio – Over $100,000
DFA Short-Term Municipal Bond Portfolio – Over $100,000
T.A. U.S. Core Equity 2 Portfolio – Over $100,000
T.A. World ex U.S. Core Equity Portfolio – Over $100,000
U.S. Large Cap Growth Portfolio – Over $100,000
International Large Cap Growth Portfolio – Over $100,000

DIG
U.S. Large Company Portfolio – Over $100,000
Global Equity Portfolio – Over $100,00

DFAITC and DEM
None
Over $100,000

*	Denotes that the Director Nominee’s holding exceeds 1% of a class of outstanding stock of the Fund.

**	As discussed above, the compensation to certain of the Disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the Funds. Thus, the Disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the Funds although the Disinterested Directors do not directly own shares of the Funds.

What is the Board’s Role in Risk Oversight of a Fund Company?

The Board of each Fund Company, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings and through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor. In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect each Fund Company.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of each Fund’s portfolios. The Board discusses these reports and the Funds’ performance and investment risks with management of the Advisor at the Board’s regular meetings. The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the Funds. To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a Fund and such change could have a significant impact on the Fund’s risk profile, the Advisor will present such change to the Board for its approval.

With respect to valuation, the Advisor and each Fund Company’s administrative and accounting agent provide regular written reports to the Board that enable the Board to review the Funds’ fair valued securities. Such reports also include information concerning illiquid and any worthless securities held by each Fund. In addition, each Board’s Audit Committee reviews valuation procedures and pricing results with the Fund Company’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with each Fund Company’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under U.S. Securities and Exchange Commission (“SEC”) rules, the Disinterested Directors meet in executive session with the CCO, and each Fund Company’s CCO prepares and presents an annual written compliance report to the Board. Each Fund Company’s Board adopts compliance policies and procedures for the Fund Company and receives information about the compliance procedures in place for the Fund Company’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the Fund Company level by the Advisor. Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Who are the Executive Officers of the Fund Companies?

Officers of the Fund Companies are appointed by the Boards and serve at the pleasure of the Boards. Exhibit C-2 to this Proxy Statement identifies the executive officers of the Fund Companies, and provides the name, age, information regarding positions with the Fund Companies and the principal occupation for each officer of the Fund Companies. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.

What are the Standing Committees of the Boards?

The Board of each Fund Company has three standing committees: the Audit Committee, the Nominating Committee and the Investment Strategy Committee (the “Strategy Committee”). For more information on the Nominating Committee, see “How are Nominees for Director Selected?” above.

Each Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. The Audit Committee for each Board oversees the Fund Company’s accounting and financial reporting policies and practices, each Fund Company’s internal controls, each Fund Company’s financial statements and the independent audits thereof and performs other oversight functions as requested by each Board. The Audit Committee for each Board recommends the appointment of each Fund Company’s independent registered public accounting firm and also acts as a liaison between each Fund Company’s independent registered public accounting firm and the full Board. There were two Audit Committee meetings held for each Fund Company during the fiscal year ended October 31, 2014.

The Strategy Committee is comprised of John P. Gould, Edward P. Lazear, Myron S. Scholes and Eduardo A. Repetto. At the request of a Board or the Advisor, the Strategy Committee: (i) reviews the design of possible new series of a Fund Company; (ii) reviews the performance of existing Funds of a Fund Company, and discusses and recommends possible enhancements to the Funds’ investment strategies; (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each Fund; and (iv) considers issues relating to investment services for each Fund of a Fund Company. There were two Strategy Committee meetings held for each Fund Company during the fiscal year ended October 31, 2014.

Who are the Fund Companies’ Auditors?

Selection of Auditors. The Audit Committee and the Board of each Fund Company have selected the firm of PricewaterhouseCoopers LLP (“PwC”) to serve as auditors of the Fund Companies. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available to respond to any appropriate questions.

Audit Fee Information for the Fund Companies.

Audit Fees

The aggregate fees billed for professional services rendered by PwC for the audit of the Fund Companies’ annual financial statements and for review of the financial statements included in the Fund Companies’ annual reports or for services that normally are provided by PwC in connection with statutory and regulatory filings or engagements for the last two fiscal years of the Fund Companies are set forth in the table below.

	Fiscal Year Ended:
Fund Company Name	October 31, 2013	October 31, 2014
DFAIDG	$1,448,699	$1,515,544
DIG	$282,214	$291,451
DFAITC	$206,957	$213,731
DEM	$18,814	$19,430

Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by PwC that were reasonably related to the performance of the audit or review of the Fund Companies’ financial statements, which were not reported under “Audit Fees” above (the “Audit-Related Fees”), for the last two fiscal years of the Fund Companies, are set forth in the table below. The Audit-Related Fees included fees for services related to limited procedures performed in connection with the production of the Fund Companies’ semi-annual financial statements.

	Fiscal Year Ended:
Fund Company Name	October 31, 2013	October 31, 2014
DFAIDG	$116,948	$123,244
DIG	$22,782	$23,701
DFAITC	$16,707	$17,381
DEM	$1,519	$1,580

The Audit-Related Fees required to be approved by each Fund Company’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were $155,000 and $165,000 for the fiscal years ended October 31, 2013 and October 31, 2014, respectively. The Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SSAE 16 over controls at the Advisor.

Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning (the “Tax Fees”) for the last two fiscal years for the Fund Companies are set forth in the table below. The Tax Fees included fees for tax services in connection with the Fund Companies’ excise tax calculations, limited review of the Fund Companies’ applicable tax returns and, with respect to each Fund Company except DIG, capital gains tax services in India.

	Fiscal Year Ended:
Fund Company Name	October 31, 2013	October 31, 2014
DFAIDG	$640,381	$658,862
DIG	$124,750	$126,704
DFAITC	$91,483	$92,916
DEM	$8,317	$8,447

There were no Tax Fees required to be approved by each Board’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the last two fiscal years.

All Other Fees

There were no additional fees paid by the Fund Companies for products and services provided by PwC, other than the services reported above, for the Fund Companies’ last two fiscal years. There were no “All Other Fees” required to be approved by each Fund Company’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years ended October 31, 2013 and October 31, 2014.

The Audit-Related Fees and Tax Fees disclosed above were approved by the Audit Committee of each Board but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The percentage of hours expended on PwC’s engagement to audit the Fund Companies’ financial statements for the fiscal year ended October 31, 2014 that were attributed to work performed by persons other than PwC’s full time, permanent employees was not greater than 50%.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PwC for services rendered to each Fund Company, the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund Company for the last two fiscal years of the Fund Company are set forth in the table below.

	Fiscal Year Ended:
Fund Company Name	October 31, 2013	October 31, 2014
DFAIDG	$2,782,732	$2,990,464
DIG	$2,172,935	$2,358,763
DFAITC	$2,133,593	$2,318,655
DEM	$2,035,239	$2,218,385

Each Audit Committee has considered whether the provision of non-audit services that were rendered to the Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund Companies, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Pre-Approval Policies and Procedures

The Audit Committee of each Board has adopted Pre-Approval Policies and Procedures. The Pre-Approval Policies and Procedures are set forth in Exhibit C-3 to this Proxy Statement.

What is the Required Vote on Proposals 1 and 7?

For Proposal 1, the Director Nominees will be elected to the Board of each Fund Company by the affirmative vote of a plurality of votes cast collectively by the shareholders of all of the Funds of such Fund Company, regardless of the results of the votes cast by the shareholders of each individual Fund. This means that the Director Nominees receiving the largest number of votes will be elected to fill the eight available positions.

For Proposal 7, the shareholders of each Feeder Fund are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund, as a shareholder of a Master Fund, should vote on the election of the Director Nominees to the Board of the Fund Company that oversees the Feeder Fund’s corresponding Master Fund. The Director Nominees will be elected to the Board of each Fund Company that oversees the Master Funds by the affirmative vote of a plurality of votes cast collectively by shareholders (including Feeder Funds) of all of the Funds (including Master Funds) of such Fund Company, regardless of the results of the votes cast by the shareholders of each individual Fund of the Master Fund’s Fund Company. This means that the Director Nominees receiving the largest number of votes will be elected to fill the eight available positions.

THE BOARD OF EACH FUND COMPANY UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES TO THE BOARD.

PROPOSALS 2 AND 8:	APPROVAL OF THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY DIMENSIONAL WILL BE ABLE TO EMPLOY AND REPLACE DIMENSIONAL CONTROLLED SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Proposal 2 applies only to the Funds listed below and Proposal 8 applies only to the Funds listed below that are Feeder Funds (such Funds are sometimes referred to individually in this Proposal as a “Proposal 2/8 Fund” or collectively the “Proposal 2/8 Funds”):

The following non-feeder Funds currently have existing sub-advisory agreements or are Funds of Funds that invest in an underlying fund that has existing sub-advisory agreements: Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, Emerging Markets Core Equity Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Short-Duration Real Return Portfolio, DFA Municipal Real Return Portfolio, Tax-Managed DFA International Value Portfolio, T.A. World ex U.S. Core Equity Portfolio, International Sustainability Core 1 Portfolio, DFA International Value ex Tobacco Portfolio, International Social Core Equity Portfolio, Emerging Markets Social Core Equity Portfolio, CSTG&E International Social Core Equity Portfolio, DFA Commodity Strategy Portfolio, International Large Cap Growth Portfolio, International Small Cap Growth Portfolio, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, and Dimensional Emerging Markets Value Fund. Fund of Funds: International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, DFA Investment Grade Portfolio, World Core Equity Portfolio, Dimensional Retirement Fixed Income Fund III, Global Equity Portfolio, Global Allocation 60/40 Portfolio, and Global Allocation 25/75 Portfolio

The following Feeder Funds currently invest in a Master Fund that has existing sub-advisory agreements: Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, Emerging Markets Value Portfolio, Emerging Markets Small Cap Portfolio, LWAS/DFA International High Book to Market Portfolio, DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III, DFA International Value Portfolio IV, and Emerging Markets Portfolio II

The following non-feeder, fixed income strategy Funds currently do not have existing sub-advisory agreements but are being asked to approve proposed sub-advisory agreements in Proposal 3 below: DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, LWAS/DFA Two-Year Fixed Income Portfolio, and DFA Five-Year Global Fixed Income Portfolio

The following discussion relates to Proposals 2 and 8. The Board of each Fund Company is recommending that shareholders of each Fund listed above approve Proposal 2 to permit Dimensional to appoint, replace or change, without prior shareholder approval but subject to Board approval, sub-advisors that are controlled by Dimensional (i.e., Dimensional holds the right to vote over 50% of the sub-advisor’s outstanding voting securities) (“Dimensional Controlled Sub-advisors”), so long as the Board concludes that such arrangements would be in the best interests of the shareholders of a Fund. This advisory structure is commonly referred to as a “Manager of Managers Structure”. In Proposal 8, shareholders of each Feeder Fund listed above also are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund should vote on the approval of the same Manager of Managers Structure for the Feeder Fund’s Master Fund.

Why am I being asked to vote on this Proposal?

Dimensional uses a team-based approach in the implementation of portfolios, such as the Proposal 2/8 Funds, involving the interaction of Dimensional’s research, portfolio management and trading groups. Depending on the strategy for a particular Proposal 2/8 Fund, Dimensional may wish to use the portfolio management and trading expertise of personnel employed by Dimensional’s Controlled Sub-advisors in other global locations. For example, a Proposal 2/8 Fund may employ Dimensional’s wholly-owned affiliated sub-advisors located in Sydney, Australia (DFA Australia) or London, United Kingdom (DFA London) to assist with the management and trading securities of portfolios while markets are open in a particular jurisdiction. As indicated above, all but four of the Proposal 2/8 Funds already have the benefit of sub-advisory agreements either directly or through their fund structure as a Feeder Fund or Fund of Funds. If any of the listed Feeder Funds or Fund of Funds changed its fund structure to invest in non-U.S. security holdings directly, a Fund of Funds or Feeder Fund would need to enter into sub-advisory agreements directly with the Dimensional Controlled Sub-advisors in order to continue to benefit from the foreign investing expertise of Dimensional Controlled Sub-advisors like DFA London or DFA Australia and their sub-advisory services. The approval of Proposal 2 would facilitate this ability and aid in the seamless transition by the Fund of Funds or Feeder Funds to having portfolio securities directly managed.

Adoption of the Manager of Managers Structure would enable all of the Proposal 2/8 Funds to operate with greater efficiency by allowing a Fund Company’s Board to approve the use of any current or future Dimensional Controlled Sub-advisors best suited to the Proposal 2/8 Fund’s needs without incurring the potential expense and delays that could be associated with obtaining shareholder approvals. For example, a Dimensional Controlled Sub-advisor in a different region of the world could more efficiently take advantage of foreign markets without the possibility of losing a trading opportunity from being required to receive permission for certain trades from the Advisor before execution. In addition, such Dimensional Controlled Sub-advisors may provide valuable investment advice to the Advisor with respect to certain foreign markets and the securities available for purchase in those markets and assist the Advisor in compiling and analyzing the list of eligible securities available for purchase and sale by a Proposal 2/8 Fund. In providing such portfolio management and trading services with respect to a Proposal 2/8 Fund, a Dimensional Controlled Sub-advisor would follow the same investment and trading philosophy, and employ substantially similar investment and trading processes, as does Dimensional in managing a Proposal 2/8 Fund’s portfolio and would be subject to the oversight of the Advisor and the Fund Company’s Board. Furthermore, the Advisor’s investment committee oversees the investment policies and guidelines for each of the Proposal 2/8 Funds and any Dimensional Controlled Sub-advisor that is appointed to sub-advise a Proposal 2/8 Fund would be required to follow the investment policies and guidelines set by the Advisor’s investment committee for that Fund. Finally, a Dimensional Controlled Sub-advisor is required to be registered as an investment adviser with the SEC in order to serve as a sub-advisor to any of the Proposal 2/8 Funds.

As mentioned above, DFA Australia (as specified in Exhibit G) and DFA London (as specified in Exhibit H) currently serve as sub-advisors to the equity strategy Funds and certain of the fixed income strategy Funds that are listed under this Proposal 2, and have served in this sub-advisory capacity since these Funds first commenced public operations.

In addition to receiving shareholder approval, the Advisor must receive an exemptive order from the SEC before using the Manager of Managers Structure. While the Advisor has not yet received the order that will grant permission from the SEC to use the Manager of Managers Structure, the Boards have determined to seek shareholder approval of the Manager of Managers Structure at this time to avoid additional meeting and proxy solicitation costs in the future. Dimensional will not hire unaffiliated sub-advisors and will not request the ability to do so in its application to the SEC for an exemptive order to allow the Manager of Managers Structure.

How will the Manager of Managers Structure Operate?

Under the Manager of Managers Structure, the Advisor will be permitted to appoint and replace Dimensional Controlled Sub-advisors for a Proposal 2/8 Fund and to enter into, and approve, amendments to sub-advisory agreements with Dimensional Controlled Sub-advisors without first obtaining shareholder approval, if the Fund Company’s Board concludes that such arrangements are in the best interests of the Proposal 2/8 Fund’s shareholders and approves such arrangements. A Fund Company’s Board, including a majority of the Disinterested Directors, must approve any new Dimensional Controlled Sub-advisor and any new or amended sub-advisory agreement with a Dimensional Controlled Sub-advisor. A Dimensional Controlled Sub-advisor includes any sub-advisor that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of the sub-advised Fund, Dimensional Funds or the Advisor and for which the Advisor holds the right to vote over 50% of the outstanding voting securities of such sub-advisor.

As background, provisions of the 1940 Act that apply to each Proposal 2/8 Fund require that investment management agreements between funds and their investment advisors be approved by shareholders. The Advisor, however, anticipates requesting an exemptive order (the “Order”) from the SEC permitting the Advisor to hire new Dimensional Controlled Sub-advisors without obtaining shareholder approval, subject to the approval of a Fund Company’s Board. As mentioned before, Dimensional will not hire unaffiliated sub-advisors and will not request the ability to do so in its application to the SEC for an Order to allow the Manager of Managers Structure.

Under the Manager of Managers Structure, the Advisor will have the overall responsibility, subject to oversight by a Fund Company’s Board, to oversee the Dimensional Controlled Sub-advisors and recommend their hiring, termination and replacement. Specifically, the Advisor will, subject to the review and approval of a Fund Company’s Board: (1) set the Proposal 2/8 Fund’s overall investment strategy; (2) evaluate, select and recommend Dimensional Controlled Sub-advisors to manage all or a portion of the Proposal 2/8 Fund’s assets; and (3) implement procedures reasonably designed to ensure that each Dimensional Controlled Sub-advisor complies with the Proposal 2/8 Fund’s investment goal, policies and limitations. Subject to the review by a Fund Company’s Board, the Advisor will: (1) when appropriate, allocate and reallocate the Proposal 2/8 Fund’s assets among multiple Dimensional Controlled Sub-advisors; and (2) monitor and evaluate the performance of the Dimensional Controlled Sub-advisors. The Fund Company’s Board would also review each Proposal 2/8 Fund’s sub-advisors and sub-advisory agreements at least annually in the same manner it reviews the Advisor and the Advisor’s investment management agreement. The replacement of the Advisor or the imposition of material changes to the investment management agreement with the Advisor would, however, require prior shareholder approval.

The Manager of Managers Structure will: (1) enable a new Dimensional Controlled Sub-advisor to commence providing services to a Proposal 2/8 Fund more quickly and with less potential expense to the Proposal 2/8 Fund when the Advisor and the Board believe that such an appointment would be in the best interests of the Proposal 2/8 Fund; and (2) permit the Advisor to allocate and reallocate the Proposal 2/8 Fund’s assets among itself and one or more Dimensional Controlled Sub-advisors when the Advisor and the Board believe that it would be in the best interests of the Proposal 2/8 Fund.

How does this Proposal affect my fees as a shareholder of a Proposal 2/8 Fund?

Approval of this Proposal will not affect your fees as a shareholder of a Proposal 2/8 Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by a Proposal 2/8 Fund. Further shareholder approval would be necessary to increase the management fees that are payable by a Proposal 2/8 Fund, which is not contemplated. The costs associated with informing shareholders of a Proposal 2/8 Fund of the hiring of any new Dimensional Controlled Sub-advisor will be borne by the Advisor.

How does this Proposal affect my right to vote on sub-advisory agreements?

If Proposals 2 and 8 are approved, a Proposal 2/8 Fund’s shareholders will generally no longer be asked to approve the use of new Dimensional Controlled Sub-advisors for the Proposal 2/8 Fund, assuming that the Order is issued and the conditions of the Order are met. Rather, the Advisor, with the approval of a Fund Company’s Board, would be able to appoint new Dimensional Controlled Sub-advisors and make appropriate changes to the sub-advisory agreements with Dimensional Controlled Sub-advisors without seeking shareholder approval. A Proposal 2/8 Fund will, however, inform shareholders of the hiring of any new Dimensional Controlled Sub-advisor within 90 days after the hiring of the sub-advisor.

If Proposals 2 and 8 are not approved by a Proposal 2/8 Fund’s shareholders, then the Advisor would generally only be able to enter into new or amended sub-advisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to a Proposal 2/8 Fund and its shareholders by the Board.

Why did each Board approve the Manager of Managers Structure?

As discussed above, access to a Dimensional Controlled Sub-advisor in a different region of the world would: (1) allow a Proposal 2/8 Fund to more efficiently take advantage of foreign markets by eliminating delays that currently may result from the need to consult and get instruction from the Advisor in a different time zone; and (2) provide a Proposal 2/8 Fund with additional valuable investment advice and analysis regarding the eligible securities in different markets that are available for purchase and sale by a Proposal 2/8 Fund.

Each Board approved the Manager of Managers Structure in order to provide the Proposal 2/8 Funds the ability to benefit from the appointment of Dimensional Controlled Sub-advisors without incurring potential additional expenses or delays that could result from seeking to obtain shareholder approvals.

What is the Required Vote on Proposals 2 and 8?

For Proposal 2, before a Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved for the Fund by the affirmative vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. The affirmative vote of a “majority of the outstanding voting securities” of a Fund is defined as the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Fund.

For Proposal 8, the shareholders of each Feeder Fund also are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund, as a shareholder of its corresponding Master Fund, should vote on the approval of the Manager of Managers Structure for the Feeder Fund’s Master Fund. For Proposal 8, before a Master Fund may rely on the Order, the operation of the Master Fund using the Manager of Managers Structure must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Master Fund, as defined in the 1940 Act. The affirmative vote of a “majority of the outstanding voting securities” of a Master Fund is defined as the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Master Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Master Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Master Fund.

THE BOARD OF EACH FUND COMPANY UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE APPROVAL OF THE “MANAGER OF MANAGERS” STRUCTURE.

PROPOSAL 3:	APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENTS AMONG THE ADVISOR, EACH OF DFA AUSTRALIA AND DFA LONDON AND DFAIDG OR DIG, AS APPLICABLE, ON BEHALF OF THE IDENTIFIED FIXED INCOME FUNDS (THESE PROPOSALS INVOLVE SEPARATE VOTES ON SUB-PROPOSALS 3(A) AND 3(B))

Proposal 3 only applies to the following Funds: DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio and LWAS/DFA Two-Year Fixed Income Portfolio (each an “Identified Fixed Income Fund,” and together, the “Identified Fixed Income Funds”).

Introduction to Proposal 3 and Sub-Proposals 3(a)-3(b)

The following discussion relates to Proposal 3, which includes the approval of two new investment sub-advisory agreements (each a “Proposed Sub-Advisory Agreement,” and together, the “Proposed Sub-Advisory Agreements”) for each Identified Fixed Income Fund. In Sub-Proposal 3(a), shareholders of each Identified Fixed Income Fund are being asked to approve a Proposed Sub-Advisory Agreement among the Advisor, DFA Australia, and DFAIDG or DIG, as applicable, on behalf of the Identified Fixed Income Fund, while in Sub-Proposal 3(b), shareholders of each Identified Fixed Income Fund are being asked to approve a Proposed Sub-Advisory Agreement among the Advisor, DFA London, and DFAIDG or DIG, as applicable, on behalf of the Identified Fixed Income Fund.

The Advisor believes that the Identified Fixed Income Funds can benefit from the global investment management expertise of the personnel of the Advisor’s affiliated investment advisors, DFA Australia and DFA London (each a “Proposed Sub-Advisor,” and together, the “Proposed Sub-Advisors”). Based on the Advisor’s recommendation and other information discussed below, the Boards of DFAIDG and DIG, as applicable (together for this Proposal, the “Board”), recommend that you approve the Proposed Sub-Advisory Agreement among the Advisor, each Proposed Sub-Advisor and DFAIDG or DIG, as applicable, on behalf of your Identified Fixed Income Fund. If approved, the Proposed Sub-Advisors will assist the Advisor in managing certain assets of each Identified Fixed Income Fund in exchange for a fee to be paid to each Proposed Sub-Advisor by the Advisor. There will be no changes in the management fees paid by the Identified Fixed Income Funds. Forms of the Proposed Sub-Advisory Agreements with each of DFA Australia and DFA London are contained in Exhibits D-1 and D-2, respectively, to this Proxy Statement.

How is Proposal 3 Related to Proposal 2?

As described in Proposal 2 above, the Advisor must receive an Order from the SEC before using the Manager of Managers Structure. This process could take some period of time after shareholder approval of Proposal 2 is obtained at the Meeting. As a result, the Board believes it is advantageous to seek approval of the Proposed Sub-Advisory Agreements for the Identified Fixed Income Funds to benefit from the global investment management experience of the Advisor’s affiliates as soon as possible. If shareholders approve Proposal 2 and the Order is obtained, the Board will not need to seek shareholder approval to appoint and replace Dimensional Controlled Sub-advisors for the Funds in the future.

Why are DFA Australia and DFA London Being Proposed to Sub-Advise the Identified Fixed Income Funds?

In order to take advantage of, and to allow the Identified Fixed Income Funds to benefit from, the global investment organization of the Advisor, and the global investment management expertise of the Advisor’s affiliated investment advisors, the Advisor recommended, and the Board unanimously approved, the submission of the Proposed Sub-Advisory Agreements to shareholders of the Identified Fixed Income Funds. DFA Australia and DFA London are registered investment advisors that have personnel experienced in various business areas of certain foreign markets in which the Identified Fixed Income Funds invest, including experience in the selection of brokers or dealers, the execution of trades with respect to foreign securities, and access to research and related materials in certain foreign markets. The Advisor wishes to capitalize on the experience of such personnel in managing the assets of the Identified Fixed Income Funds, each of which invests a portion of its assets in such foreign markets.

The Advisor believes that the Identified Fixed Income Funds will benefit from the global investment management experience of the Advisor’s affiliates. If shareholders approve the Sub-Proposals, DFA Australia and DFA London will be granted discretion with respect to the trading activity of the Identified Fixed Income Funds in each Proposed Sub-Advisor’s markets of expertise. Under the Proposed Sub-Advisory Agreements, each of DFA Australia and DFA London would have the authority and responsibility to: (i) select brokers or dealers to execute purchases and sales of securities in the Identified Fixed Income Fund’s portfolio, and assist the Advisor in determining eligible securities available for purchase for and sale by the Fund; (ii) allocate trades among brokers or dealers; (iii) determine the best and most efficient means of purchasing and selling portfolio securities in order to receive best price and execution; and (iv) provide investment and ancillary services for the Advisor. Under the Proposed Sub-Advisory Agreements, the Proposed Sub-Advisors would have discretion over the trade execution of an Identified Fixed Income Fund’s portfolio in certain foreign markets, which would allow the Proposed Sub-Advisors to efficiently take advantage of such foreign markets without the possibility of losing a trading opportunity as a result of being required to receive permission for certain trades from the Advisor before execution. In addition, under the Proposed

Sub-Advisory Agreements, DFA Australia and DFA London will provide valuable investment advice to the Advisor with respect to certain foreign markets and the securities available for purchase in those markets and assist the Advisor in compiling and analyzing the list of eligible securities available for purchase for and sale by an Identified Fixed Income Fund.

The Proposed Sub-Advisors would have discretionary authority over certain investments in the Identified Fixed Income Funds’ portfolios under the Proposed Sub-Advisory Agreements, and consequently, such services and the compensation therefor are required to be approved by shareholders of each Identified Fixed Income Fund.

How will the Proposed Sub-Advisory Agreements Benefit my Identified Fixed Income Fund?

DFA Australia’s global investment experience spans trading regions in Asia (including Japan), Australia and New Zealand (the “Asia/Pacific Markets”). DFA London’s global investment expertise spans the markets of the United Kingdom and certain other countries in Europe (the “European Markets”). By approving the Proposed Sub-Advisory Agreements with DFA Australia and DFA London, the Advisor believes that your Identified Fixed Income Fund will benefit from the expertise of the Proposed Sub-Advisors in the Asia/Pacific Markets and the European Markets in which your Identified Fixed Income Fund may invest through the Proposed Sub-Advisors’ trading efficiency and valuable investment advice in those markets. The Advisor will remain responsible for determining those securities that are eligible for purchase and sale by the Identified Fixed Income Funds, but may consult with the Proposed Sub-Advisors in determining such securities, or may delegate the preparation of the eligible securities lists to the Proposed Sub-Advisors, subject to the Advisor’s own review. This arrangement will allow the Identified Fixed Income Funds to take full advantage of investment opportunities in the Asia/Pacific and European Markets quickly, while eliminating the possibility that an opportunity could be lost due to time constraints if such decisions first need to be approved by the Advisor (for example, by allowing DFA Australia and DFA London to make timely investment decisions for the Identified Fixed Income Funds when investment decisions are required in a short time frame in a local market).

How will my Fund Change if the Proposed Sub-Advisory Agreements are Approved?

If the Proposed Sub-Advisory Agreements are approved, the Proposed-Sub-Advisors will have discretion over certain investments and trading of an Identified Fixed Income Fund’s portfolio securities in international markets including the Asia/Pacific Markets and the European Markets, respectively, as described above. Otherwise, the approval of the Proposed Sub-Advisory Agreements will not result in any changes to your Identified Fixed Income Fund, including the portfolio management of your Fund. Currently, each Identified Fixed Income Fund is managed using a team approach, which includes the Investment Committee of the Advisor, and portfolio managers and trading personnel of the Advisor. Investment strategies for the Identified Fixed Income Funds are set by the Advisor’s Investment Committee, which sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers. This current structure of portfolio management for the Identified Fixed Income Funds will not change as a result of the approval of the Proposed Sub-Advisory Agreements.

In addition, under the Proposed Sub-Advisory Agreements, the Advisor, not the Identified Fixed Income Funds, will be responsible for the payment of fees to the Proposed Sub-Advisors. Therefore, the fees and expenses of each Identified Fixed Income Fund will not change as a result of the approval of the Proposed Sub-Advisory Agreements.

Information about the Advisor

The Advisor, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, has been engaged in the business of providing investment management services since May, 1981. The Advisor is currently organized as a Delaware limited partnership and is controlled by Dimensional Holdings LLC, a Delaware limited liability company located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, and the Advisor’s general partner, Dimensional Holdings Inc., a Delaware corporation located at 6300 Bee Cave Road, Building One, Austin, Texas 78746. Dimensional Holdings LLC is in turn controlled by its sole member, Dimensional Holdings, Inc. The Advisor wholly-owns DFA Australia and DFA London. As of December 31, 2014, assets under management for all Dimensional affiliated advisors totaled approximately $381 billion.

The Advisor is responsible for the management of each Identified Fixed Income Fund’s assets pursuant to an investment advisory or management agreement between the Advisor and DFAIDG or DIG, as applicable, on behalf of each respective Identified Fixed Income Fund (each an “Advisory Agreement,” and together, the “Advisory Agreements”). The date of each Advisory Agreement, the date each Advisory Agreement was last submitted to shareholders, the purpose of such submission and the rate of compensation and aggregate amount of fees paid to the Advisor under each Advisory Agreement, are provided in Exhibit D-3 to this Proxy Statement. Each Advisory Agreement was last approved by the Board, on behalf of each respective Identified Fixed Income Fund, on December 12, 2014.

Transactions with Affiliated Brokers

For the fiscal year ended October 31, 2014, the Identified Fixed Income Funds did not pay any commissions to brokers that were affiliated persons of the Identified Fixed Income Funds, or affiliated persons of such persons.

What Factors did the Board Consider in Approving the Proposed Sub-Advisory Agreements?

At the Board meeting held on September 29, 2014 (the “September 2014 Board Meeting”), the Board considered the approval of each Proposed Sub-Advisory Agreement with DFA Australia and DFA London for each Identified Fixed Income Fund.

At the September 2014 Board Meeting, the Board evaluated a variety of factors when considering the approval of each Proposed Sub-Advisory Agreement for each Identified Fixed Income Fund, including: (i) the Advisor’s rationale for recommending DFA Australia and DFA London to serve as sub-advisors to each Identified Fixed Income Fund; (ii) the nature, extent and quality of services to be provided by each Proposed Sub-Advisor to each Identified Fixed Income Fund, including the resources of the Proposed Sub-Advisors to be dedicated to each Identified Fixed Income Fund; (iii) the performance of each Proposed Sub-Advisor; (iv) the fees and expenses to be borne by each Identified Fixed Income Fund; (v) the profitability to be realized by each Proposed Sub-Advisor from the relationship with each Identified Fixed Income Fund; (vi) whether economies of scale will be realized by each Proposed Sub-Advisor with respect to each Identified Fixed Income Fund as it grows larger, and the extent to which the economies of scale are reflected in the level of the advisory fees charged; (vii) comparisons of the services to be rendered and the amounts to be paid under other advisory contracts; and (viii) any benefits to be derived by each Proposed Sub-Advisor from its relationship with each Identified Fixed Income Fund.

When considering the nature, extent and quality of the services to be provided by each Proposed Sub-Advisor to an Identified Fixed Income Fund and the resources of the Proposed Sub-Advisors dedicated to the Identified Fixed Income Funds, the Board reviewed: (a) the Advisor’s rationale in proposing the Proposed Sub-Advisors, including the potential advantages to an Identified Fixed Income Fund from the experience of the Proposed Sub-Advisors in their respective foreign markets; (b) the scope and depth of each Proposed Sub-Advisor’s organization; (c) the experience and expertise of each Proposed Sub-Advisor’s investment professionals; and (d) each Proposed Sub-Advisor’s investment advisory capabilities. The Board evaluated the Proposed Sub-Advisors’ portfolio management and trading processes and discussed the unique experience of the Proposed Sub-Advisors’ brokerage and trading capabilities. After analyzing the caliber of services proposed to be provided by each Proposed Sub-Advisor to each Identified Fixed Income Fund, and the caliber of services provided by each Proposed Sub-Advisor to other investment portfolios presently sub-advised by the Proposed Sub-Advisors, both quantitatively and qualitatively, the Board concluded that the nature, extent and quality of services to be provided to each Identified Fixed Income Fund were consistent with the operational requirements of the Identified Fixed Income Fund and met the needs of the shareholders of the Identified Fixed Income Fund.

The Board also noted that, as the Proposed Sub-Advisors had not yet commenced sub-advising the Identified Fixed Income Funds, there was no investment performance for either the Identified Fixed Income Funds or the Proposed Sub-Advisors in managing the Identified Fixed Income Funds for the Board to evaluate. The Board, however, recalled each Proposed Sub-Advisor’s historical performance in sub-advising other investment portfolios with similar mandates as the Identified Fixed Income Funds and compared such performance to applicable market indices. The Board determined, among other things, that the historical performance of the Proposed Sub-Advisors with respect to other investment portfolios with similar mandates to each Identified Fixed Income Fund was acceptable as compared with relevant market indices.

When considering the fees and expenses to be borne by each Identified Fixed Income Fund, and considering the reasonableness of the fees to be paid to each Proposed Sub-Advisor in light of the services to be provided to the Identified Fixed Income Fund, the Board noted that the fees to be paid to the Proposed Sub-Advisors would be paid by the Advisor from the management fees received by the Advisor from the Identified Fixed Income Fund. The Board further noted that the management fees and expenses of each Identified Fixed Income Fund would not change as a result of the approval of the Proposed Sub-Advisors and the implementation of the Proposed Sub-Advisory Agreements. The Board then compared the fees to be paid to each Proposed Sub-Advisor by the Advisor to fees paid to the Proposed Sub-Advisors for services provided to other investment management companies with a similar mandate to each Identified Fixed Income Fund. The Board also considered any additional benefits to be received by the Proposed Sub-Advisors in connection with providing such services. The Board concluded that the fees to be paid to each Proposed Sub-Advisor were reasonable in relation to the other fees charged by the Proposed Sub-Advisor, and that the sub-advisory fees were fair, both on an absolute basis and in comparison with the fees charged by each Proposed Sub-Advisor for its services to other investment portfolios.

Furthermore, the Board noted that each Proposed Sub-Advisor could not report any financial results from its relationship with the Identified Fixed Income Funds because the Proposed Sub-Advisors had not yet commenced sub-advising the Identified Fixed Income Funds, and thus, the Board could not evaluate profitability. The Board then discussed whether economies of scale are realized by each Proposed Sub-Advisor with respect to each Identified Fixed Income Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of fees charged were inapplicable to each Identified Fixed Income Fund at the present time, due to the Advisor paying the fees of the Proposed Sub-Advisors and the fact that the Proposed Sub-Advisors had not begun to manage the Identified Fixed Income Funds.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including the Disinterested Directors, with the assistance of independent counsel, concluded that the approval of each Proposed Sub-Advisory Agreement for each Identified Fixed Income Fund was in the best interests of the Identified Fixed Income Fund and its shareholders.

When will the Proposal and Sub-Proposals be Implemented?

If each of the Sub-Proposals described below is approved by shareholders, the Proposed Sub-Advisory Agreements are expected to become effective for each Identified Fixed Income Fund as of the date that the shareholders of the Identified Fixed Income Fund are notified that the Proposed Sub-Advisory Agreements have been entered into by the Proposed Sub-Advisors and the Advisor, through a supplement to the Fund’s prospectus. Following implementation, the Proposed Sub-Advisory Agreements will remain in full force and effect, unless otherwise terminated, for a period of two years. Thereafter, the Board will consider the continuation of each Proposed Sub-Advisory Agreement on an annual basis.

What is the Required Vote on Proposal 3?

Each of Sub-Proposals 3(a) and 3(b) will be voted on separately by shareholders of each Identified Fixed Income Fund. For Sub-Proposals 3(a) and 3(b), each Proposed Sub-Advisory Agreement must be approved for each Identified Fixed Income Fund by the affirmative vote of a “majority of the outstanding voting securities” of the Identified Fixed Income Fund, as defined in and required by the 1940 Act. The vote of a “majority of the outstanding voting securities” of an Identified Fixed Income Fund is defined as the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Fund.

SUB-PROPOSAL 3(a):	TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENTS AMONG THE ADVISOR, DFA AUSTRALIA AND DFAIDG OR DIG, AS APPLICABLE, ON BEHALF OF THE IDENTIFIED FIXED INCOME FUNDS

Information Regarding DFA Australia

DFA Australia is a U.S. federally registered investment advisor located at Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia. DFA Australia has been in business since 1994 and is organized under the laws of Australia. DFA Australia primarily trades Asia/Pacific fixed income securities and securities listed on the Asia/Pacific stock markets and currently manages assets of over $[_____] billion throughout the Asia/Pacific Markets. DFA Australia is wholly-owned by the Advisor, which, in turn, is controlled by Dimensional Holdings LLC and Dimensional Holdings Inc., its general partner. David G. Booth, as a director and officer of the Advisor and shareholder of Dimensional Holdings Inc., and Rex A. Sinquefield, as a shareholder of Dimensional Holdings Inc., may be deemed controlling persons of the Advisor and DFA Australia. The principal business addresses for the Advisor, Dimensional Holdings LLC and Dimensional Holdings Inc. are 6300 Bee Cave Road, Building One, Austin, Texas 78746.

The names, addresses and principal occupations of the principal executive officers and/or directors of DFA Australia are listed on Exhibit D-4 to this Proxy Statement.

What are the Material Terms of the Proposed Sub-Advisory Agreement with DFA Australia?

Below is a summary of the material terms of the form of the Proposed Sub-Advisory Agreement with DFA Australia.

Services. Subject to the overall policies, control, direction and review of the Board and to the instructions and supervision of the Advisor, under the Proposed Sub-Advisory Agreement, DFA Australia will have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for an Identified Fixed Income Fund in the relevant markets, which will include, without limitation, (i) providing investment and ancillary services for the Advisor and determining the best and most efficient means of purchasing and selling such portfolio securities in order to receive best price and execution, and (ii) allocating trades among brokers and dealers. In addition, DFA Australia, at the request of the Advisor, will assist the Advisor in the preparation of schedules of securities eligible for purchase and sale by an Identified Fixed Income Fund (“execution schedules”), and will prepare such schedules if delegated by the Advisor. In carrying out such obligations, DFA Australia will be required to act with a view to an Identified Fixed Income Fund’s objectives and the directives of the Advisor, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation as possible.

Furthermore, under the Proposed Sub-Advisory Agreement, DFA Australia will be authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by the Advisor. DFA Australia also will provide services relating to (i) reporting the results of all trading activities and all such other information relating to portfolio transactions for an Identified Fixed Income Fund as the Advisor may reasonably request; and (ii) reviewing and coordinating DFA Australia’s agency trading and execution strategies, practices, and results with the Advisor as frequently as reasonably requested.

In addition, DFA Australia will be required to maintain, and periodically review, certain policies and procedures of an Identified Fixed Income Fund, periodically provide the Advisor with data concerning the Asia/Pacific Markets, and maintain and provide to the Advisor current financial information with respect to specific Asia/Pacific Market fixed income securities on the execution schedules. Under the Proposed Sub-Advisory Agreement, DFA Australia also will furnish the Advisor with advice and information regarding fixed income securities of companies and governments in the Asia/Pacific Markets and will provide the Advisor with such recommendations in connection with the investment therein by an Identified Fixed Income Fund.

Fees. Under each Proposed Sub-Advisory Agreement, the Advisor will pay DFA Australia a fee equal to $13,000 (U.S.) per year, to be paid on a quarterly basis.

Liability. The Proposed Sub-Advisory Agreement provides that DFA Australia will not be liable for any error of judgment or of law or for any loss suffered by an Identified Fixed Income Fund in connection with the matters to which the Proposed Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of DFA Australia in the performance of its obligations and duties, or by reason of DFA Australia’s reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement.

Continuance. If shareholders of an Identified Fixed Income Fund approve the Proposed Sub-Advisory Agreement for the Identified Fixed Income Fund, the Proposed Sub-Advisory Agreement will continue until two years from the date of its execution, unless earlier terminated. The Proposed Sub-Advisory Agreement is thereafter renewable annually for successive periods not to exceed one year (i) by a vote of a majority of the outstanding shares of the Identified Fixed Income Fund or by a vote of the majority of the Board, and (ii) by a vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Proposed Sub-Advisory Agreement.

Termination. The Proposed Sub-Advisory Agreement may be terminated by the Advisor or by DFA Australia at any time, without penalty, on ninety (90) days’ written notice to the other party, and may also be terminated at any time without penalty by the Board or by vote of the holders of a majority of the outstanding voting securities of the Identified Fixed Income Fund on sixty (60) days’ written notice to DFA Australia by the Fund Company. In addition, the Proposed Sub-Advisory Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act) or in the event that the Advisory Agreement for an Identified Fixed Income Fund between the Advisor and the Fund Company is terminated, assigned, or not renewed.

What are the Fees Charged by DFA Australia to Funds it Advises with Similar Mandates?

Exhibit D-5 to this Proxy Statement sets forth the fees charged by DFA Australia for its services to other funds with similar mandates to the Identified Fixed Income Funds and the size of such funds.

THE BOARDS OF DFAIDG AND DIG UNANIMOUSLY RECOMMEND A VOTE
“FOR” THE APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENTS DESCRIBED ABOVE.

SUB-PROPOSAL 3(b):	TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENTS AMONG THE ADVISOR, DFA LONDON AND DFAIDG OR DIG, AS APPLICABLE, ON BEHALF OF THE IDENTIFIED FIXED INCOME FUNDS

Information Regarding DFA London

DFA London is a U.S. federally registered investment advisor located at 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom. DFA London has been in business since 1990 and is organized under the laws of England. DFA London is authorized and regulated by the Financial Conduct Authority, which is a self-regulatory organization for investment managers operating under the laws of England. DFA London manages portfolios invested in the European Markets and currently manages assets of over $[_____] billion throughout the European Markets. DFA London is wholly-owned by the Advisor, which, in turn, is controlled by Dimensional Holdings LLC and Dimensional Holdings Inc., its general partner. David G. Booth, as a director and officer of the Advisor and shareholder of Dimensional Holdings Inc., and Rex A. Sinquefield, as a shareholder of Dimensional Holdings Inc., may be deemed controlling persons of the Advisor and DFA London. The principal business addresses for the Advisor, Dimensional Holdings LLC and Dimensional Holdings Inc. are 6300 Bee Cave Road, Building One, Austin, Texas 78746.

The names, addresses and principal occupations of the principal executive officers and/or directors of DFA London are listed on Exhibit D-6 to this Proxy Statement.

What are the Material Terms of the Proposed Sub-Advisory Agreement with DFA London?

Below is a summary of the material terms of the form of the Proposed Sub-Advisory Agreement with DFA London.

Services. Subject to the overall policies, control, direction and review of the Board and to the instructions and supervision of the Advisor, under the Proposed Sub-Advisory Agreement, DFA London will have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for each Identified Fixed Income Fund in the relevant markets, which will include, without limitation, (i) the maintenance of a trading desk; (ii) the determination of the best and most efficient means of purchasing and selling such portfolio securities in order to achieve best price and execution; and (iii) the allocation of trades among brokers and dealers. In addition, DFA London, at the request of the Advisor, will assist the Advisor in the preparation of schedules of securities eligible for purchase and sale by an Identified Fixed Income Fund (“execution schedules”), and will prepare such schedules if delegated by the Advisor. In carrying out its obligations, DFA London will be required to act with a view to an Identified Fixed Income Fund’s objectives and the directives of the Advisor, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation in the market prices of securities being purchased or sold as reasonably possible under prevailing market circumstances as well as in light of the size of the transaction being executed.

Furthermore, under the Proposed Sub-Advisory Agreement, DFA London will be authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by the Advisor. DFA London also will provide services relating to: (i) reporting the results of all trading activities and all such other information relating to portfolio transactions for an Identified Fixed Income Fund as the Advisor may reasonably request; and (ii) reviewing and coordinating its agency trading and execution strategies, practices and results with the Advisor as frequently as reasonably requested.

In addition, DFA London will be required to maintain, and periodically review, certain policies and procedures of an Identified Fixed Income Fund, periodically provide the Advisor with data concerning the European Markets, and maintain and provide to the Advisor current financial information with respect to specific fixed income issuers in the European Markets. Under the Proposed Sub-Advisory Agreement, DFA London also will furnish the Advisor with advice and information regarding companies and governments issuing fixed income securities in the European Markets and will provide the Advisor with such recommendations in connection with the investment therein by an Identified Fixed Income Fund.

Fees. Under each Proposed Sub-Advisory Agreement, the Advisor will pay DFA London a fee equal to $13,000 (U.S.) per year, to be paid on a quarterly basis.

Liability. The Proposed Sub-Advisory Agreement provides DFA London shall not be liable for any error of judgment or of law or for any loss suffered by an Identified Fixed Income Fund in connection with the matters to which the Proposed Sub-Advisory Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DFA London in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The foregoing sentence does not apply to any liability which DFA London may have arising out of the execution by DFA London or any of its employees, officers or agents of portfolio transactions for an Identified Fixed Income Fund.

Continuance. If shareholders of an Identified Fixed Income Fund approve the Proposed Sub-Advisory Agreement for the Identified Fixed Income Fund, the Proposed Sub-Advisory Agreement will continue until two years from the date of its execution, unless earlier terminated. The Proposed Sub-Advisory Agreement is thereafter renewable annually for successive periods not to exceed one year (i) by a vote of a majority of the outstanding shares of the Identified Fixed Income Fund or by a vote of the majority of the Board, and (ii) by a vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Proposed Sub-Advisory Agreement.

Termination. The Proposed Sub-Advisory Agreement may be terminated by the Advisor or by DFA London at any time, without penalty, on ninety (90) days’ written notice to the other party, and also may be terminated at any time without penalty by the Board or by vote of the holders of a majority of the outstanding voting securities of the Identified Fixed Income Fund on sixty (60) days’ written notice to DFA London by the Fund Company. In addition, the Proposed Sub-Advisory Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act) or in the event that the Advisory Agreement for an Identified Fixed Income Fund between the Advisor and the Fund Company is terminated, assigned, or not renewed.

What are the Fees Charged by DFA London to Funds it Advises with Similar Mandates?

Exhibit D-7 to this Proxy Statement sets forth the fees charged by DFA London for its services to other funds with similar mandates to the Identified Fixed Income Funds, and the size of such funds.

THE BOARDS OF DFAIDG AND DIG UNANIMOUSLY RECOMMEND A VOTE
“FOR” THE APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENTS DESCRIBED ABOVE.

PROPOSALS 4 AND 9:	APPROVAL OF A PROPOSED UPDATED INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND

Introduction to Proposals 4 and 9

The following discussion relates to both Proposals 4 and 9. In Proposal 4, shareholders of each Fund are being asked to approve an updated investment management agreement (each an “Updated Investment Management Agreement,” and together, the “Updated Investment Management Agreements”) for the Fund between the Advisor and the applicable Fund Company on behalf of the Fund. In Proposal 9, shareholders of each Feeder Fund also are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund should vote for the approval of the Updated Investment Management Agreement for the Feeder Fund’s corresponding Master Fund. The Updated Investment Management Agreement will replace the current investment advisory, investment management and/or administration agreements that a Fund has with the Advisor (each a “Current Investment Management Agreement,” and together, the “Current Investment Management Agreements”).

Will the Costs and Management of the Funds Change if the Proposals are Approved?

As described below in the section “Will the Rate of Fees and Expenses Increase Under the Updated Investment Management Agreement” and as shown in the tables in Exhibit E-1, pro forma estimates of the Funds’ total annual operating expense ratios, which are reported to the nearest basis point (one hundredth of one percent), that reflect the implementation of the Updated Investment Management Agreement after taking into consideration the permanent fee waiver and expense assumption arrangements for the Feeder Funds are the same as the total annual operating expense ratios of the Funds reported for the last fiscal year, which do not reflect the implementation of the Updated Investment Management Agreement. Exhibit E-1 includes the same form of annual fund operating expense tables that shareholders will find in their Dimensional Fund prospectus and have been developed in accordance with the Item 3 (Fee Table) instructions included in the Form N-1A registration statement used by registered investment companies.

In addition, implementation of the Updated Investment Management Agreement will not result in a change to (i) a Fund’s investment objective or strategy or (ii) the portfolio managers identified in a Fund’s prospectus as responsible for coordinating the day to day management of the Fund.

Why is an Updated Investment Management Agreement Being Proposed for each Fund?

An Updated Investment Management Agreement is being proposed for each Fund to provide a uniform agreement that increases transparency and better describes all of the services that the Advisor provides to each Fund. In addition, each Feeder Fund is being asked to approve an Updated Investment Management Agreement to allow the Advisor to provide a full range of investment advisory services to the Feeder Funds, which is described below in “Why does each Feeder Fund Require an Updated Investment Management Agreement?”.

With respect to the non-Feeder Funds, including the Funds of Funds, the Advisor generally provides the same services to each Fund. However, the Current Investment Management Agreements, some of which the Advisor entered into with a Fund Company as long as 33 years ago, do not contain a uniform description of the Advisor’s services. In addition to managing the investment and reinvestment of the assets of each non-Feeder Fund, the Advisor also provides an array of administrative and other non-investment advisory services to each Fund. Some of the Current Investment Management Agreements contain a truncated list of administrative services and other non-investment advisory services that the Advisor provides to the non-Feeder Funds, while other Current Investment Management Agreements do not explicitly describe any administrative or other non-investment advisory services. The Updated Investment Management Agreement contains a description of the full complement of both investment advisory and non-investment advisory services that the Advisor will provide to each Fund. With respect to certain Fund of Funds, including the International Small Company Portfolio, Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio, each Fund of Funds has an investment advisory agreement that provides for no investment advisory fee at the Fund of Funds level and a separate administration agreement that provides for the provision of administration services at a designated fee. If approved by shareholders, the Updated Investment Management Agreement for each of these Fund of Funds, which contains the full complement of both investment advisory and non-investment advisory services, will replace each Fund of Funds’ separate investment advisory and administration agreement with no increase in the current fee rate paid by the Fund of Funds under their current administration agreement.

In addition to expressly detailing all of the services that the Advisor will provide to a Fund, the Updated Investment Management Agreement includes a provision that explicitly lists the expenses that a Fund is responsible for paying, including auditor fees, custody fees, accounting fees, transfer agent fees and fees associated with printing and delivering prospectuses and semi- and annual reports, among other expenses.

The expenses identified in the Updated Investment Management Agreement, by and large, reflect the current expenses borne by the Fund and the Advisor and the present responsibilities of the Advisor. Certain expenses listed in the Updated Investment Management Agreement, however, such as fees for the provision of trade administration oversight services, are operational and control services that will be paid by the Funds following the implementation of the Updated Investment Management Agreement. The Advisor had paid for some of these services on an interim basis while the services were being developed, in order to determine that the services were suitable to the Funds’ needs.

The Advisor and the Board of each Fund Company believe the Updated Investment Management Agreement is more transparent and better reflects the current relationship between the Advisor and each Fund than the Current Investment Management Agreements by providing shareholders a more complete list of expenses and services associated with the investment management relationship with the Advisor.

Why does each Feeder Fund Require an Updated Investment Management Agreement?

The Advisor is proposing to modernize the structure of the Feeder Funds by adopting a structure that allows the Advisor to manage the Feeder Funds’ holdings through direct investment in portfolio securities and/or through investment in underlying funds, such as the Master Funds. Each Feeder Fund was established prior to the SEC’s adoption of rule amendments in 2006 that permit mutual funds to invest in, in addition to one or more underlying funds, other types of securities. The Advisor believes that the ability to invest in securities directly and/or through investment in one or more underlying funds allows the Advisor to determine the most efficient means to meet a Feeder Fund’s investment objective. In order to take advantage of this structure, each Feeder Fund requires an Updated Investment Management Agreement that will allow the Advisor to purchase securities directly for the Feeder Fund, instead of, or in addition to, the Feeder Fund investing its assets in a corresponding Master Fund. If the Updated Investment Management Agreement is approved by a Feeder Fund’s shareholders, the Feeder Fund may begin to purchase securities directly, in addition to its current practice of investing in its corresponding Master Fund.

Under the current master-feeder structure, each Feeder Fund receives investment advisory services from the Advisor indirectly by investing substantially all of the Feeder Fund’s assets in a Master Fund that has the same investment objective, strategies, and policies as the Feeder Fund. A Feeder Fund, by its investment in the Master Fund, indirectly pays its proportional share of the fees that the Advisor receives pursuant to the Master Fund’s investment management agreement. Each Feeder Fund currently also has a separate investment advisory agreement directly with the Advisor (each a “Current Limited Investment Advisory Agreement”), but the Current Limited Investment Advisory Agreement only contemplates direct management by the Advisor of that portion of the Feeder Fund’s assets that are retained by the Feeder Fund for cash management purposes, and does not provide for compensation to the Advisor. In addition to the Current Limited Investment Advisory Agreement, each Feeder Fund also is a party to an administration agreement with the Advisor, under which the Feeder Fund pays the Advisor for the administrative services that the Advisor provides to the Feeder Fund.

The Advisor and the Boards of DFAIDG and DIG believe that it is in the best interests of each Feeder Fund to have the option of investing in securities directly, in addition to investment in its corresponding Master Fund. Once the Updated Investment Management Agreement is approved for a Feeder Fund, the Feeder Fund’s investments may consist of direct securities holdings, investments in underlying funds or a combination of both.

The Advisor and the respective Boards believe that any operational efficiencies that possibly may be achieved through a master-feeder structure do not outweigh the investment inflexibility inherent in the master-feeder structure. The Advisor believes that transitioning to a structure that allows investment in both underlying funds and direct portfolio securities will provide greater investment flexibility in a more modern fund structure. The ability to invest in securities directly will allow the Advisor and the respective Board to determine the most appropriate investment structure for the Feeder Fund and to make changes over time if they believe that those changes are in the best interests of the Feeder Fund and its shareholders. For example, the Advisor and the respective Board may determine that it is in the best interests of a Feeder Fund and its shareholders to gradually transition from investing substantially all of its assets in its corresponding Master Fund to investing all of its assets directly in portfolio securities. Factors that Dimensional will consider in determining whether to make this transition include, but are not limited to, (1) cash flows of the Feeder Fund, (2) the potential tax impact of transferring securities from the Master Fund to the Feeder Fund, (3) cost savings and operational efficiencies that may occur by operating as a stand-alone fund, and (4) the impact of regulatory changes on the operation of the master-feeder structure.

In order for a Feeder Fund’s assets to be managed directly by the Advisor, shareholders first must approve the Updated Investment Management Agreement for the Feeder Fund with the Advisor. Under the Updated Investment Management Agreement, the Advisor will furnish both investment advisory and administration services directly to the Feeder Fund under a single agreement. For the services provided by the Advisor under the Updated Investment Management Agreement for a Feeder Fund, the Advisor will receive a contractual fee that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure. For any period when a Feeder Fund is invested both directly in securities and in its previous Master Fund or any other underlying fund, the Feeder Fund will be subject to direct investment management fees and to indirect investment management fees through its investment in any underlying Funds. In order to prevent the Feeder Fund from being subject to a higher level of investment management fees, the Advisor will waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such underlying Fund. The Advisor has committed to making such fee waiver permanent for any Feeder Fund that adopts the Updated Investment Management Agreement.

If the Updated Investment Management Agreement is approved by shareholders of a Feeder Fund, the Feeder Fund’s Current Limited Investment Advisory Agreement and administration agreement will be cancelled and will be replaced with the Updated Investment Management Agreement. Once the Updated Investment Management Agreement is effective, the Feeder Fund will be able to change its investment structure and may begin investing its assets directly in securities, in addition to or in place of investment in underlying Funds, which may include the Feeder Fund’s current Master Fund.

Will the Rate of Fees and Expenses Increase Under the Updated Investment Management Agreement?

The rate charged under the Updated Investment Management Agreement for investment management services for each non-Feeder Fund is equal to the rate charged under each non-Feeder Fund’s Current Investment Management Agreement(s) with the Advisor. The Updated Investment Management Agreement describes both the investment advisory services provided by the Advisor, as well as certain administrative and other non-investment advisory services that currently are furnished by the Advisor but that are not explicitly delineated in a Fund’s Current Investment Management Agreement(s). The Updated Investment Management Agreement for each Fund also lists the expenses that each Fund is responsible for paying. The expenses identified in the Updated Investment Management Agreement, by and large, reflect the current expenses borne by the Fund and the Advisor and the present responsibilities of the Advisor. Certain expenses listed in the Updated Investment Management Agreement, however, such as fees for the provision of trade administration oversight services, are operational and control services that will be paid by the Funds. The Advisor had paid for some of these services on an interim basis in order to determine that the services were suitable to the Funds’ needs. As shown in the tables in Exhibit E-1, pro forma estimates of the Funds’ total annual operating expense ratios reflecting the implementation of the Updated Investment Management Agreement, and thus the assumption of these expenses, are the same as the total annual operating expense ratios of the Funds reported for the last fiscal year. Specifically, the tables in Exhibit E-1 compare (i) the total annual operating expense ratios of the Funds, which are reported to the nearest basis point (one hundredth of one percent), as reflected in the Funds’ audited financial statements for the fiscal year ended October 31, 2014, and (ii) pro forma estimates of the Funds’ total annual operating expense ratios, which are reported to the nearest basis point (one hundredth of one percent), assuming that the Updated Investment Management Agreement had been in place for the fiscal year ended October 31, 2014. Exhibit E-1 includes the same form of annual fund operating expense tables that shareholders will find in their Dimensional Fund prospectus and have been developed in accordance with the Item 3 (Fee Table) instructions included in the Form N-1A registration statement used by registered investment companies.
The contractual rate to be charged under the Updated Investment Management Agreement for investment management services to each Feeder Fund is equal to the combination of the rate charged under the Feeder Fund’s administration agreement with the Advisor and the rate of the advisory fee charged by the Advisor to the Master Fund in which the Feeder Fund invests. During the time that the Feeder Fund is investing in securities both directly and through investment in its corresponding Master Fund or an underlying Fund, the Feeder Fund will be subject to investment management fees directly at the Feeder Fund level and indirectly at the Master Fund or underlying Fund levels. In order to prevent the Feeder Fund from being subject to a higher level of investment management fees, the Advisor will waive the Feeder Fund’s investment management fee to the extent necessary to offset the proportionate share of the Master Fund’s or underlying Fund’s investment management fee paid indirectly by the Feeder Fund through its investment in the Master Fund or underlying fund. With this fee waiver in place, it is intended that the total aggregate management fees paid by the Feeder Fund will not increase with the approval of the Updated Investment Management Agreement. Furthermore, the Advisor has committed to making such fee waiver permanent for any Feeder Fund that adopts the Updated Investment Management Agreement. Like the non-Feeder Funds, as shown in the tables in Exhibit E-1, pro forma estimates of the Feeder Fund’s total annual operating expense ratios, which reflect the assumption of expenses by the Feeder Funds under the Updated Investment Management Agreement, including expenses associated with trade administration oversight and any additional expenses allocated to a Fund as a result of approval of an Updated Investment Management Agreement, after taking into consideration the permanent fee waiver and expense assumption arrangements for the Feeder Funds, are the same as the total annual operating expense ratios of the Feeder Funds reported for the last fiscal year. Specifically, the tables in Exhibit E-1 compare (i) the total annual operating expense ratios of the Funds, which are reported to the nearest basis point (one hundredth of one percent), as reflected in the Feeder Funds audited financial statements for the fiscal year ended October 31, 2014, and (ii) pro forma estimates of the Feeder Funds’ total annual operating expense ratios assuming that the Updated Investment Management Agreement had been in place for the fiscal year ended October 31, 2014. Exhibit E-1 includes the same form of annual fund operating expense tables that shareholders will find in their Dimensional Fund prospectus and have been developed in accordance with the Item 3 (Fee Table) instructions included in the Form N-1A registration statement used by registered investment companies.

What are the Material Terms of the Updated Investment Management Agreements and Current Investment Management Agreements and How do the Agreements Compare?

Below is a comparison of the material terms of the form of Updated Investment Management Agreement and the Current Investment Management Agreements. A form of the Updated Investment Management Agreement with the Advisor is contained in Exhibit E-2 to this Proxy Statement.

Investment Advisory Services. With respect to the non-Feeder Funds, the investment advisory services that the Advisor provides a Fund are materially identical under the Updated Investment Management Agreement and the Current Investment Management Agreements. Under both the Updated Investment Management Agreement and the Current Investment Management Agreements, the

Advisor is employed to manage the investment and reinvestment of the assets of a Fund and to review and supervise the investment and reinvestment of the assets of the Portfolio. The Advisor is required to determine, in its discretion, the securities and instruments to be purchased or sold. The Advisor also is to determine, in its discretion, the portion of a Fund’s assets to be uninvested. With respect to the Feeder Funds, the Current Investment Management Agreement provides the Advisor is to make the determination as to the appropriate investment company in which to invest a Feeder Fund’s assets to achieve the Feeder Fund’s investment objective pursuant to a master-feeder arrangement, and only contemplates direct management by the Advisor of that portion of the Feeder Fund’s assets that are retained by the Feeder Fund for cash management purposes.

Under the terms of both the Updated Investment Management Agreement and the Current Investment Management Agreements for the Funds, the Advisor is required to provide a Fund Company with records concerning the Advisor’s activities which the Fund Company is required to maintain on behalf of the Fund, and to render regular reports to the Fund Company’s officers and the Board of the Fund Company, all in compliance with the investment objectives, policies, and limitations set forth in the Fund Company’s registration statement and applicable laws and regulations, or as the Fund Company may instruct the Advisor in writing.

Portfolio Transactions. The Updated Investment Management Agreement and the Current Investment Management Agreement for each Fund provide identical provisions with respect to portfolio transactions. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Fund and is directed to use the Advisor’s best efforts to obtain the best available prices and most favorable executions. The Advisor is permitted to enter into a transaction with a broker/dealer, pursuant to which the Advisor could pay a broker or dealer a commission for effecting a securities transaction for a Fund in excess of the amount of commission another member of an exchange, broker, or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or the Advisor’s overall responsibilities with respect to its accounts, including the Funds, as to which the Advisor exercises investment discretion.

Non-Investment Advisory Services. For each non-Feeder Fund except the U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio and Tax-Managed U.S. Equity Portfolio (each a “Bundled Fund,” and together, the “Bundled Funds”), its Current Investment Management Agreement does not explicitly provide for administrative or other non-investment advisory services. With respect to the Bundled Funds, each Current Investment Management Agreement provides for certain limited administrative services, all of which are included in the more expansive list of administrative and other non-investment advisory services contained in the Updated Investment Management Agreement. With respect to the Feeder Funds, the Current Investment Management Agreements do not provide for administrative services. The Feeder Funds have separate administration agreements with the Advisor that provide for certain limited administrative services, all of which are included in the more expansive list of administrative and other non-investment advisory services described in the Updated Investment Management Agreement.

Under the Updated Investment Management Agreement, the Advisor shall perform or arrange for the performance, as applicable, at its own expense (unless otherwise provided in the “Expenses of the Fund” section of the Agreement or agreed to by the Advisor and the Fund Company, in which case at the Fund’s expense), the following services to a Fund Company on behalf of a Fund to the extent that any such services are not otherwise provided by any other service provider to the Fund Company: (i) monitor and evaluate the services provided to the Fund Company for the benefit of the Fund by the Fund’s custodian, transfer and dividend disbursing agents, printers, insurance carriers (as well as insurance agents and insurance brokers), independent public accountants, legal counsel and other persons and entities who provide similar services to the Fund Company for the benefit of the Fund; (ii) monitor the preparation of periodic reports and notices of distributions to shareholders of the Fund; (iii) coordinate, monitor and evaluate the daily pricing and valuation of the Fund’s investment portfolio; (iv) monitor the Fund’s compliance with recordkeeping requirements of applicable federal, state, and foreign laws and regulations; (v) assist the Fund to comply with the provisions of applicable federal, state, and foreign tax laws and tax regulations; (vi) assist the Fund to comply with the provisions of applicable federal, state, local and foreign securities, organizational and other laws that govern the business of the Fund Company in respect of the Fund, including with respect to the preparation of registration statements and other materials in connection with the offering of the Fund’s shares; (vii) monitor and coordinate the provision of trade administration oversight services to the Fund, including settlement oversight services, reconciliation services, collateral management oversight services, and similar services, including recommending corrective action; (viii) assist the Fund to conduct meetings of the Fund’s shareholders if and when called by the Board; (ix) to furnish such information to the Board as the Board may reasonably require in connection with the annual approval of the Updated Investment Management Agreement, and coordinate the provision of such other information as the Board may reasonably request; and (x) provide the shareholders of the Fund with such information regarding the operation and affairs of the Fund, and their investment in its shares, as they or the Fund Company may reasonably request.

With respect to those Funds that have Current Investment Management Agreements that include a limited list of administrative services, the Updated Investment Management Agreement describes the provision of a couple of these services differently that what is described in the Current Investment Management Agreements. The Current Investment Management Agreements that provide for administrative services state that the Advisor will supervise the services provided to the Fund Company for the benefit of the Fund by the Fund’s custodian, transfer and dividend disbursing agents, printers, insurance carriers (as well as agents and brokers), independent public accountants, legal counsel and other persons and entities who provide services to the Fund Company for the benefit of the Fund. In the Updated Investment Management Agreement, the provision has been revised to state that the Advisor will monitor and evaluate rather than supervise these third party service providers. The language was changed in this provision to better describe the relationship between the Advisor and the Funds’ third party service providers. Each Fund Company, rather than the Advisor, has the direct contractual relationship with these third party service providers. The Advisor, as an outside party, is not in a position to provide the type of supervisory oversight of services provided by these entities that it does for the services that its personnel provide. As each Fund’s investment advisor and sponsor, the Advisor however, does monitor and evaluate the services provided by other entities engaged with the Funds. Also, the Updated Investment Management Agreement does not include the provision provided in certain Current Investment Management Agreements that states that the Advisor will provide such other administrative services for the benefit of the Fund as the Fund Company’s Board may reasonably request. As described above, the Updated Investment Management Agreement provides a much more expansive and detailed list of administrative and other non-investment advisory services to be provided by the Advisor to a Fund. This expanded list of services in the Updated Investment Management Agreement is intended to replace the more general, catch-all provision contained in the Current Investment Management Agreements.

Expenses of the Fund. The Current Investment Management Agreements for the Funds do not contain a provision that explicitly delineates the expenses that the Funds are responsible for paying. The expenses identified in the Updated Investment Management Agreement, by and large, reflect the current expenses borne by the Fund and the Advisor and the present responsibilities of the Advisor. Certain expenses listed in the Updated Investment Management Agreement, however, such as fees for the provision of trade administration oversight services, are operational and control services to be paid by the Funds following the implementation of the Updated Investment Management Agreement. The Advisor had paid for these services on an interim basis while the services were being developed, in order to determine that the services were suitable to the Funds’ needs.

Under the Updated Investment Management Agreement, it is understood that a Fund will pay all of its own expenses other than those expressly assumed by the Advisor in the Agreement. Other than as otherwise provided for in the Updated Investment Management Agreement, a Fund shall be responsible for all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Advisor on behalf of the Fund. The expenses payable by a Fund shall include, but are not limited to: (i) fees and expenses paid to the Advisor as provided in the Updated Investment Management Agreement; (ii) brokerage fees and commissions in connection with the purchase and sale of securities for the Fund; (iii) fees and expenses of transfer and dividend disbursing agents, sub-transfer agents, custodians, securities lending agents, administrators and shareholder servicing and record-keeping agents, including the expenses of issue, repurchase or redemption of its shares; (iv) fees and expenses of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and distribution of prospectuses to its existing shareholders; (v) fees and expenses incident to meetings of the shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s and the Fund Company’s legal existence; (vi) fees and expenses of all audits by independent public accountants; (vii) fees and expenses of legal counsel to the Fund and/or Disinterested Directors, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale; (viii) compensation of, and fees and expenses incurred by those individuals serving as Disinterested Directors; (ix) fees and expenses relating to the pricing and return data of Fund assets and related indices to the extent necessary for disclosure in regulatory filings for the Fund, including expenses of obtaining quotations for calculating the value of the Fund’s net assets; (x) the Fund’s pro rata portion of fidelity bond, errors and omissions, and directors/trustees and officer liability insurance premiums; (xi) the Fund’s pro rata portion of fees and expenses incurred on behalf of the Fund in connection with membership in investment company organizations or trade associations, as approved by the Fund Company’s Board; (xii) salaries and other compensation, in whole or in part, of officers and employees of the Fund Company who are not officers, directors, or employees of the Advisor or its affiliates; (xiii) fees and expenses incident to meetings of the Board of the Fund Company; (xiv) taxes and other governmental fees levied against the Fund, and the preparation of the Fund’s tax returns; (xv) investment fees and expenses of the Fund, including the interest expense of borrowing money; (xvi) fees and expenses associated with obtaining tax reclaims for the Fund; (xvii) fees and expenses associated with preparing the Fund’s filings with the SEC, CFTC, National Futures Association, or other government agency or regulatory body and any costs associated with disclosure, reporting and recordkeeping requirements with respect to such filings; (xviii) fees and expenses associated with regulatory inquiries and examinations, regulatory proceedings, and regulatory investigations of the Fund; (xix) fees and expenses incurred in connection with any litigation or regulatory proceeding, including class action proceedings, bankruptcy proceedings, and responses to subpoenas of any kind; (xx) extraordinary fees and expenses of the Fund; (xxi) fees and expenses associated with trade administration oversight services with respect to reconciliations, including: (a) assistance with Fund valuation and tax lot accounting; (b) daily reconciliation of the Fund’s cash and positions with the Fund’s custodians; (c) detailed reconciliations of the Fund’s net asset value; and (d) maintenance of books and records of portfolio transactions; (xxii) fees associated with trade administration oversight services with respect to settlement oversight, including: (a) capturing information for trades executed for the Fund and corporate action elections and transmitting such information to custodians, other fund service providers and other third parties such as securities lending agents; and (b) coordinating with custodians and brokers to identify, investigate and resolve all unmatched and failed trades and matters related to corporate actions; (xxiii) fees associated with trade administration oversight services with respect to collateral management oversight, including: (a) the administration of the Fund’s margin accounts; (b) calculation and management of daily margin calls; (c) transmission of instructions related to collateral settlement; and (d) reviews of collateral eligibility and substitute collateral; (xxiv) fees and expenses related to the Fund’s, not the Advisor’s, compliance program; (xxv) fees and expenses associated with oversight of the securities lending activities of the Fund to the extent permissible by law; and (xxvi) fees and expenses associated with the voting of proxies (or other requests for consent or approval of interest holders) with respect to securities or other assets held by the Fund, including certain research services, as approved by the Fund Company’s Board. A Fund also in the future may enter into a separate contract with the Advisor or an affiliate to provide services not currently provided or delineated in the Updated Investment Management Agreement.

Fees. For a comparison of fees under the Updated Investment Management Agreement and the Current Investment Management Agreements, please see “Will the Rate of Fees and Expenses Increase Under the Updated Investment Management Agreement?” and Exhibit E-1.

Liability of the Manager. The Updated Investment Management Agreement and the Current Investment Management Agreements provide identical provisions with respect to the liability of the Advisor. Each Agreement provides that no provision of the Agreement shall be deemed to protect the Advisor against any liability to a Fund or its shareholders to which the Advisor might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Agreement.

Duration and Termination. If the shareholders of a Fund approve the Updated Investment Management Agreement for the Fund, the Agreement will continue until two years from the date of its execution, unless earlier terminated. As with the Current Investment Management Agreements, each Updated Investment Management Agreement is thereafter renewable annually for successive periods not to exceed one year (i) by a vote of a majority of the outstanding shares of the Fund or by a vote of the majority of the Board of the respective Fund Company, and (ii) by a vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Updated Investment Management Agreement.

Similar to the Current Investment Management Agreements, the Updated Investment Management Agreement for a Fund may be terminated by the Advisor after ninety (90) days’ written notice to the Fund’s Fund Company, and may also be terminated at any time, without penalty, by the Board of a Fund’s Fund Company or by vote of the holders of a majority of the outstanding voting securities of the Fund on no more than sixty (60) days’ written notice to the Advisor. In addition, like the Current Investment Management Agreements, the Updated Investment Management Agreement for a Fund will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

Use of Names. The Updated Investment Management Agreement includes a provision that states that the Advisor and the Fund Company agree that the Advisor has a proprietary interest in the names “DFA” and “Dimensional.” It also provides that the Fund Company and/or Fund may use such names only as permitted by the Advisor, and the Fund Company further agrees to cease use of such names promptly after receipt of a written request to do so from the Advisor. The Current Investment Management Agreements do not have a similar provision.

Information about the Advisor and the Current Investment Management Agreements

The Advisor has been engaged in the business of providing investment management services since May 1981. The Advisor is organized as a Delaware limited partnership and is controlled by Dimensional Holdings LLC, a Delaware limited liability company, and the Advisor’s general partner, Dimensional Holdings Inc., a Delaware corporation. The principal business address for the Advisor, Dimensional Holdings LLC, and Dimensional Holdings Inc. is 6300 Bee Cave Road, Building One, Austin, Texas 78746. David G. Booth, as a director and officer of the Advisor and shareholder of Dimensional Holdings Inc., and Rex A. Sinquefield, as a shareholder of Dimensional Holdings Inc., may be deemed controlling persons of the Advisor. Mr. Booth also serves as a Director and officer of each Fund Company and is currently proposed for reelection as a Director at the Meeting. As of December 31, 2014, assets under management for all Dimensional affiliated advisors totaled approximately $381 billion.

The names, addresses, and principal occupations of the principal executive officers, directors, and general partners of the Advisor are listed on Exhibit C-2 to this Proxy Statement, along with the positions held by each, if any, with the Fund Companies.

Currently, the Advisor is responsible for the management of the assets of each non-Feeder Fund and with respect to a Feeder Fund, it is responsible for the management of the assets of its corresponding Master Fund. The Advisor currently also is responsible for providing administrative services to the International Small Company Portfolio, Global Equity Portfolio, Global Allocation 60/40 Portfolio, Global Allocation 25/75 Portfolio, each Feeder Portfolio and, prior to February 28, 2014, each Bundled Fund, pursuant to an administration agreement between the Advisor and the respective Fund Company. The rate of compensation and aggregate amount of fees each non-Feeder Fund paid to the Advisor under its Current Investment Management Agreements during its last fiscal year are provided in Exhibit E-3 to this Proxy Statement. The rate of compensation and aggregate amount of fees the International Small Company Portfolio, Global Equity Portfolio, Global Allocation 60/40 Portfolio, Global Allocation 25/75 Portfolio, each Feeder Portfolio and, prior to February 28, 2014, each Bundled Fund, paid to the Advisor under its administration agreement during each Fund’s last fiscal year are provided in Exhibit E-3 to this Proxy Statement. The Advisor will no longer provide administrative services under the administration agreement for each Feeder Fund if the Updated Investment Management Agreement for a Feeder Fund is approved by the Fund’s shareholders and implemented.

The date of each Current Investment Management Agreement, the date each Current Investment Management Agreement was last submitted to shareholders and the purpose of such submission is provided in Exhibit E-4 to this Proxy Statement. Each Current Investment Management Agreement was last approved by the applicable Board, on behalf of each respective Fund, on December 12, 2014.

What Factors did the Boards Consider in Approving the Updated Investment Management Agreements?

At a Board meeting held on December 11-12, 2014 (the “December Meeting”), the Board of each of DFAIDG, DFAITC, DIG and DEM considered the approval of (i) the respective Current Investment Management Agreements with the Advisor for each non-Feeder Fund and Master Fund and the Current Limited Investment Advisory Agreements for each Feeder Fund; (ii) the respective Updated Investment Management Agreements with the Advisor for each Fund (including the non-Feeder Funds, Feeder Funds, and Master Funds); and (iii) the replacement of such Funds’ Current Investment Management Agreements or Current Limited Investment Advisory Agreements, as applicable (collectively, the “Current Investment Management Agreements”) with the Updated Investment Management Agreements.

Prior to the December Meeting, the Current Investment Management Agreements, the Updated Investment Management Agreements, and matters relating to the possible replacement of the Current Investment Management Agreements by the Updated Investment Management Agreements were discussed at regularly scheduled Board meetings held on September 29-30, 2014 (the “September Meeting”) and on November 3, 2014 (the “November Meeting”). In connection with these discussions, independent counsel to the independent directors/trustees sent to the Advisor a request for information that would be relevant to the independent directors’/trustees’ consideration of the Current Investment Management Agreements and the Updated Investment Management Agreements. The independent directors/trustees met with their independent counsel in advance of each Board meeting to discuss the materials provided by the Advisor (which included, in the case of the November and December Board Meetings, independent reports prepared by Morningstar Associates, LLC (the “Morningstar Reports”)) and matters related to the replacement of the Current Investment Management Agreements by the Updated Investment Management Agreements. Also, in advance of the December Meeting, management provided additional materials to the independent directors/trustees that were intended to address and respond to questions that the independent directors/trustees had posed after their review and analysis of materials provided by the Advisor and the Morningstar Reports.

At the December Meeting, the Board evaluated a variety of factors when considering the approval of the Updated Investment Management Agreement for each Fund, including: (i) the Advisor’s rationale for recommending the approval of the Updated Investment Management Agreement for the Fund; (ii) the nature, extent and quality of services to be provided by the Advisor to the Fund, including the resources of the Advisor to be dedicated to the Fund; (iii) the performance of the Fund and the Advisor; (iv) the fees and expenses to be borne by the Fund; (v) the profitability realized by the Advisor from its relationship with the Fund; (vi) whether economies of scale will be realized by the Advisor with respect to the Fund as the Fund grows larger, and the extent to which the economies of scale are reflected in the level of the advisory fees charged; (vii) comparisons of amounts to be paid under other advisory contracts; and (viii) any benefits to be derived by the Advisor from its relationship with the Fund.

Nature, Extent and Quality of Services. When considering the nature, extent and quality of the services to be provided by the Advisor to each Fund and the resources of the Advisor to be dedicated to the Fund, the Board reviewed: (i) the Advisor’s rationale in proposing the implementation of the Updated Investment Management Agreement for the Fund; (ii) the scope and depth of the Advisor’s organization; (iii) the experience and expertise of the Advisor’s investment professionals that would be providing services under the Updated Investment Management Agreement for the Fund; and (iv) the Advisor’s investment advisory capabilities. The Board evaluated the Advisor’s portfolio management and trading processes, and discussed the experience of the Advisor in providing the services under the Current Investment Management Agreement. The Board discussed the unique features of the Advisor’s investment approach. The Board also considered the nature and character of non-investment management services provided by the Advisor.

With respect to the nature of both the investment management and non-investment management services provided by the Advisor, the Board considered the Advisor’s belief that the Updated Investment Management Agreements are more transparent and better reflect the current relationship between the Advisor and each Fund than the Current Investment Management Agreements, by providing a more complete list of services associated with the investment management relationship with the Advisor. The Board considered the Advisor’s explanation that the Current Investment Management Agreements were comparatively older contracts, and as a result, in some cases, did not address significant developments and trends in the investment company industry. The Board noted that the Updated Investment Management Agreements, unlike the Current Investment Management Agreements and Administration Agreements (if applicable), contain a uniform description of the full complement of both investment advisory and non-investment advisory services (e.g., administration services) that the Advisor will provide to each Fund. The Board also noted that, in addition to expressly detailing all of the services that the Advisor provides to a Fund, the Updated Investment Management Agreements, unlike the Current Investment Management Agreements, include a provision that explicitly lists the expenses that the Fund is responsible for paying, and that some of these expenses, like trade administration oversight services, had not been previously allocated to the Funds. The Board further noted that while the Updated Investment Management Agreements provided that the costs of additional services provided to the Funds by the Advisor could be allocated to the Funds on a case by case basis, such an allocation was subject to Board approval. The Board also considered that, in connection with a proposal to allocate the cost of additional services to the Funds, and on at least a yearly basis, the Advisor will prepare for the independent directors/trustees, a cost and expense allocation analysis.

With regard to the Feeder Funds’ Updated Investment Management Agreements and the related changes that will allow the Advisor to purchase securities directly for a Feeder Fund instead of, or in addition to, the Feeder Fund investing its assets in the shares of a corresponding Master Fund, the Board considered the Advisor’s desire to modernize the structure of the Feeder Funds by adopting a structure that allows the Advisor to manage the Feeder Funds’ holdings through direct investment in portfolio securities and/or through investment in underlying Funds, such as the Master Funds, and the Advisor’s belief that the ability to invest in securities directly and/or through investment in one or more underlying Funds will (i) provide greater investment flexibility and (ii) allow the Advisor to determine the most efficient means to meet a Feeder Fund’s investment objective. The Board also noted that for any period when a Feeder Fund is invested both directly in securities and in the Feeder Fund’s Master Fund or any other underlying fund, the Feeder Fund will be subject to direct investment management fees and to indirect investment management fees through its investment in any underlying Funds. The Board further noted that the Advisor had committed to waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such underlying Fund in order to prevent the Feeder Fund from being subject to a higher level of investment management fees.

After analyzing the caliber of services proposed to be provided by the Advisor to each Fund, both quantitatively and qualitatively, the Board concluded that the nature, extent, and quality of services to be provided to each Fund were consistent with the operational requirements of the Fund and met the needs of the shareholders of the Fund.

Fund Performance. In considering the performance of each Fund, the Board analyzed the Morningstar Reports, which compared the performance of each Fund with other funds in its respective peer group and investment category. The Board also reviewed the performance analysis prepared by the Advisor, which presented the performance of each Fund and its benchmark index, over multiple performance periods, along with the Advisor’s explanation of the performance. The Board concluded that the Advisor’s explanations provided a sound basis for understanding the comparative performance of each Fund. The Board determined, among other things, that after considering each Fund’s investment strategies and the expectations of its shareholder base, the performance of the Fund was reasonable as compared with relevant performance standards and appropriate market indices.

Fund Fees and Expenses. When considering the fees and expenses borne by each Fund, and considering the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund and any additional benefits received by the Advisor in connection with providing such services, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the mutual funds in the Fund’s peer group for comparable services as provided in the Morningstar Reports. The Board also considered comparisons provided by the Advisor of amounts to be paid under other advisory contracts. The Board concluded that the advisory fees and total expenses of each Fund over various periods were favorable in relation to those of the Fund’s peer funds, and that the advisory fees were fair, both on an absolute basis and in comparison with the fees of other funds identified in the peer groups and the industry at large.

The Board further noted that the fees and expenses of each Fund would not materially change as a result of the approval and implementation of the Updated Investment Management Agreement for the Fund. In particular, the Board noted that the rate charged under the Updated Investment Management Agreement for investment management services to each non-Feeder Fund is equal to the rate charged under each non-Feeder Fund’s Current Investment Management Agreement with the Advisor. The Board further noted that it is expected that the assumption of any new additional expenses allocated to a Fund as a result of the approval of an Updated Investment Management Agreement was not expected to increase the total annual operating expense ratio of the Fund, based on a comparison of the Fund’s historical total annual operating expense ratio to the estimated total annual operating expense ratio of the Fund assuming the Updated Investment Management Agreement had been in effect during the same period, i.e. the last fiscal year. Similarly, the Board noted that, with respect to each Feeder Fund, the total aggregate management fees paid by the Feeder Fund will not increase with the approval of the Updated Investment Management Agreement so long as the fee waiver, discussed above, is in place. As noted previously, the Advisor has committed to making such fee waiver permanent for any Feeder Fund that adopts the Updated Investment Management Agreement. The Board also noted that to the extent a Feeder Fund begins investing in securities, the Feeder Fund would bear directly certain expenses associated with such investment (e.g., custodial fees) that the Feeder Fund currently pays indirectly as a shareholder in a corresponding Master Fund.

Profitability. The Board considered the profitability of each Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and income. The Board reviewed the overall profitability of the Advisor, and the compensation that it received for providing both investment advisory and where applicable, administrative services to each Fund. The Board considered the profitability to the Advisor of managing and servicing the Funds and the Advisor’s unregistered clients, such as collective trusts, group trusts and separate accounts. Upon closely examining the Advisor’s profitability, the Board concluded, among other things, that it was reasonable.

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. For several reasons, the Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund at the present time, due to the current level of fees and expenses and the profitability of the Fund.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including the independent directors/trustees, with the assistance of independent counsel, concluded that the approval of the Updated Investment Management Agreement for each Fund was in the best interests of the Fund and its shareholders.

What Actions Has the Board Taken Since the Funds’ Last Fiscal Year with Respect to the Current Investment Management Agreements?

At the December Meeting, the Boards of DFAIDG, DIG, DFAITC and DEM, on behalf of each Fund, considered and re-approved the continuation of the Current Investment Management Agreements for an additional twelve-month period ending December 31, 2015. In addition, the Board of DFAIDG approved a reduction in the investment advisory fee of the DFA International Real Estate Securities Portfolio from 0.35% to 0.25% and the investment advisory fee of the DFA Global Real Estate Securities Portfolio from 0.27% to 0.20% which will take effect on February 28, 2015. The Boards have taken no other actions since the last fiscal year with respect to the Current Investment Management Agreements of the Funds. As noted above, at the December Meeting, the Boards of DFAIDG, DIG, DFAITC and DEM also approved the replacement of the Funds’ Current Investment Management Agreements with the Updated Investment Management Agreements, subject to shareholder approval.

What are the Fees Charged by the Advisor to Similar Funds it Advises?

Exhibit E-5 to this Proxy Statement provides a list of mutual funds with similar objectives to the Funds for which the Advisor provides investment advisory or sub-advisory services, as well as the rates of fees paid to the Advisor by those mutual funds and the size of those mutual funds.

Transactions with Affiliated Brokers

For the fiscal year ended October 31, 2014, the Funds did not pay any commissions to brokers that were affiliated persons of the Funds, or affiliated persons of such persons.

When will the Updated Investment Management Agreements be Implemented?

If the Updated Investment Management Agreement is approved by a Fund’s shareholders, the Updated Investment Management Agreement is expected to become effective for the Fund as of the date that the shareholders of the Fund are notified that the Updated Investment Management Agreement has been entered into by the Advisor and the Fund’s Fund Company, through a supplement to the Fund’s prospectus. Following implementation, the Updated Investment Management Agreement will remain in full force and effect, unless otherwise terminated, for a period of two years. Thereafter, the Board will consider the continuation of each Updated Investment Management Agreement on an annual basis. If the Updated Investment Management Agreement is not approved by a Fund’s shareholders, the Current Agreement will remain in effect.

What is the Required Vote on Proposals 4 and 9?

Proposal 4 will be voted on separately by shareholders of each Fund. For Proposal 4, each Updated Investment Management Agreement must be approved for a Fund by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the 1940 Act. The vote of a “majority of the outstanding voting securities” of a Fund is defined as the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Fund.

In Proposal 9, the shareholders of each Feeder Fund are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund, as a shareholder of a Master Fund, should vote on the approval of the Updated Investment Management Agreement for the Feeder Fund’s Master Fund. Each Investment Management Agreement for a Master Fund will be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Master Fund, as defined in and required by the 1940 Act. The affirmative vote of a “majority of the outstanding voting securities” of a Master Fund is defined as the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Master Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Master Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Master Fund.

THE BOARD OF EACH FUND COMPANY UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE APPROVAL OF THE UPDATED INVESTMENT MANAGEMENT AGREEMENTS DESCRIBED ABOVE.

PROPOSALS 5 AND 10:	TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTMENTS IN COMMODITIES

Proposal 5 does not apply to the DFA Municipal Real Return Portfolio and DFA Commodity Strategy Portfolio of DFAIDG.

The following discussion relates to Proposals 5 and 10. With respect to Proposal 5, shareholders of each Fund, other than the DFA Municipal Real Return Portfolio and DFA Commodity Strategy Portfolio of DFAIDG, are being asked to approve an amendment to the fundamental investment limitation of the Fund regarding its investments in commodities. In Proposal 10, shareholders of each Feeder Fund also are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund should vote on the approval of the same amendment to the fundamental investment limitation of the Feeder Fund’s Master Fund.

Under the 1940 Act, a fund’s investment policy relating to the purchase and sale of commodities must be fundamental (i.e., the investment policy may only be changed with shareholder approval). Since the previous adoption of this fundamental investment limitation for the Funds, the financial markets and regulatory guidance from the CFTC and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including transactions in commodity-linked instruments. Dimensional considers the proposed amended fundamental investment limitation to be well-suited to today’s regulatory and investment environments to help clarify in which commodities and commodities-related transactions each Fund can and cannot engage. The investment limitation would still provide that direct investments in commodities (which have traditionally been interpreted to mean physical products like wheat, oil, cotton, gold and aluminum) are prohibited, but would clarify the Funds’ authority to enter into a variety of derivative transactions relating to commodities. The proposed change is intended to preserve the Funds’ flexibility to trade in a variety of modern financial instruments, and permit the Funds to continue to buy and sell various financial instruments representing interests in commodities such as futures contracts and options thereon, currency futures, stock index futures or interest rate futures and enter into swaps and other commodity-related derivative instruments involving commodities.

Dimensional does not anticipate any changes to the manner in which any of the Funds will be managed as a result of the implementation of the amended fundamental investment limitation. Generally, the Funds do not plan to purchase any physical commodities and this will not change as a result of the implementation of the amended fundamental investment limitation. The Funds typically invest in commodity interests, such as currency, financial and other futures contracts, to implement a tax or cash management strategy, to enhance returns, or in some cases, for hedging purposes.

The Funds (other than the DFA Municipal Real Return Portfolio and DFA Commodity Strategy Portfolio of DFAIDG) have previously adopted the following fundamental investment limitation regarding investments in commodities:

Current Fundamental Investment Limitation:

The Portfolio(s) will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent a Portfolio from: (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities.

If approved by shareholders of a Fund, the Proposal will be effective for each Fund as of the date that the shareholders of the Fund are notified that the change will be made, through either (a) a supplement to such Fund’s prospectus and/or SAI, or (b) revisions to such documents at the time of the annual update to a Fund’s registration statement, reflecting such changes to the Fund’s fundamental investment limitation.

Proposed Fundamental Investment Limitation:

The Portfolio(s) will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent a Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.

What Effect Will Amending the Current Commodities Policy Have on the Funds?

The commodities and commodities-related transactions that the Funds currently are prohibited from engaging in will continue to be prohibited. Notwithstanding the flexibility provided by the proposed fundamental investment limitation, each Fund would be subject to limitations established, from time to time, by the applicable Board regarding the use of these types of instruments and other derivatives. It is not currently anticipated that the proposed amendment to the investment limitation relating to commodities would involve any change in the Funds’ current investment strategies or involve additional material risk at this time. However, should the Advisor believe that a Fund’s investment strategy or material risks should be modified in the future, the Advisor would request the approval of the applicable Board for any such material modification.

What is the Required Vote on Proposals 5 and 10?

Proposal 5 will be voted on separately by the shareholders of each Fund (other than the DFA Municipal Real Return Portfolio and DFA Commodity Strategy Portfolio of DFAIDG). The Proposal will be approved for a Fund by the affirmative vote of a “majority of the outstanding voting securities,” as defined in and required by the 1940 Act. The affirmative vote of a “majority of the outstanding voting securities” of a Fund is defined as the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Fund. If the Proposal is not approved by shareholders of a Fund, the current fundamental investment limitation regarding investments in commodities will remain in effect for the Fund. In addition, whether or not the Proposal is approved for one Fund will not affect whether such Proposal is approved for another Fund. With respect to a Feeder Fund, the result of the vote for the Proposal with respect to the Feeder Fund’s own fundamental investment limitation may not affect the underlying investment practice described in Proposal 10 because all investment decisions are made at the Master Fund level.

With respect to Proposal 10, the shareholders of each Feeder Fund also are being asked to provide voting instructions to the Feeder Fund with respect to how the Feeder Fund, as a shareholder of its corresponding Master Fund, should vote on the Proposal for the approval of an amendment to the Master Fund’s fundamental investment limitation regarding investments in commodities. An amendment to the fundamental investment limitation for a Master Fund will be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Master Fund, as defined in and required by the 1940 Act. The affirmative vote of a “majority of the outstanding voting securities” of a Master Fund is defined as the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Master Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Master Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Master Fund. An amendment to a Master Fund’s fundamental investment limitation regarding investments in commodities should not affect a Feeder Fund’s ability to invest in that Master Fund.

THE BOARDS UNANIMOUSLY RECOMMEND A VOTE “FOR” THE APPROVAL OF THE AMENDMENT
TO THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING INVESTMENTS IN COMMODITIES.

PROPOSAL 6:	TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING INDUSTRY CONCENTRATION

Proposal 6 applies only to the following Funds: DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Short-Duration Real Return Portfolio of DFAIDG and LWAS/DFA Two-Year Fixed Income Portfolio of DIG (each a “Proposal 6 Fund,” and together, the “Proposal 6 Funds”).

The following discussion relates to Proposal 6. With respect to Proposal 6, shareholders of each Proposal 6 Fund are being asked to approve an amendment to the Fund’s fundamental investment limitation regarding industry concentration.

Under the 1940 Act, a fund’s investment policy relating to industry concentration must be fundamental (i.e., the investment policy may only be changed with shareholder approval). The staff of the SEC has taken the position that the investment of 25% or more of a fund’s assets in securities of one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. Each Proposal 6 Fund has a fundamental investment limitation that the Fund shall invest more than 25% of its total assets in obligations of U.S. and foreign banks and bank holding companies (together, “banking industry securities”) when the yield to maturity on eligible portfolio investments in banking industry securities as a group generally exceeds the yield to maturity on all other eligible portfolio investments as a group generally for a period of five consecutive days when the New York Stock Exchange is open for trading. When a Proposal 6 Fund’s investments in these obligations exceed 25% of the Fund’s total assets, the Fund will be considered to be concentrating its investments in banking industry securities.

The Proposal 6 Funds’ current fundamental investment limitations regarding industry concentration and concentrating investments in banking industry securities are as follows:

Current Fundamental Investment Limitations Regarding Industry Concentration and Concentrating Investments in Banking Industry Securities

DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio and LWAS/DFA Two-Year Fixed Income Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio
The Portfolios will not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio’s total assets would be invested in securities of companies within such industry; except that each of the DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio and LWAS/DFA Two-Year Fixed Income Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under “Investments in the Banking Industry” and as otherwise described under “PRINCIPAL INVESTMENT STRATEGIES.”

Each Portfolio will not concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies), except that the DFA Selectively Hedged Global Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio shall invest more than 25% of its total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under “Investments in the Banking Industry” and as otherwise described under “PRINCIPAL INVESTMENT STRATEGIES.”

Proposed Fundamental Investment Limitation Regarding Industry Concentration and Elimination of the Policy Regarding Concentrating Investments in Banking Industry Securities

The Advisor proposes that each Proposal 6 Fund’s current fundamental investment policy regarding concentration in banking industry securities be eliminated, and proposes that the following industry concentration investment limitation for each Proposal 6 Fund be implemented:

Each Portfolio will not concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies).

If approved by shareholders of a Proposal 6 Fund, the Proposal will be effective for the Fund as of the date that the shareholders of the Fund are notified that the change will be made, through either (a) a supplement to such Fund’s prospectus and/or SAI, or (b) revisions to such documents at the time of the annual update to a Fund’s registration statement, reflecting such changes to the Fund’s fundamental investment limitation.

What Effect Will Amending the Current Industry Concentration Fundamental Investment Limitation and Eliminating the Policy Regarding Concentrating Investments in Banking Industry Securities Have on the Proposal 6 Funds?

Each Proposal 6 Fund presently is required to concentrate its investments (i.e., to invest at least 25% of its total assets) in banking industry securities under the circumstances described above. The Advisor believes that eliminating the current industry concentration policy will give the Advisor additional flexibility to buy and sell securities consistent with seeking to achieve the Proposal 6 Funds’ investment objectives, rather than having to meet certain investment percentages. Eliminating the current fundamental investment limitation also may facilitate additional diversification for each Proposal 6 Fund. The Advisor believes that the current fundamental investment limitation does not provide any benefits to the Proposal 6 Funds, and is not necessary for the Proposal 6 Funds to achieve their investment objectives. In addition, the Advisor believes, and the Boards of DFAIDG and DIG agree, that the elimination of the banking industry securities concentration policy will benefit each Proposal 6 Fund and its shareholders. Finally, by eliminating the concentration policy with respect to investing in banking industry securities, each Proposal 6 Fund will reduce its potential exposure to the banking industry. The proposed change to the industry concentration policy does not have any impact on each Proposal 6 Fund’s current classification as a diversified or non-diversified company.

What is the Required Vote on Proposal 6?

Proposal 6 will be voted on separately by the shareholders of each Proposal 6 Fund. The Proposal will be approved for a Proposal 6 Fund by the affirmative vote of a “majority of the outstanding voting securities,” as defined in and required by the 1940 Act. The affirmative vote of a “majority of the outstanding voting securities” of a Proposal 6 Fund is defined as the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of such Fund. If the Proposal is not approved by shareholders of a Proposal 6 Fund, the Fund’s current fundamental investment limitation regarding industry concentration will remain in effect for that Fund. In addition, whether or not the Proposal is approved for one Proposal 6 Fund will not affect whether such Proposal is approved for another Proposal 6 Fund.

THE BOARDS OF DFAIDG AND DIG UNANIMOUSLY RECOMMEND A VOTE “FOR” THE APPROVAL OF THE
AMENDMENT TO THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING INDUSTRY CONCENTRATION.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Advisor of the Funds and Administrator for the Feeder Funds

The Advisor, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, currently serves as the investment advisor to all of the Funds except the Feeder Funds. The Advisor is controlled and operated by Dimensional Holdings LLC, a Delaware limited liability company, and the Advisor’s general partner, Dimensional Holdings Inc., a Delaware corporation. David G. Booth, as a director and officer of the Advisor and shareholder of the Advisor’s general partner, and Rex A. Sinquefield, as a shareholder of the Advisor’s general partner, may be deemed controlling persons of the Advisor. Mr. Booth also serves as a Director and officer of each Fund Company and is currently proposed for reelection at the Meeting. There were no purchases or sales by any of the Director Nominees of any securities in excess of 1% of any class of outstanding securities of the Advisor or any of its parents or subsidiaries since the beginning of the Funds’ most recently completed fiscal year.

In addition, pursuant to an administration agreement between the Advisor and the respective Fund Company, the Advisor provides certain administrative services to the Funds listed on Exhibit F, including: supervision of the services provided by each Fund’s custodian and transfer and dividend disbursing agent and others who provide services to the Funds; providing shareholders with information about the Funds and their investments as the shareholders or the Funds may request; assisting the Funds in conducting meetings of shareholders; furnishing information as the Board may require regarding the Master Funds or underlying Funds in which a Fund invests, and any other administrative services for the benefit of the Funds as the Boards may reasonably request.

DFA Australia, Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, provides certain sub-advisory services to the Funds listed in Exhibit G. DFA Australia, under investment sub-advisory agreements with the Advisor and the Fund Companies on behalf of the Funds listed in Exhibit G to this Proxy Statement, has the authority and responsibility to, among other services, select brokers and dealers and execute securities transactions for such Funds.

DFA London, 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom, provides certain sub-advisory services to the Funds listed in Exhibit H to this Proxy Statement. DFA London, under investment sub-advisory agreements with the Advisor and the Fund Companies on behalf of the Funds listed in Exhibit H, has the authority and responsibility to, among other services, select brokers and dealers and execute securities transactions for such Funds.

The Administrators and Transfer Agents

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, serves as the accounting and administration services, dividend disbursing and transfer agent for all of the Funds, other than The DFA Short Term Investment Fund (the “Short Term Fund”) of DFAITC.

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator, fund accountant, transfer agent, and dividend disbursing agent for the Short Term Fund.

The Underwriter

The principal underwriter for the shares of the Funds is DFA Securities LLC (“DFAS”), a wholly-owned subsidiary of the Advisor. DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The principal business address of DFAS is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

The Custodians

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for all of the Funds listed on Exhibit I-1 to this Proxy Statement.

Citibank, N.A. (“Citibank”), 111 Wall Street, New York, New York 10005, serves as the custodian for all of the Funds listed on Exhibit I-2 to this Proxy Statement.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the Fund(s) have received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Funds will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please call (512) 306-7400, or forward a written request to 6300 Bee Cave Road, Building One, Austin, Texas 78746, if you would like to: (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports or Proxy Statements separately in the future; or (3) request delivery of a single copy of annual reports or Proxy Statements if you currently are receiving multiple copies at a shared address.

Outstanding Number of Shares and Principal Shareholders of the Funds

The number of outstanding shares of each class of each Fund, as of January 28, 2015, is set forth in Exhibit J to this Proxy Statement. The names and addresses of the beneficial owners of more than 5% of the outstanding shares of each class of each Fund, along with the number and percentage of shares owned, as of December 31, 2014, is set forth in Exhibit K to this Proxy Statement. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class or Fund. To the knowledge of the Fund Companies’ management, as of December 31, 2014, there were no entities, except as set forth in Exhibit K to this Proxy Statement, owning beneficially more than 5% of the outstanding shares of any class of any Fund.

The Director Nominees and officers, as a group, owned less than 1% of the outstanding stock of each class of each Fund, except that the Director Nominees and officers, as a group, as of December 31, 2014, held [___________]. In addition, to the knowledge of the Fund Companies’ management, and except as noted above under Proposal 1, as of December 31, 2014, no Director Nominee individually owned 1% or more of the outstanding stock of any Fund.

Contacting the Boards

If a shareholder wishes to send a communication to the Board of a Fund Company, such correspondence should be in writing and addressed to the Board of that Fund Company at the Fund Companies’ offices, as follows: 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary. The correspondence will be given to the appropriate Board for review and consideration.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies

Your vote and/or voting instructions are being solicited by the Boards. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by the Funds except that the proposal relating to the Updated Investment Management Agreement will be split evenly between the Funds and the Advisor. The Funds will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting the beneficial owners to execute proxies. The Fund Companies expect that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of a Fund Company or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $4.6 million. As the date of the Meeting approaches, certain shareholders may receive a telephone call from certain officers and representatives of a Fund Company or its affiliates and certain financial services firms and their representatives, or a representative of the Solicitor, if the shareholders’ votes and/or voting instructions have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) or attend in person. Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy card, will be required for admission.

Voting and Methods of Tabulation

The vote required to approve each Proposal is set forth in the discussion of each Proposal. The shareholders of a Feeder Fund who do not provide voting instructions to the Feeder Fund under Proposals 7 through 10 will not affect the Feeder Fund’s votes at the Meeting with respect to the Feeder Fund’s Master Fund. The percentage of a Feeder Fund’s votes representing Feeder Fund shareholders who do not provide voting instructions will be voted by such Feeder Fund in the same proportion as the Feeder Fund’s shareholders who did provide voting instructions.

The following Funds are structured as a “fund of funds” (each a “Fund of Funds,” and together, the “Funds of Funds”): International Small Company Portfolio, DFA Global Real Estate Securities Portfolio, World ex U.S. Value Portfolio, World ex U.S. Targeted Value Portfolio, World ex U.S. Core Equity Portfolio, Selectively Hedged Global Equity Portfolio, DFA Investment Grade Portfolio, Global Equity Portfolio, Global Allocation 60/40 Portfolio, Global Allocation 25/75 Portfolio and World Core Equity Portfolio. A Fund of Funds invests substantially all or a portion of its assets in multiple other Funds (each an “Underlying Fund,” and together, the “Underlying Funds”) in order to seek to achieve its investment objective. The Underlying Funds invest directly in securities and other portfolio instruments. With respect to each Proposal for an Underlying Fund, each Fund of Funds invested in such Underlying Fund will vote its shares of the Underlying Fund on that Proposal in proportion to the votes received “FOR,” “AGAINST” and “ABSTAIN” the Proposal by other shareholders of the Underlying Fund (commonly called “echo-voting”).

The Canadian Small Company Series (the “Canadian Series”) of DFAITC, which is an Underlying Fund for multiple Funds of Funds, has no shareholders other than certain Funds of Funds. The Boards of DFAIDG, DIG and DFAITC have determined that it would be in the best interests of all shareholders of the Funds of Funds that invest in the Canadian Series to vote “FOR” all Proposals relating to the Canadian Series.

Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals that require an affirmative vote by a certain percentage of shareholders, but will not have an effect on Proposals that require a plurality or an affirmative vote of majority of votes cast for approval.

Voting by Broker-Dealers

The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Funds understand that broker-dealers may vote on Proposal 1 (and submit voting instructions for Proposal 7), Election of a Board, on behalf of the broker-dealer firms’ customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which the broker-dealer firms received instructions.

Quorum

With respect to each of DFAIDG and DIG, the presence in person or by proxy of one-third of the shares entitled to be cast on a matter constitutes a quorum at the Meeting for the purposes of acting on a Proposal or Sub-Proposal relating to the Fund Company or a Fund of the Fund Company. With respect to DFAITC and DEM, the presence in person or by proxy of 40% of the shares entitled to vote on a matter shall constitute a quorum at the Meeting for the purposes of acting on a Proposal or Sub-Proposal relating to the Fund Company or a Fund of the Fund Company. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes, shall be counted.

Adjournment

The Meeting, as to any Fund, may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), whether or not a quorum is present. With respect to DFAIDG and DIG, the Meeting may also be adjourned from time to time (with respect to any one or more matters) for any reason whatsoever by the chairman of the Meeting without notice other than announcement at the Meeting. With respect to DFAITC and DEM, the Meeting may also be adjourned from time to time (with respect to any one or more matters) for any reason whatsoever by the chairman of the Board, the President of the Fund Company, in the absence of the chairman of the Board, or any Vice President or other authorized officer of the Fund Company, in the absence of the President. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or Sub-Proposal, or for any other reason consistent with applicable state law and the Fund Company’s charter documents and bylaws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business that might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund Companies on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of such Fund Companies did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals

As a general matter, the Fund Companies are not required, and do not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund Company’s proxy statement for the next meeting of shareholders of that Fund Company should send the shareholder’s written proposal to such Fund Company’s offices at 6300 Bee Cave Road, Building One, Austin, Texas 78746, Attention: Secretary, in advance of such meeting, within a reasonable time before the Fund Company begins to print and mail its proxy materials in order for the proposal to be considered for inclusion in the Fund Company’s proxy statement and proxy card relating thereto, and presented at the meeting. A shareholder who wishes to make a proposal at a shareholder meeting without including the proposal in the Fund Company’s proxy statement must notify the Fund Company of such proposal within a reasonable time before the proxy solicitation for that meeting is made by directing such notice to the Secretary of the Fund Company at the address set forth above. If a shareholder fails to give notice to the Fund Company within a reasonable time before the proxy solicitation is made, then the persons named as proxies by the Board for such meeting may exercise discretionary voting power with respect to any such proposal. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and the Fund Company’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund Company’s proxy statement or presented at the meeting.

Other Business

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

By Order of the Boards of Directors of DFAIDG and DIG and the Boards of Trustees of DFAITC and DEM,

Catherine L. Newell Vice President and Secretary

[________], 2015

EXHIBIT LIST

Exhibit A	List of Feeder Funds and Their Corresponding Master Funds	A(1)
Exhibit B	List of Funds and Proposals to be Considered	B(1)
Exhibit C-1	Nominating Committee Charter	C-1(1)
Exhibit C-2	List of Executive Officers of the Fund Companies and Advisor	C-2(1)
Exhibit C-3	Pre-Approval Policies and Procedures of the Audit Committee	C-3(1)
Exhibit D-1	Proposed Form of Sub-Advisory Agreement with DFA Australia	D-1(1)
Exhibit D-2	Proposed Form of Sub-Advisory Agreement with DFA London	D-2(1)
Exhibit D-3	Information Regarding Advisory Agreements of the Identified Fixed Income Funds	D-3(1)
Exhibit D-4	List of Executive Officers and Directors of DFA Australia	D-4(1)
Exhibit D-5
List of Funds Sub-Advised by DFA Australia that Have Similar Investment Mandates as the Identified Fixed Income Funds, the Investment Advisory Fees Charged for Such Services and the Asset Size of the Funds
D-5(1)
Exhibit D-6	List of Executive Officers and Directors of DFA London	D-6(1)
Exhibit D-7
List of Funds Sub-Advised by DFA London that Have Similar Investment Mandates as the Identified Fixed Income Funds, the Investment Advisory Fees Charged for Such Services and the Asset Size of the Funds
D-7(1)
Exhibit E-1	Comparison of Total Annual Operating Expenses of the Funds	E-1(1)
Exhibit E-2	Proposed Form of Investment Management Agreement	E-2(1)
Exhibit E-3	Advisory and Administration Fees Paid to Dimensional	E-3(1)
Exhibit E-4	Date of Each Investment Advisory Agreement, Date Each Investment Advisory Agreement Was Last Submitted to Shareholders and the Purpose of Submission to Shareholders	E-4(1)
Exhibit E-5	List of Funds Advised or Sub-Advised by Dimensional that Have Similar Investment Mandates, the Investment Advisory/Management Fees Charged for Such Services and the Asset Size of the Funds	E-5(1)
Exhibit F	List of Funds for which Advisor Provides Administrative Services	F(1)
Exhibit G	List of Funds for which DFA Australia Provides Sub-Advisory Services	G(1)
Exhibit H	List of Funds for which DFA London Provides Sub-Advisory Services	H(1)
Exhibit I-1	List of Funds for which State Street Serves as Custodian	I-1(1)
Exhibit I-2	List of Funds for which Citibank Serves as Custodian	I-2(1)
Exhibit J	Number of Outstanding Shares of the Funds as of January 28, 2015	J(1)
Exhibit K	Principal Holders of Shares of the Funds as of December 31, 2014	K(1)

Exhibit A

List of Feeder Funds and Their Corresponding Master Funds

Feeder Fund	Corresponding Master Fund
U.S. Large Cap Value Portfolio (DFAIDG) U.S. Large Cap Value Portfolio II (DIG) U.S. Large Cap Value Portfolio III (DIG) LWAS/DFA U.S. High Book to Market Portfolio (DIG)	The U.S. Large Cap Value Series (DFAITC)
Tax-Managed U.S. Marketwide Value Portfolio (DFAIDG) Tax-Managed U.S. Marketwide Value Portfolio II (DIG)	The Tax-Managed U.S. Marketwide Value Series (DFAITC)
LWAS/DFA International High Book to Market Portfolio (DFAIDG)
DFA International Value Portfolio (DIG)
DFA International Value Portfolio II (DIG)
DFA International Value Portfolio III (DIG)
DFA International Value Portfolio IV (DIG)
The DFA International Value Series (DFAITC)
Japanese Small Company Portfolio (DFAIDG)	The Japanese Small Company Series (DFAITC)
Asia Pacific Small Company Portfolio (DFAIDG)	The Asia Pacific Small Company Series (DFAITC)
United Kingdom Small Company Portfolio (DFAIDG)	The United Kingdom Small Company Series (DFAITC)
Continental Small Company Portfolio (DFAIDG)	The Continental Small Company Series (DFAITC)
Emerging Markets Portfolio (DFAIDG) Emerging Markets Portfolio II (DIG)	The Emerging Markets Series (DFAITC)
Emerging Markets Small Cap Portfolio (DFAIDG)	The Emerging Markets Small Cap Series (DFAITC)
Emerging Markets Value Portfolio (DFAIDG)	Dimensional Emerging Markets Value Fund (DEM)

A(1)

Exhibit B

List of Funds and Proposals to be Considered

Name of Fund	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Fund Company	Proposal 2: Approval of a “Manager of Managers” Structure	Proposal 3: Approval of New Sub-Advisory Agreements with DFA Australia and DFA London	Proposal 4: Approval of an Updated Investment Management Agreement with the Advisor	Proposal 5: Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities	Proposal 6: Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration	Proposal 7: Provide Instructions for Feeder Fund Regarding Election of Trustees of Master Fund	Proposal 8: Provide Instructions for Feeder Fund Regarding Approval of a “Manager of Managers” Structure for Master Fund	Proposal 9: Provide Instructions for Feeder Fund Regarding Approval of an Updated Investment Management Agreement Between the Advisor and Master Fund	Proposal 10: Provide Instructions for Feeder Fund Regarding Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities of Master Fund
DFA Investment Dimensions Group Inc. (Maryland Corporation)
Enhanced U.S. Large Company Portfolio	Stand Alone	X			X	X
U.S. Large Cap Equity Portfolio	Stand Alone	X			X	X
U.S. Large Cap Value Portfolio	Feeder	X			X	X		X		X	X
U.S. Small Cap Value Portfolio	Stand Alone	X			X	X
U.S. Targeted Value Portfolio	Stand Alone	X			X	X
U.S. Core Equity 1 Portfolio	Stand Alone	X			X	X
U.S. Core Equity 2 Portfolio	Stand Alone	X			X	X
U.S. Vector Equity Portfolio	Stand Alone	X			X	X
U.S. Small Cap Portfolio	Stand Alone	X			X	X

B(1)

Name of Fund	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Fund Company	Proposal 2: Approval of a “Manager of Managers” Structure	Proposal 3: Approval of New Sub-Advisory Agreements with DFA Australia and DFA London	Proposal 4: Approval of an Updated Investment Management Agreement with the Advisor	Proposal 5: Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities	Proposal 6: Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration	Proposal 7: Provide Instructions for Feeder Fund Regarding Election of Trustees of Master Fund	Proposal 8: Provide Instructions for Feeder Fund Regarding Approval of a “Manager of Managers” Structure for Master Fund	Proposal 9: Provide Instructions for Feeder Fund Regarding Approval of an Updated Investment Management Agreement Between the Advisor and Master Fund	Proposal 10: Provide Instructions for Feeder Fund Regarding Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities of Master Fund
U.S. Micro Cap Portfolio	Stand Alone	X			X	X
DFA Real Estate Securities Portfolio	Stand Alone	X			X	X
Large Cap International Portfolio	Stand Alone	X	X		X	X
International Core Equity Portfolio	Stand Alone	X	X		X	X
International Small Company Portfolio	Fund of Funds	X	X		X	X
Japanese Small Company Portfolio	Feeder	X	X		X	X		X	X	X	X
Asia Pacific Small Company Portfolio	Feeder	X	X		X	X		X	X	X	X
United Kingdom Small Company Portfolio	Feeder	X	X		X	X		X	X	X	X
Continental Small Company Portfolio	Feeder	X	X		X	X		X	X	X	X
DFA International Real Estate Securities Portfolio	Stand Alone	X	X		X	X

B(2)

Name of Fund	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Fund Company	Proposal 2: Approval of a “Manager of Managers” Structure	Proposal 3: Approval of New Sub-Advisory Agreements with DFA Australia and DFA London	Proposal 4: Approval of an Updated Investment Management Agreement with the Advisor	Proposal 5: Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities	Proposal 6: Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration	Proposal 7: Provide Instructions for Feeder Fund Regarding Election of Trustees of Master Fund	Proposal 8: Provide Instructions for Feeder Fund Regarding Approval of a “Manager of Managers” Structure for Master Fund	Proposal 9: Provide Instructions for Feeder Fund Regarding Approval of an Updated Investment Management Agreement Between the Advisor and Master Fund	Proposal 10: Provide Instructions for Feeder Fund Regarding Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities of Master Fund
DFA Global Real Estate Securities Portfolio	Fund of Funds	X	X		X	X
DFA International Small Cap Value Portfolio	Stand Alone	X	X		X	X
International Vector Equity Portfolio	Stand Alone	X	X		X	X
World ex U.S. Value Portfolio	Fund of Funds	X	X		X	X
World ex U.S. Targeted Value Portfolio	Fund of Funds	X	X		X	X
World ex U.S. Core Equity Portfolio	Fund of Funds	X	X		X	X
Selectively Hedged Global Equity Portfolio	Fund of Funds	X	X		X	X
Emerging Markets Portfolio	Feeder	X	X		X	X		X	X	X	X
Emerging Markets Value Portfolio	Feeder	X	X		X	X		X	X	X	X
Emerging Markets Small Cap Portfolio	Feeder	X	X		X	X		X	X	X	X

B(3)

Name of Fund	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Fund Company	Proposal 2: Approval of a “Manager of Managers” Structure	Proposal 3: Approval of New Sub-Advisory Agreements with DFA Australia and DFA London	Proposal 4: Approval of an Updated Investment Management Agreement with the Advisor	Proposal 5: Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities	Proposal 6: Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration	Proposal 7: Provide Instructions for Feeder Fund Regarding Election of Trustees of Master Fund	Proposal 8: Provide Instructions for Feeder Fund Regarding Approval of a “Manager of Managers” Structure for Master Fund	Proposal 9: Provide Instructions for Feeder Fund Regarding Approval of an Updated Investment Management Agreement Between the Advisor and Master Fund	Proposal 10: Provide Instructions for Feeder Fund Regarding Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities of Master Fund
Emerging Markets Core Equity Portfolio	Stand Alone	X	X		X	X
DFA One-Year Fixed Income Portfolio	Stand Alone	X	X	X	X	X	X
DFA Two-Year Global Fixed Income Portfolio	Stand Alone	X	X	X	X	X	X
DFA Selectively Hedged Global Fixed Income Portfolio	Stand Alone	X	X		X	X	X
DFA Five-Year Global Fixed Income Portfolio	Stand Alone	X	X	X	X	X
DFA World ex U.S. Government Fixed Income Portfolio	Stand Alone	X	X		X	X
DFA Short-Term Government Portfolio	Stand Alone	X			X	X
DFA Intermediate Government Fixed Income Portfolio	Stand Alone	X			X	X
DFA Short-Term Extended Quality Portfolio	Stand Alone	X	X		X	X	X

B(4)

Name of Fund	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Fund Company	Proposal 2: Approval of a “Manager of Managers” Structure	Proposal 3: Approval of New Sub-Advisory Agreements with DFA Australia and DFA London	Proposal 4: Approval of an Updated Investment Management Agreement with the Advisor	Proposal 5: Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities	Proposal 6: Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration	Proposal 7: Provide Instructions for Feeder Fund Regarding Election of Trustees of Master Fund	Proposal 8: Provide Instructions for Feeder Fund Regarding Approval of a “Manager of Managers” Structure for Master Fund	Proposal 9: Provide Instructions for Feeder Fund Regarding Approval of an Updated Investment Management Agreement Between the Advisor and Master Fund	Proposal 10: Provide Instructions for Feeder Fund Regarding Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities of Master Fund
DFA Intermediate-Term Extended Quality Portfolio	Stand Alone	X	X		X	X	X
DFA Investment Grade Portfolio	Fund of Funds	X	X		X	X
DFA Inflation-Protected Securities Portfolio	Stand Alone	X			X	X
DFA Short-Duration Real Return Portfolio	Stand Alone	X	X		X	X	X
DFA Short-Term Municipal Bond Portfolio	Stand Alone	X			X	X
DFA Intermediate-Term Municipal Bond Portfolio	Stand Alone	X			X	X
DFA California Short-Term Municipal Bond Portfolio	Stand Alone	X			X	X
DFA California Intermediate-Term Municipal Bond Portfolio	Stand Alone	X			X	X
DFA Municipal Real Return Portfolio	Stand Alone	X	X		X

B(5)

Name of Fund	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Fund Company	Proposal 2: Approval of a “Manager of Managers” Structure	Proposal 3: Approval of New Sub-Advisory Agreements with DFA Australia and DFA London	Proposal 4: Approval of an Updated Investment Management Agreement with the Advisor	Proposal 5: Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities	Proposal 6: Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration	Proposal 7: Provide Instructions for Feeder Fund Regarding Election of Trustees of Master Fund	Proposal 8: Provide Instructions for Feeder Fund Regarding Approval of a “Manager of Managers” Structure for Master Fund	Proposal 9: Provide Instructions for Feeder Fund Regarding Approval of an Updated Investment Management Agreement Between the Advisor and Master Fund	Proposal 10: Provide Instructions for Feeder Fund Regarding Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities of Master Fund
Tax-Managed U.S. Marketwide Value Portfolio	Feeder	X			X	X		X		X	X
Tax-Managed U.S. Targeted Value Portfolio	Stand Alone	X			X	X
Tax-Managed U.S. Equity Portfolio	Stand Alone	X			X	X
Tax-Managed U.S. Small Cap Portfolio	Stand Alone	X			X	X
T.A. U.S. Core Equity 2 Portfolio	Stand Alone	X			X	X
Tax-Managed DFA International Value Portfolio	Stand Alone	X	X		X	X
T.A. World ex U.S. Core Equity Portfolio	Stand Alone	X	X		X	X
LWAS/DFA International High Book to Market Portfolio	Feeder	X	X		X	X		X	X	X	X
U.S. Social Core Equity 2 Portfolio	Stand Alone	X			X	X

B(6)

Name of Fund	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Fund Company	Proposal 2: Approval of a “Manager of Managers” Structure	Proposal 3: Approval of New Sub-Advisory Agreements with DFA Australia and DFA London	Proposal 4: Approval of an Updated Investment Management Agreement with the Advisor	Proposal 5: Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities	Proposal 6: Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration	Proposal 7: Provide Instructions for Feeder Fund Regarding Election of Trustees of Master Fund	Proposal 8: Provide Instructions for Feeder Fund Regarding Approval of a “Manager of Managers” Structure for Master Fund	Proposal 9: Provide Instructions for Feeder Fund Regarding Approval of an Updated Investment Management Agreement Between the Advisor and Master Fund	Proposal 10: Provide Instructions for Feeder Fund Regarding Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities of Master Fund
U.S. Sustainability Core 1 Portfolio	Stand Alone	X			X	X
International Sustainability Core 1 Portfolio	Stand Alone	X	X		X	X
DFA International Value ex Tobacco Portfolio	Stand Alone	X	X		X	X
International Social Core Equity Portfolio	Stand Alone	X	X		X	X
Emerging Markets Social Core Equity Portfolio	Stand Alone	X	X		X	X
CSTG&E U.S. Social Core Equity 2 Portfolio	Stand Alone	X			X	X
CSTG&E International Social Core Equity Portfolio	Stand Alone	X	X		X	X
DFA Commodity Strategy Portfolio	Stand Alone	X	X		X
U.S. Large Cap Growth Portfolio	Stand Alone	X			X	X
B(7)

Name of Fund	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Fund Company	Proposal 2: Approval of a “Manager of Managers” Structure	Proposal 3: Approval of New Sub-Advisory Agreements with DFA Australia and DFA London	Proposal 4: Approval of an Updated Investment Management Agreement with the Advisor	Proposal 5: Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities	Proposal 6: Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration	Proposal 7: Provide Instructions for Feeder Fund Regarding Election of Trustees of Master Fund	Proposal 8: Provide Instructions for Feeder Fund Regarding Approval of a “Manager of Managers” Structure for Master Fund	Proposal 9: Provide Instructions for Feeder Fund Regarding Approval of an Updated Investment Management Agreement Between the Advisor and Master Fund	Proposal 10: Provide Instructions for Feeder Fund Regarding Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities of Master Fund
U.S. Small Cap Growth Portfolio	Stand Alone	X			X	X
International Large Cap Growth Portfolio	Stand Alone	X	X		X	X
International Small Cap Growth Portfolio	Stand Alone	X	X		X	X
World Core Equity Portfolio	Fund of Funds	X	X		X	X
Dimensional Retirement Fixed Income Fund II	Fund of Funds	X	X		X	X
Dimensional Retirement Fixed Income Fund III	Stand Alone	X	X		X	X
Dimensional Investment Group Inc. (Maryland Corporation)
U.S. Large Company Portfolio	Stand Alone	X			X	X
DFA International Value Portfolio	Feeder	X	X		X	X		X	X	X	X
LWAS/DFA U.S. High Book to Market Portfolio	Feeder	X			X	X		X		X	X

B(8)

Name of Fund	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Fund Company	Proposal 2: Approval of a “Manager of Managers” Structure	Proposal 3: Approval of New Sub-Advisory Agreements with DFA Australia and DFA London	Proposal 4: Approval of an Updated Investment Management Agreement with the Advisor	Proposal 5: Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities	Proposal 6: Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration	Proposal 7: Provide Instructions for Feeder Fund Regarding Election of Trustees of Master Fund	Proposal 8: Provide Instructions for Feeder Fund Regarding Approval of a “Manager of Managers” Structure for Master Fund	Proposal 9: Provide Instructions for Feeder Fund Regarding Approval of an Updated Investment Management Agreement Between the Advisor and Master Fund	Proposal 10: Provide Instructions for Feeder Fund Regarding Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities of Master Fund
LWAS/DFA Two-Year Fixed Income Portfolio	Stand Alone	X	X	X	X	X	X
LWAS/DFA Two-Year Government Portfolio	Stand Alone	X			X	X
Global Equity Portfolio	Fund of Funds	X	X		X	X
Global Allocation 60/40 Portfolio	Fund of Funds	X	X		X	X
Global Allocation 25/75 Portfolio	Fund of Funds	X	X		X	X
U.S. Large Cap Value Portfolio II	Feeder	X			X	X		X		X	X
U.S. Large Cap Value Portfolio III	Feeder	X			X	X		X		X	X
DFA International Value Portfolio II	Feeder	X	X		X	X		X	X	X	X
DFA International Value Portfolio III	Feeder	X	X		X	X		X	X	X	X
DFA International Value Portfolio IV	Feeder	X	X		X	X		X	X	X	X

B(9)

Name of Fund	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Fund Company	Proposal 2: Approval of a “Manager of Managers” Structure	Proposal 3: Approval of New Sub-Advisory Agreements with DFA Australia and DFA London	Proposal 4: Approval of an Updated Investment Management Agreement with the Advisor	Proposal 5: Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities	Proposal 6: Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration	Proposal 7: Provide Instructions for Feeder Fund Regarding Election of Trustees of Master Fund	Proposal 8: Provide Instructions for Feeder Fund Regarding Approval of a “Manager of Managers” Structure for Master Fund	Proposal 9: Provide Instructions for Feeder Fund Regarding Approval of an Updated Investment Management Agreement Between the Advisor and Master Fund	Proposal 10: Provide Instructions for Feeder Fund Regarding Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities of Master Fund
Tax-Managed U.S. Marketwide Value Portfolio II	Feeder	X			X	X		X		X	X
Emerging Markets Portfolio II	Feeder	X	X		X	X		X	X	X	X
The DFA Investment Trust Company (Delaware Statutory Trust)
The U.S. Large Cap Value Series	Master	X				X
The Tax-Managed U.S. Marketwide Value Series	Master	X			X	X
The DFA International Value Series	Master	X	X		X	X
The Japanese Small Company Series	Master	X	X		X	X
The Asia Pacific Small Company Series	Master	X	X		X	X
The United Kingdom Small Company Series	Master	X	X		X	X
The Continental Small Company Series	Master	X	X		X	X

B(10)

Name of Fund	Type of Fund	Proposal 1: Election of Directors/ Trustees for each Fund Company	Proposal 2: Approval of a “Manager of Managers” Structure	Proposal 3: Approval of New Sub-Advisory Agreements with DFA Australia and DFA London	Proposal 4: Approval of an Updated Investment Management Agreement with the Advisor	Proposal 5: Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities	Proposal 6: Approval of an Amendment to the Fundamental Investment Limitation Regarding Industry Concentration	Proposal 7: Provide Instructions for Feeder Fund Regarding Election of Trustees of Master Fund	Proposal 8: Provide Instructions for Feeder Fund Regarding Approval of a “Manager of Managers” Structure for Master Fund	Proposal 9: Provide Instructions for Feeder Fund Regarding Approval of an Updated Investment Management Agreement Between the Advisor and Master Fund	Proposal 10: Provide Instructions for Feeder Fund Regarding Approval of an Amendment to the Fundamental Investment Limitation Regarding Investment in Commodities of Master Fund
The Canadian Small Company Series	Vehicle for Fund of Funds	X			X	X
The Emerging Markets Series	Master	X	X		X	X
The Emerging Markets Small Cap Series	Master	X	X		X	X
The DFA Short Term Investment Fund	Money Market Fund	X			X	X
Dimensional Emerging Markets Value Fund (Delaware Statutory Trust)
Dimensional Emerging Markets Value Fund	Master	X	X		X	X

B(11)

Exhibit C-1

Nominating Committee Charter
of the Boards of Directors of
DFA Investment Dimensions Group Inc. (“DFAIDG”) and
Dimensional Investment Group Inc. (“DIG”) and
of the Boards of Trustees of
Dimensional Emerging Markets Value Fund (“DEM”) and
 The DFA Investment Trust Company (“DFAITC”)

I.	The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Boards of Directors/Trustees (the “Board”) of DFAIDG, DIG, DEM, and DFAITC (each a “Fund,” and together, the “Funds”). The Committee consists of such number of members as set by the Board, from time to time, and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not “interested persons” of the Funds (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.	Board Nominations and Functions.

1.  The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Funds’ investment advisor and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee also shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence; e.g., business, financial, or family relationships with investment advisors or service providers.

2.  The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.  The Committee may consider the factors listed in Schedule A to evaluate candidates for membership on the Board. The Committee also may, from time to time, establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate.

4.  The Committee shall review recommendations from Qualifying Fund Shareholders (as defined in Schedule A) for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures described in Schedule A.

III.	Other Powers and Responsibilities.

1.  The Committee shall meet as often as it deems appropriate.

2.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Funds.

3.  The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent permitted by law and by the Funds’ Bylaws. In the event of any inconsistency between this Charter and the Funds’ organizational documents, the provisions of the Funds’ organizational documents shall be given precedence.

5.  The Committee shall review this Charter at least annually and recommend any changes to the full Board.

* * * * * *

As adopted September 16, 2008; Schedule A to the Charter was amended June 22, 2011.

C-1(1)

Schedule A

NOMINATION AND APPOINTMENT POLICY

1.    The Committee believes that it is in the best interests of the Funds and their shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.    In nominating candidates, the Committee believes that no specific minimum qualifications or disqualifications are controlling or paramount, or that any specific educational background, qualities, skills, or prior business and professional experience are necessary for each candidate to possess in order to be considered for nomination. The Committee shall take into consideration such factors as the Committee deems appropriate. These factors, which may change over time or have different weight, may include:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial, or family relationships (i) with Fund management, the investment advisor and/or sub-advisors of the Funds, Fund service providers or their affiliates; or (ii) that may be perceived as being inconsistent with serving on the board of directors of a registered investment company;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•	the person’s judgment, skill, diversity, and experience with registered investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

•	the business activities of the Funds, including any new marketing or investment initiatives, and whether the candidate possesses relevant experience in these areas;

•	whether the person’s business background or other business activities would be incompatible with the Funds’ and management’s business purposes;

•	the interplay of the candidate’s experience with the experience of other Board members and how the candidate and his or her academic or business experience will be perceived by the Dimensional Funds’ shareholders; and

•	the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.    While the Committee is solely responsible for the selection and recommendation to the Board of Disinterested Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members. A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Funds at such address as is set forth in the Funds’ disclosure documents. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each series of shares of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

* * * * * * * * * * * * * * *

C-1(2)

Exhibit C-2

List of Executive Officers of the Fund Companies and Advisor

Below is the name, age, information regarding positions with the Companies and the principal occupation for each officer of the Companies. Each of the officers listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund (collectively, the “DFA Entities”).

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal Age: 51	Vice President	Since 2008	Vice President of all the DFA Entities.
Robyn G. Alcorta Age: 40	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012); and Vice President at Charles Schwab (2007-2010).
Darryl D. Avery Age: 48	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow Age: 59	Vice President	Since 1993	Vice President of all the DFA Entities. Director and Managing Director of Dimensional Fund Advisors Ltd (since September 2013).
Peter Bergan Age: 41	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Senior Infrastructure Manager for Dimensional Fund Advisors LP (January 2011 – January 2014); Partner at Stonehouse Consulting (2010).
Lana Bergstein Age: 40	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Client Service Manager for Dimensional Fund Advisors LP (February 2008 – January 2014).
Stanley W. Black Age: 44	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Senior Research Associate (January 2012 – January 2014) and Research Associate (2006-2011) for Dimensional Fund Advisors LP
David G. Booth Age: 68	Chairman, Director, President and Co-Chief Executive Officer	Since Inception
Chairman, Director/Trustee, President, Co-Chief Executive Officer and formerly, Chief Executive Officer (until 1/1/2010) of the DFA Entities; Director of Dimensional Fund Advisors Ltd.; formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer; Director of Dimensional Advisors Ltd., Dimensional Funds plc and Dimensional Funds II plc; formerly, President, Dimensional SmartNest (US) LLC (2009-2014). Formerly, Limited Partner, Oak Hill Partners (2001-2010); Limited Partner, VSC Investors, LLC (since 2007); Trustee, University of Chicago; Trustee, University of Kansas Endowment Association; formerly, Director, SA Funds (registered investment company); Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director; President (since 2012) of Dimensional Japan Ltd.; and Chairman, Director, President and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (since 2010).

Aaron T. Borders Age: 41	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2008 – January 2014).
Scott A. Bosworth Age: 46	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown Age: 48	Vice President and Assistant Secretary	Since 2001
Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., Dimensional Cayman Commodity Fund I Ltd., Dimensional Fund Advisors Pte. and Dimensional Hong Kong Limited; and Director, Vice President and Assistant Secretary of Dimensional Fund Advisors Canada ULC.

David P. Butler Age: 50	Vice President	Since 2007	Vice President of all the DFA Entities. Head of Global Financial Services for Dimensional Fund Advisors LP (since 2008).
Douglas M. Byrkit Age: 44	Vice President	Since 2012
Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012); and Regional Director at Russell Investments (April 2006 – December 2010).

Hunt M. Cairns Age: 41	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director (January 2010 – January 2014) and Senior Associate (July 2008 – December 2009) for Dimensional Fund Advisors LP.

C-2(1)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
James G. Charles Age: 58	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2008-2010).
Joseph H. Chi Age: 48	Vice President	Since 2009
Vice President of all the DFA Entities; Co-Head of Portfolio Management (since March 2012) and Senior Portfolio Manager (since January 2012) for Dimensional Fund Advisors LP; and formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 – January 2012).

PilSun Choi Age: 42	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Counsel for Dimensional Fund Advisors LP (April 2012 – January 2014); and Vice President and Counsel for AllianceBernstein L.P. (2006-2012).
Stephen A. Clark Age: 42	Vice President	Since 2004
Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC; Head of Global Institutional Services for Dimensional Fund Advisors LP (since January 2014); and formerly, Head of Institutional, North America (March 2012 – December 2013) and Head of Portfolio Management (January 2006 – March 2012) for Dimensional Fund Advisors LP.

Matt B. Cobb Age: 43	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (September 2011 – March 2013); Vice President at MullinTBG (2005-2011).
Rose C. Cooke Age: 43	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2010 – March 2014); Vice President, Sales and Business Development at AdvisorsIG (PPMG) (2009-2010); and Vice President at Credit Suisse (2007-2009).

Ryan Cooper Age: 35	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2003 – March 2014).
Jeffrey D. Cornell Age: 38	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell Age: 65	Vice President	Since 2007	Vice President of all the DFA Entities.
George H. Crane Age: 59	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Vice President and Managing Director at State Street Bank & Trust Company (2007-2008).
Christopher S. Crossan Age: 49	Vice President and Global Chief Compliance Officer	Since 2004
Vice President and Chief Compliance Officer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd. Chief Compliance Officer of Dimensional Fund Advisors Canada. Formerly, Vice President and Chief Compliance Officer for Dimensional SmartNest (US) LLC (October 2010 – 2014).

James L. Davis Age: 58	Vice President	Since 1999	Vice President of all the DFA Entities.
Robert T. Deere Age: 57	Vice President	Since 1994	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.
Johnathan K. DeKinder Age: 36	Vice President	Since 2014
Vice President of all the DFA Entities. Formerly, Regional Director (January 2012 – January 2014) and Senior Associate (August 2010 – December 2011) for Dimensional Fund Advisors LP; and MBA and MPA at the University of Texas at Austin (August 2007 – May 2010).

Peter F. Dillard Age: 43	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Research Associate (August 2008 – March 2010) and Research Assistant (April 2006 – August 2008) for Dimensional Fund Advisors LP.
Robert W. Dintzner Age: 44	Vice President	Since 2001	Vice President of all the DFA Entities.
Karen M. Dolan Age: 35	Vice President	Since 2014
Vice President of all the DFA Entities. Head of Marketing for Dimensional Fund Advisors LP (since February 2013). Formerly, Senior Manager of Research and Marketing for Dimensional Fund Advisors LP (June 2012 – January 2013); and Director of Mutual Fund Analysis at Morningstar (January 2008 – May 2012).

C-2(2)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Richard A. Eustice Age: 49	Vice President and Assistant Secretary	Since 1998
Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer for Dimensional Fund Advisors Pte. Ltd. (since April 2013); and formerly, Chief Operating Officer for Dimensional Fund Advisors Ltd. (July 2008 – March 2013).

Gretchen A. Flicker Age: 43	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall Age: 40	Vice President	Since 2008
Vice President of all the DFA Entities. Co-Head of Portfolio Management (since March 2012) and Senior Portfolio Manager (since January 2012) for Dimensional Fund Advisors LP. Formerly, Portfolio Manager for Dimensional Fund Advisors LP (September 2004 – January 2012).

Edward A. Foley Age: 38	Vice President	Since 2014
Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2011 – January 2014); Senior Vice President of First Trust Advisors L.P. (2007 – July 2011).

Jeremy P. Freeman Age: 44	Vice President	Since 2009	Vice President of all the DFA Entities.
Mark R. Gochnour Age: 47	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum Age: 46	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).
Henry F. Gray Age: 47	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray Age: 40	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther Age: 40	Vice President	Since 2011	Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader (2009-2012).
Robert W. Hawkins Age: 41	Vice President	Since 2014
Vice President of all the DFA Entities. Formerly, Counsel for Dimensional Fund Advisors LP (January 2011 – January 2014); and Vice President and Senior Counsel for State Street Global Advisors (November 2008 – January 2011).

Joel H. Hefner Age: 47	Vice President	Since 2007	Vice President of all the DFA Entities.
Julie C. Henderson Age: 40	Vice President and Fund Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities, Dimensional Cayman Commodity Fund I Ltd. and Dimensional Japan Ltd.
Kevin B. Hight Age: 47	Vice President	Since 2005	Vice President of all the DFA Entities.
Christine W. Ho Age: 47	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath Age: 54	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
Jeff J. Jeon Age: 41	Vice President	Since 2004	Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd.
Garret D. Jones Age: 43	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Manager of Sales and Marketing Systems (January 2011 – January 2014) and Project Manager (2007-2010) for Dimensional Fund Advisors LP.
Stephen W. Jones Age: 46	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012).

C-2(3)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
David M. Kavanaugh Age: 36	Vice President	Since 2014
Vice President of all the DFA Entities. Head of Operations for Financial Advisor Services for Dimensional Fund Advisors LP (since July 2014); formerly, Counsel of Dimensional Fund Advisors LP (August 2011 – January 2014); and Associate at Andrews Kurth LLP (2006-2011).

Patrick M. Keating Age: 60	Vice President	Since 2003
Vice President of all the DFA Entities, Dimensional Cayman Commodity Fund I Ltd., Dimensional Japan Ltd. and Dimensional Advisors Ltd.; Chief Operating Officer of Dimensional Holdings Inc., DFA Securities LLC, Dimensional Fund Advisors LP, Dimensional Cayman Commodity Fund I Ltd., Dimensional Japan Ltd., Dimensional Advisors Ltd.; and Dimensional Fund Advisors Pte. Ltd.; Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC; Director of DFA Australia Limited, Dimensional Fund Advisors Ltd.; and Dimensional Japan Ltd. and Dimensional Advisors Ltd. Director and Vice President of Dimensional Hong Kong Limited and Dimensional Fund Advisors Pte. Ltd.

Andrew K. Keiper Age: 37	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (October 2004 – January 2013).
Glenn E. Kemp Age: 66	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2012).
David M. Kershner Age: 43	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Kimberly L. Kiser Age: 42	Vice President	Since 2014
Vice President of all the DFA Entities. Formerly, Creative Director for Dimensional Fund Advisors LP (September 2012 – January 2014); Vice President and Global Creative Director at Morgan Stanley (2007-2012); and Visiting Assistant Professor, Graduate Communications Design at Pratt Institute (2004-2012).

Timothy R. Kohn Age: 43	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010).
Joseph F. Kolerich Age: 43	Vice President	Since 2004	Vice President of all the DFA Entities. Senior Portfolio Manager of Dimensional Fund Advisors LP (since January 2012). Formerly, Portfolio Manager for Dimensional (April 2001 – January 2012).
Mark D. Krasniewski Age: 33	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data (January 2012 – December 2012) and Systems Developer (June 2007 – December 2011) for Dimensional Fund Advisors LP.

Kahne L. Krause Age: 48	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director (May 2010 – January 2014) for Dimensional Fund Advisors LP.
Stephen W. Kurad Age: 46	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2007-2010).
Michael F. Lane Age: 47	Vice President	Since 2004	Vice President of all the DFA Entities. Formerly, Chief Executive Officer for Dimensional SmartNest (US) LLC (July 2012 – November 2014).
Francis R. Lao Age: 45	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso Age: 36	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader (January 2010 – December 2012) and Trader (2000-2009) for Dimensional Fund Advisors LP.
Juliet H. Lee Age: 44	Vice President	Since 2005	Vice President of all the DFA Entities.
Marlena I. Lee Age: 34	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-2010).
John B. Lessley Age: 54	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 – January 2013).
Apollo D. Lupescu Age: 45	Vice President	Since 2009	Vice President of all the DFA Entities.

C-2(4)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Peter Magnusson Age: 45	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2011 – January 2014); Vice President at Columbia Management (2004-2010).
Kenneth M. Manell Age: 42	Vice President	Since 2010	Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd. Formerly, Counsel for Dimensional Fund Advisors LP (September 2006 – January 2010).
Aaron M. Marcus Age: 44	Vice President	Since 2008	Vice President of all DFA Entities and Head of Global Human Resources for Dimensional Fund Advisors LP.
David R. Martin Age: 58	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities; Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Advisors Pte. Ltd., Dimensional Hong Kong Limited, Dimensional Fund Advisors Canada ULC, and Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc and Dimensional Funds II plc; Statutory Auditor of Dimensional Japan Ltd.; and formerly, Chief Financial Officer, Treasurer and Vice President of Dimensional SmartNest (US) LLC (October 2010 – November 2014).

Bryan R. McClune Age: 39	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional Fund Advisors LP (January 2009 – January 2014).
Philip P. McInnis Age: 30	Vice President	Since 2014
Vice President of all the DFA Entities. Formerly, Regional Director (January 2009 – January 2014) and Senior Associate (2011) for Dimensional Fund Advisors LP; Investment Consultant (March 2010 – December 2010) and Investment Analyst (December 2007 – March 2010) at Towers Watson.

Jonathan G. Nelson Age: 43	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Manager, Investment Systems (2011 – January 2013) and Project Manager (2007-2010) for Dimensional Fund Advisors LP.
Catherine L. Newell Age: 50	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities; Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively); Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003), Dimensional Cayman Commodity Fund I Ltd., Dimensional Japan Ltd (since February 2012), Dimensional Advisors Ltd (since March 2012), Dimensional Fund Advisors Pte. Ltd. (since June 2012); Director of Dimensional Funds plc and Dimensional Funds II plc (since 2002 and 2006, respectively); Director of Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Pte. Ltd. and Dimensional Hong Kong Limited (since August 2012 and July 2012); and formerly, Vice President and Secretary of Dimensional SmartNest (US) LLC (October 2010 – November 2014).

Pamela B. Noble Age: 50	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Portfolio Manager for Dimensional Fund Advisors LP (2008-2010).
Selwyn Notelovitz Age: 53	Vice President	Since 2013
Vice President of all the DFA Entities. Deputy Chief Compliance Officer of Dimensional Fund Advisors LP (since December 2012). Formerly, Chief Compliance Officer of Wellington Management Company, LLP (2004-2011).

Carolyn L. O Age: 40	Vice President	Since 2010	Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd.; Deputy General Counsel, Funds (since 2011). Formerly, Counsel for Dimensional Fund Advisors LP (2007-2010).
Gerard K. O’Reilly Age: 38	Vice President and Co-Chief Investment Officer	Vice President Since 2007 Co-Chief Investment Officer Since 2014	Vice President and Co-Chief Investment Officer of all the DFA Entities and Dimensional Fund Advisors Canada ULC; and Director of Dimensional Funds plc and Dimensional Fund II plc.
Daniel C. Ong Age: 41	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki Age: 36	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Senior Compliance Officer (January 2008 – January 2010) and Compliance Officer (February 2006 – December 2007) for Dimensional Fund Advisors LP.

C-2(5)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Matthew A. Pawlak Age: 37	Vice President	Since 2013
Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2012 – January 2013); Senior Consultant (June 2011 – December 2011) and Senior Investment Analyst and Consultant (July 2008 – June 2011) at Hewitt EnnisKnupp.

David A. Plecha Age: 53	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd. and Dimensional Fund Advisors Canada ULC.
Allen Pu Age: 44	Vice President	Since 2011	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2006).
Theodore W. Randall Age: 41	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (2006 to 2008).
David J. Rapozo Age: 47	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2011 – January 2014); Vice President at BlackRock (2009-2010).
Mark A. Regier Age: 45	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Planning and Analysis Manager for Dimensional Fund Advisors LP (July 2007 – January 2014).
Eduardo A. Repetto Age: 48	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2002
Co-Chief Executive Officer (beginning January 2010), Co-Chief Investment Officer (since June 2014), Director/Trustee, and formerly, Chief Investment Officer (March 2007 – June 2014) of the DFA Entities; Director, Co-Chief Executive Officer and Chief Investment Officer (since 2010) of Dimensional Cayman Commodity Fund I Ltd.; Director, Co-Chief Executive Officer, President and Co-Chief Investment Officer of Dimensional Fund Advisors Canada ULC and formerly, Chief Investment Officer (until April 2014); Co-Chief Investment Officer, Vice President, and Director of DFA Australia Limited and formerly, Chief Investment Officer (until April 2014); Director of Dimensional Fund Advisors Ltd., Dimensional Funds plc, Dimensional Funds II plc and Dimensional Advisors Ltd.; formerly, Vice President of the DFA Entities and Dimensional Fund Advisors Canada ULC; and Director and Chief Investment Officer (since December 2012) of Dimensional Japan Ltd.

Savina B. Rizova Age: 33	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Research Associate (June 2011 – January 2012) for Dimensional Fund Advisors LP.
L. Jacobo Rodríguez Age: 43	Vice President	Since 2005	Vice President of all the DFA Entities.
Oliver J. Rowe Age: 54	Vice President	Since 2014
Vice President of all the DFA Entities. Formerly, Senior Manager, Human Resources for Dimensional Fund Advisors LP (January 2012 – January 2014); and Director of Human Resources at Spansion, Inc. (March 2009 – December 2011).

Julie A. Saft Age: 55	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Client Systems Manager for Dimensional Fund Advisors LP (July 2008 – January 2010); and Senior Manager at Vanguard (November 1997 – July 2008).
Walid A. Shinnawi Age: 53	Vice President	Since 2010	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (March 2006 – January 2010).
Bruce A. Simmons Age: 50	Vice President	Since 2009	Vice President of all the DFA Entities. Formerly, Investment Operations Manager for Dimensional Fund Advisors LP (May 2007 – January 2009).
Ted R. Simpson Age: 46	Vice President	Since 2007	Vice President of all the DFA Entities.
Bhanu P. Singh Age: 33	Vice President	Since 2014
Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since January 2012). Formerly, Vice President for DFA Australia Limited (January 2013 – January 2014); and Investment Associate for Dimensional Fund Advisors LP (August 2010 – December 2011).

Bryce D. Skaff Age: 39	Vice President	Since 2007	Vice President of all the DFA Entities.
Lukas J. Smart Age: 37	Vice President	Since 2014	Vice President of all the DFA Entities. Portfolio Manager of Dimensional Fund Advisors LP (since January 2010).

C-2(6)

Name and Age	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Andrew D. Smith Age: 46	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Project Manager for Dimensional Fund Advisors LP (2007-2010).
Grady M. Smith Age: 58	Vice President	Since 2004	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada ULC.
Carl G. Snyder Age: 51	Vice President	Since 2000	Vice President of all the DFA Entities.
Lawrence R. Spieth Age: 67	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman Age: 41	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Richard H. Tatlow Age: 43	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2010 – January 2013).
Blake T. Tatsuta Age: 42	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Manager, Investment Analytics and Data (2012 – January 2013) and Research Assistant (2002-2011) for Dimensional Fund Advisors LP.
Erik T. Totten Age: 35	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director (2010 – January 2013) and Senior Associate (2007-2009) for Dimensional Fund Advisors LP.
John H. Totten Age: 36	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 – January 2012).
Robert C. Trotter Age: 56	Vice President	Since 2009	Vice President of all the DFA Entities.
Karen E. Umland Age: 48	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Benjamin C. Walker Age: 35	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (September 2008 – January 2014).
Brian J. Walsh Age: 44	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington Age: 63	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley Age: 38	Vice President	Since 2007	Vice President of all the DFA Entities.
Paul E. Wise Age: 59	Vice President	Since 2005	Vice President of all the DFA Entities.
Joseph L. Young Age: 36	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2005-2010).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Directors/Trustees and until his or her successor is elected and qualified.

C-2(7)

Exhibit C-3

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.
Dimensional Emerging Markets Value Fund
Dimensional Investment Group Inc.
The DFA Investment Trust Company
 (together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.    The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.    The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.    The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.    The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.    Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.    The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

C-3(1)

2.       Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.       The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4.       The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.       A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.       The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.       Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.       The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.       The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value in any fiscal year.

5.       The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.       The Committee may amend these procedures from time to time.

2.       These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.       The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

C-3(2)

2.       In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.       A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

* * * * * *

Adopted January 15, 2004, and as amended September 13, 2005, September 17, 2009, December 16, 2010, and September 9, 2013.

C-3(3)

Exhibit D-1

Proposed Form of Sub-Advisory Agreement with DFA Australia

SUB-ADVISORY AGREEMENT

AGREEMENT dated this [____] day of [_______], 2015 among DFA INVESTMENT DIMENSIONS GROUP INC./DIMENSIONAL INVESTMENT GROUP INC., a Maryland corporation (the “Fund”), DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership (“DFA”), and DFA AUSTRALIA LIMITED, a corporation organized under the laws of New South Wales (“DFA Australia”).

WHEREAS, DFA is the investment advisor to all the portfolios of the Fund, including the [__________] (the “Portfolio”); and

WHEREAS, the Portfolio invests in securities of issuers associated with international markets designated by the Investment Committee of DFA, as categorized, defined, and limited in accordance with the Fund’s prospectus; and

WHEREAS, DFA Australia personnel have expertise in certain business areas pertinent to the business operations of the Portfolio and the selection of brokers or dealers and the execution of trades with respect to international securities; and

WHEREAS, DFA wishes to retain DFA Australia as sub-advisor with respect to the Portfolio, and DFA Australia wishes to act as sub-advisor, upon the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the parties hereto agree as follows:

1.     Services to Be Performed. DFA hereby employs, subject to approval by the Board of Directors of the Fund and supervision by DFA, DFA Australia to furnish, at DFA Australia’s expense, the services described below with respect to the Portfolio:

a.	DFA Australia shall have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for the Portfolio. Such authority and responsibility shall include, without limitation, (i) providing investment and ancillary services for DFA and determining the best and most efficient means of purchasing and selling such portfolio securities in order to receive best price and execution, and (ii) allocating trades among brokers and dealers, including any affiliate of the Fund or of any investment advisor or affiliate thereof, subject to Section 17 of the Investment Company Act of 1940, as amended (the “1940 Act”). In carrying out its obligations hereunder, DFA Australia will act with a view to the Portfolio’s objectives, as set forth in the Fund’s registration statement, and otherwise communicated to DFA Australia by DFA, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation as possible. DFA Australia shall not receive any commission or rebate from any broker or dealer to whom it allocates trades nor shall it receive any commission from DFA based upon the allocation of trades. DFA will advise DFA Australia of changes in the Fund’s Amended and Restated Articles of Incorporation, Amended and Restated By-Laws, and registration statement, and any objectives not appearing therein, as they may be relevant to DFA Australia’s performance under this Agreement. DFA will furnish to DFA Australia reports on cash available for investment and needed for redemption payments. DFA shall be responsible to the Board of Directors of the Fund for the preparation of schedules of securities eligible for purchase and sale by the Portfolio (“execution schedules”), and shall prepare such schedules on at least a semi-annual basis, it being understood that DFA may consult with DFA Australia in connection therewith, and may delegate to DFA Australia the preparation of such schedules. On at least a semi-annual basis, DFA will review the Portfolio’s holdings, make, itself or in consultation with DFA Australia, any necessary adjustments to the execution schedules, and review the securities trading process and executions. DFA Australia is authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by DFA, from time to time, or in specific cases. DFA Australia shall report the results of all trading activities and all such other information relating to portfolio transactions for the Portfolio as DFA may reasonably request, on a daily basis to DFA and any other entity designated by DFA, including, without limitation, the custodian of the Fund. DFA Australia shall review and coordinate its agency trading and execution strategies, practices, and results with DFA as frequently as reasonably requested.

b.	DFA Australia shall maintain, and periodically review with DFA and the Fund, policies and procedures necessary to ensure the effectiveness of on-line communications systems between DFA Australia, DFA, and the Fund.

c.	DFA Australia shall periodically provide DFA with data concerning the Asia Pacific markets, and it shall maintain and provide to DFA current financial information with respect to specific Asia Pacific securities on the execution schedules. DFA Australia shall also furnish DFA with advice and information regarding securities of Asia Pacific companies and shall provide DFA with such recommendations in connection with the investment therein by the Portfolio as DFA Australia shall deem necessary and advisable in light of the investment objective and policies of the Portfolio.

D-1(1)

2.    Compensation. For the services provided by DFA Australia hereunder, DFA shall pay DFA Australia a fee equal to $13,000 (U.S.) per year, to be paid on a quarterly basis. In the event that this Agreement is terminated at other than quarter-end, the fee for such quarter shall be prorated.

3.    Liability of DFA Australia. DFA Australia shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of DFA Australia in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

4.    Term. This Agreement shall become effective as of [_______], 2015, and shall remain in effect until [___________], 2017, unless sooner terminated as hereinafter provided and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved, at least annually, by: (a) the vote of a majority of the Fund’s Directors, or (b) the vote of a majority of the outstanding voting securities of the Portfolio, and (c) the vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party (except as Directors of the Fund) cast in person at a meeting called for the purpose of voting on such approval. The terms “interested persons” and “vote of a majority of the outstanding voting securities” shall have the meanings respectively set forth in Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

This Agreement may be terminated by DFA or by DFA Australia at any time, without penalty, on ninety (90) days’ written notice to the other party hereto, and may also be terminated at any time without penalty by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Portfolio on sixty (60) days’ written notice to DFA Australia by the Fund.

This Agreement shall automatically terminate in the event of its assignment. The term “assignment” for this purpose shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

This Agreement shall automatically terminate with respect to the Portfolio in the event that the Investment Advisory Agreement for the Portfolio between DFA and the Fund is terminated, assigned, or not renewed.

5.    DFA Australia will promptly notify DFA and the Fund of any change in the composition of its Board of Directors.

6.    Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices.

[signature page follows]

D-1(2)

IN WITNESS WHEREOF, DFA, DFA Australia, and the Fund have caused this Agreement to be executed as of the day and year above written.

DIMENSIONAL FUND ADVISORS LP

By:	DIMENSIONAL HOLDINGS INC.,
General Partner

By:
Name
Title

DFA AUSTRALIA LIMITED

By:
Name
Title

DFA INVESTMENT DIMENSIONS GROUP INC./DIMENSIONAL INVESTMENT GROUP INC.

By:
Name
Title

D-1(3)

Exhibit D-2

Proposed Form of Sub-Advisory Agreement with DFAL

SUB-ADVISORY AGREEMENT

AGREEMENT dated this [___] day of [_________], 2015 among DFA INVESTMENT DIMENSIONS GROUP INC./DIMENSIONAL INVESTMENT GROUP INC., a Maryland corporation (the “Fund”), DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership (“DFA”), and DIMENSIONAL FUND ADVISORS LTD., a company organized under the laws of England (“DFAL”).

WHEREAS, DFA is the investment advisor to all the portfolios of the Fund, including the [____________] (the “Portfolio”); and

WHEREAS, the Portfolio invests in United Kingdom and European securities as categorized, defined and limited in accordance with the Fund’s prospectus; and

WHEREAS, DFAL personnel have expertise in certain business areas pertinent to the business operations of the Portfolio and the selection of brokers or dealers and the execution of trades with respect to United Kingdom and European securities; and

WHEREAS, DFA wishes to retain DFAL as sub-advisor with respect to the Portfolio, and DFAL wishes to act as sub-advisor, upon the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions contained herein, the parties hereto agree as follows:

1.      Services To Be Performed. DFA hereby employs, subject to approval by the Board of Directors of the Fund and supervision by DFA, DFAL to furnish, at DFAL’s expense, the services described below with respect to the Portfolio:

a.	DFAL shall have the authority and responsibility to select brokers or dealers to execute purchases and sales of eligible securities for the Portfolio. Such authority and responsibility shall include, without limitation, the maintenance of a trading desk; the determination of the best and most efficient means of purchasing and selling such portfolio securities in order to achieve best price and execution; and the allocation of trades among brokers and dealers, including any affiliate of the Fund or of any investment advisor or affiliate thereof, subject to Section 17 of the Investment Company Act of 1940, as amended (the “1940 Act”). In carrying out its obligations hereunder, DFAL will act with a view to the Portfolio’s objectives as set forth in the Fund’s prospectus and otherwise communicated to DFAL by DFA, including the objectives of receiving best price and execution for portfolio transactions and of causing as little price fluctuation in the market prices of securities being purchased or sold as reasonably possible under prevailing market circumstances as well as in light of the size of the transaction being executed. DFA will advise DFAL of changes in the Fund’s Amended and Restated Articles of Incorporation, Amended and Restated Bylaws, and prospectus and any objectives not appearing therein as they may be relevant to DFAL’s performance under this Agreement. DFA will furnish to DFAL reports on cash available for investment and needed for redemption payments. DFA shall be responsible to the Fund for the preparation of schedules of securities eligible for purchase and sale by the Portfolio (“execution schedules”), and shall prepare such schedules on at least a semi-annual basis, it being understood that DFA may consult with DFAL in connection therewith, and may delegate to DFAL the preparation of such schedules. On at least a semi-annual basis DFA will review the Portfolio’s holdings, make, itself or in consultation with DFAL, any necessary adjustments to the execution schedules and review the securities trading process and executions. DFAL is authorized to have orders executed for more or fewer shares than set forth on the execution schedules when market conditions and other factors permit or require, provided that such variances from the execution schedules are within the parameters agreed to by DFA from time to time or in specific cases. DFAL shall report the results of all trading activities and all such other information relating to portfolio transactions for the Portfolio as DFA may reasonably request, on a daily basis to DFA and any other entity designated by DFA, including without limitation the custodian of the Fund. DFAL shall review and coordinate its agency trading and execution strategies, practices and results with DFA as frequently as reasonably requested.

b.	DFAL shall maintain, and periodically review with DFA and the Fund, policies and procedures necessary to ensure the effectiveness of on-line communications systems between DFAL, DFA and the Fund.

c.	DFAL shall periodically provide DFA with data concerning the United Kingdom and European markets; and it shall maintain and provide to DFA current financial information with respect to specific issuers in United Kingdom and European markets. DFAL shall also furnish DFA with advice and information regarding securities of United Kingdom and European market companies and shall provide DFA with such recommendations in connection with the investment therein by the Portfolio as DFAL shall deem necessary and advisable in light of the investment objective and policies of the Portfolio.

D-2(1)

2.    Compensation. For the services provided by DFAL hereunder DFA shall pay DFAL a fee equal to $13,000 (U.S.) per year, to be paid on a quarterly basis. In the event that this Agreement is terminated at other than quarter-end, the fee for such quarter shall be prorated.

3.    Liability of DFAL. Except as provided by the next sentence, DFAL shall not be liable for any error of judgment or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of DFAL in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The foregoing sentence does not apply to any liability which DFAL may have arising out of the execution by it or any of its employees, officers or agents of portfolio transactions for the Fund.

4.    Term. This Agreement shall become effective as of [ _________], 2015, and shall remain in effect until [ _________ ], 2017, unless sooner terminated as hereinafter provided and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved, at least annually, by (a) the vote of a majority of the Fund’s Directors, or (b) the vote of a majority of the outstanding voting securities of the Portfolio and (c) the vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party (except as Directors of the Fund) cast in person at a meeting called for the purpose of voting on such approval. The terms “interested persons” and “vote of a majority of the outstanding voting securities” shall have the meanings respectively set forth in Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

This Agreement may be terminated by DFA or by DFAL at any time without penalty on ninety (90) days’ written notice to the other party hereto, and may also be terminated at any time without penalty by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Portfolio on sixty (60) days’ written notice to DFAL by the Fund.

This Agreement shall automatically terminate in the event of its assignment. The term “assignment” for this purpose shall have the meaning set forth in Section 2(a)(4) of the 1940 Act.

This Agreement shall automatically terminate with respect to the Portfolio in the event that the Investment Advisory Agreement for the Portfolio between DFA and the Fund is terminated, assigned or not renewed.

5.    Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices.

6.    Governing Law and Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any U.S. federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and any rules and regulations promulgated thereunder. The parties agree and consent to the jurisdiction of the State and federal courts of Maryland.

7.    Schedules. Schedules to this Agreement form a part of it.

[signature page follows]

D-2(2)

IN WITNESS WHEREOF, DFA, DFAL and the Fund have caused this Agreement to be executed as of the day and year above written.

DIMENSIONAL FUND ADVISORS LP

By:	DIMENSIONAL HOLDINGS INC.,
General Partner

By:
Name:
Title:

DIMENSIONAL FUND ADVISORS LTD.

By:
Name:
Title:

DFA INVESTMENT DIMENSIONS GROUP INC./DIMENSIONAL INVESTMENT GROUP INC.

By:
Name:
Title:

D-2(3)

Schedule to Sub-Advisory Agreement
 FCA Disclosures

Regulations and Client Categorisation

Dimensional Fund Advisors Ltd. (“DFAL”) is authorised and regulated by the Financial Conduct Authority (“FCA”) in the United Kingdom.

Nothing in the Agreement shall exclude any liability of DFAL to Dimensional Fund Advisors LP (“DFA”) arising under the Financial Services and Markets Act 2000, any regulations made under it, or the FCA Rules, or arising under the U.S. federal securities laws and regulations.

DFAL has classified DFA as a Professional Client, in accordance with the FCA Rules. DFA is entitled to request classification as a Retail Client; however, DFAL does not offer a retail service and, consequently, is unable to undertake business for Retail Clients and so will not be able to accept any such request to be re-classified as a Retail Client.

Nature of Investments and Risk Disclosures – For informational purposes only DFAL has provided DFA with a copy of its Form ADV Part 2a which provides a general description of the nature and risks of investments which may be held by the Portfolio, and which are also disclosed in the Portfolio’s registration statement.

Execution Policy – DFAL has provided DFA with a copy of its Form ADV Part 2a which details DFAL’s policy relating to the execution of orders and decisions to deal on behalf of clients, as required by the FCA Rules, and which with respect to the Portfolio will remain consistent with the requirements of the Investment Company Act of 1940, as amended (the “Execution Policy”). DFA hereby confirms that it has read and understood the Execution Policy and agrees to DFAL’s Execution Policy. In particular, DFA expressly agrees that DFAL may trade outside of a Regulated Market or Multilateral Trading Facility, each as defined by and in accordance with the FCA Rules. In effecting transactions for the Portfolio, DFAL will at all times comply with DFAL’s Execution Policy and in particular will act in the best interests of DFA and comply with any applicable obligations regarding best execution under the FCA Rules. Specific instructions from DFA in relation to the execution of orders may prevent DFAL from following its Execution Policy in relation to such orders in respect of the elements of execution covered by the instructions.

Disclosure of DFAL’s Dealing Arrangements – DFAL’s policy regarding its dealing arrangements, including the details of the goods and services that relate to the execution of trades and those which relate to the provision of research are, where relevant, included in its Form ADV Part 2a (“Dealing Arrangements”), and with respect to the Portfolio, will be consistent with the Investment Company Act of 1940, as amended. DFAL shall provide DFA with adequate information regarding its Dealing Arrangements on an annual basis, in accordance with the FCA Rules.

Complaints – All formal complaints should be made in writing to the compliance officers of DFAL and DFA promptly and preferably at the same time. Subsequently, DFA may have a right to complain directly to the Financial Ombudsman Service. A copy of DFAL’s complaints handling procedure is available on request and will otherwise be provided in accordance with the FCA Rules. Nothing contained herein shall limit any right or obligation to report wrongdoing by DFAL to U.S. authorities as provided for under U.S. law.

Compensation – DFAL is covered by the Financial Services Compensation Scheme. DFA may be entitled to compensation from the scheme if DFAL cannot meet its obligations. This depends on the type of business and the circumstances of the claim. The maximum level of compensation for claims against firms declared in default is 100% of the first £50,000 per person per firm. Further information about the compensation arrangements is available from the Financial Services Compensation Scheme.

Client Limit Orders – DFA instructs DFAL not to make public Client Limit Orders in respect of shares admitted to trading on a regulated market which are not immediately executed under prevailing market conditions. A Client Limit Order is a specific instruction from DFA to DFAL to buy or sell a financial instrument at a specified price limit or better and for a specific size.

Conflicts of Interest and Disclosures – DFAL and any affiliate may effect transactions in which DFAL or affiliate or another client of DFAL or an affiliate has, directly or indirectly, a material interest or a relationship of any description with another party which involves or may involve a potential conflict with DFAL’s duty to DFA. DFAL will ensure that such transactions are effected on terms which are not materially less favourable to DFA than if the conflict or potential conflict had not existed and, with respect to the Portfolio, are consistent with the U.S. federal securities laws.

Neither DFAL nor any affiliate shall be liable to account to DFA, unless otherwise required by the U.S. federal securities laws, for any profit, commission or remuneration made or received from or by reason of such transactions or any connected transactions nor will DFAL’s fees, unless otherwise provided, be abated.

D-2(4)

DFAL’s Conflicts of Interest Policy, a copy of which has been provided to DFA, sets out the types of actual or potential conflicts of interest which affect DFAL’s business, and provides details of how these are managed.

DFAL will normally act as the agent of DFA, who will therefore be bound by its actions under the Agreement. Nevertheless, none of the services provided hereunder nor any other matter shall give rise to any fiduciary or equitable duties which would prevent or hinder DFAL or any Associate, in effecting transactions with or for DFA.

D-2(5)

Exhibit D-3

Information Regarding Advisory Agreements of the Identified Fixed Income Funds

Name of Fund	Date of Investment Advisory Agreement	Date Investment Advisory Agreement was last submitted to shareholders	The purpose of submission to shareholders	Rate of compensation under Advisory Agreement	Aggregate amount of fees paid to the Advisor during the last fiscal year
DFA One-Year Fixed Income Portfolio[1,2]	01/06/1993	02/08/1993	Approval by initial sole shareholder	0.05%	$4,379,000
DFA Two-Year Global Fixed Income Portfolio[1,2]	02/08/1996	02/09/1996	Approval by initial sole shareholder	0.05%	$2,951,000
DFA Five-Year Global Fixed Income Portfolio	09/24/1990	09/29/1990	Approval by initial sole shareholder	0.25%	$21,850,000
LWAS/DFA Two-Year Fixed Income Portfolio	11/30/1997 amended 7/27/2000, 3/19/2002, and 10/28/2004	05/16/1996	Approval by initial sole shareholder	0.15%	$147,000

[1]	The Fund, which initially operated in a master-feeder structure, was “collapsed” or merged in a transaction in which a master fund (which was a series of DFAITC) combined with the Fund. The Fund was the master fund’s sole feeder portfolio at the time of the collapse. The Board approved the collapse in reliance on an SEC no-action letter, which allowed the Fund to enter into an Investment Advisory Agreement with the Advisor, without obtaining shareholder approval, based on the master fund’s Investment Advisory Agreement that was in place at the time of the collapse. Accordingly, the date of Investment Advisory Agreement and date it was last submitted to shareholders reflects the date of the previous master fund’s Investment Advisory Agreement and the date it was last submitted to shareholders.

[2]	Effective February 28, 2014, the Investment Advisory Agreement and Administration Agreement for each of these Funds were combined into an Investment Management Agreement that provides for an investment management fee payable to the Advisor for both investment advisory services and administrative services. The agreements were combined pursuant to SEC interpretive guidance, which allows an investment company’s board of directors/trustees to combine the terms of the investment company’s separate investment advisory and administration agreements into a single management agreement, subject to certain conditions, without obtaining shareholder approval. Accordingly, effective February 28, 2014, each Fund is subject to a monthly combined investment management fee based on average net assets equal to one-twelfth of the percentages listed below:

Fund	Combined Investment Management Fee
DFA One-Year Fixed Income Portfolio	0.15%
DFA Two-Year Global Fixed Income Portfolio	0.15%

D-3(1)

Exhibit D-4

List of Executive Officers and Directors of DFA Australia

The name and principal occupation of DFA Australia’s principal executive officers and/or directors are set forth below. The business address of each such officer and/or director, as it relates to the person’s position with DFA Australia, is Level 43 Gateway, Macquarie Place, Sydney, New South Wales 2000, Australia.

Name	Principal Occupation
Nigel A. Stewart	Director
J. Glenn Crane	Director, Chairman and Chief Executive Officer
David G. Booth	Director
Catherine L. Newell	Director, Vice President and Secretary
Graham J. Lennon	Director, Vice President and Head of International Portfolio Management
Christopher S. Crossan	Global Chief Compliance Officer
David R. Martin	Director, Vice President, Chief Financial Officer and Treasurer
Eduardo A. Repetto	Director, Vice President and Co-Chief Investment Officer
Patrick M. Keating	Director
Rodney D. Mair	Head of Compliance and Vice President
Andrew M. Kuo	Secretary and Vice President
Gerard K. O’Reilly	Vice President and Co-Chief Investment Officer
Valerie A. Brown	Vice President and Assistant Secretary
Stephen A. Clark	Vice President
Robert T. Deere	Vice President
Richard A. Eustice	Vice President and Assistant Secretary
Marcus Axthelm	Vice President
David A. Plecha	Vice President
Karen E. Umland	Vice President
Murray J. Cockerell	Vice President
Steve Garth	Vice President
Carolyn G. Holmes-Hannaford	Vice President
Henry F. Gray	Vice President
Kevin Kandasamy	Vice President
Nathan Krieger	Vice President
Jason Lapping	Vice President
Elizabeth Mullins	Vice President
Robert Ness	Vice President

D-4(1)

Name	Principal Occupation
Jim C. Parker	Vice President
Paul W. Raaff	Vice President
John Surridge	Vice President
Joel Teasdel	Vice President
Sam Willis	Vice President
Mark Yetman	Vice President

D-4(2)

Exhibit D-5

List of Funds Sub-Advised by DFA Australia that Have Similar Investment Mandates as the Identified Fixed
Income Funds, the Investment Advisory Fees Charged for Such Services and the Asset Size of the Funds

Name of Fund	Other Sub-Advised Funds by DFA Australia with similar mandates/Fees charged by DFA Australia[1]	Size of Other Sub-Advised Fund as of October 31, 2014
DFA One-Year Fixed Income Portfolio	DFA Short-Duration Real Return Portfolio—$13,000 (US) per year	$632,077,000
DFA Two-Year Global Fixed Income Portfolio	DFA Selectively Hedged Global Fixed Income Portfolio—$13,000 (US) per year	$1,099,647,000
	DFA World ex U.S. Government Fixed Income Portfolio—$13,000 (US) per year	$355,241,000
	DFA Short-Term Extended Quality Portfolio—$13,000 (US) per year	$3,822,894,000
	DFA Intermediate-Term Extended Quality Portfolio—$13,000 (US) per year	$2,133,894,000
	DFA Investment Grade Portfolio—$13,000 (US) per year	$2,433,057,000

[1]	DFA Australia has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract with the Other Sub-Advised Funds with similar mandates listed in this Exhibit.

D-5(1)

Exhibit D-6

List of Executive Officers and Directors of DFA London

The name and principal occupation of DFA London’s principal executive officers and/or directors are set forth below. The business address of each such officer and/or director, as it relates to the person’s position with DFA London, is 20 Triton Street, Regent’s Place, London, NW13BF, United Kingdom.

Name	Principal Occupation
Arthur H. Barlow	Chairman, Director, Managing Director and Vice President
David G. Booth	Director
Catherine L. Newell	Director, Vice President and Secretary
Christopher S. Crossan	Global Chief Compliance Officer
David R. Martin	Director, Vice President, Chief Financial Officer and Treasurer
Eduardo A. Repetto	Director
Patrick M. Keating	Director
John S. Romiza	Director and Vice President
Anthony G. Rossdale	Vice President and Head of Finance, Compliance and Risk
Valerie A. Brown	Vice President and Assistant Secretary
David A. Plecha	Vice President
Karen E. Umland	Vice President
Akbar Ali	Vice President
Michael J. Andrews	Vice President
Andries J. Diener	Vice President
Paul L. Farrell	Vice President
David R. Jones	Vice President
Christoph R. Kanzler	Vice President
Nathan R. Lacaze	Vice President
Rune Sanbeck	Vice President
Kristen Smith	Vice President

D-6(1)

Exhibit D-7

List of Funds Sub-Advised by DFA London that Have Similar Investment Mandates as the Identified Fixed Income Funds, the Investment Advisory Fees Charged for Such Services and the Asset Size of the Funds

Name of Fund	Other Sub-Advised Funds by DFAL with similar mandates/Fees charged by DFAL[1]	Size of Other Sub-Advised Fund as of October 31, 2014
DFA One-Year Fixed Income Portfolio	DFA Short-Duration Real Return Portfolio—$13,000 (US) per year	$632,077,000
DFA Two-Year Global Fixed Income Portfolio	DFA Selectively Hedged Global Fixed Income Portfolio—$13,000 (US) per year	$1,099,647,000
	DFA World ex U.S. Government Fixed Income Portfolio—$13,000 (US) per year	$355,241,000
	DFA Short-Term Extended Quality Portfolio—$13,000 (US) per year	$3,822,894,000
	DFA Intermediate-Term Extended Quality Portfolio—$13,000 (US) per year	$2,133,894,000
	DFA Investment Grade Portfolio—$13,000 (US) per year	$2,433,057,000

[1]	DFA London has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract with the Other Sub-Advised Funds with similar mandates listed in this Exhibit.

D-7(1)

Exhibit E-1

Comparison of Total Annual Operating Expenses

The Expense Tables below describe the fees and expenses you may pay if you buy and hold shares of the Funds indicated in the tables. The Expense Tables below compare (i) the total annual operating expenses of the Funds as reflected in the Funds’ audited financial statements for the fiscal year ended October 31, 2014, and (ii) pro forma estimates of the Funds’ total annual operating expenses assuming that the Updated Investment Management Agreement had been in place for the fiscal year ended October 31, 2014.

The Expense Examples are meant to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. All costs are based upon the information set forth in the Annual Fund Operating Expenses tables below.

The Expense Examples assume that you invest $10,000 in the Funds for the time periods indicated then redeem all of your shares at the end of those periods. The Expense Examples also assume that your investment has a 5% return each year and that the operating expenses remain the same. To the extent applicable, the costs for a non-Feeder Fund in the Expense Example reflect the net expenses of the Fund that result from the contractual expense waiver and/or assumption in the first year only.

Pro forma expenses should not be considered an actual representation of future expenses. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

DFA INVESTMENT DIMENSIONS GROUP INC.

	Current	Pro Forma
	Enhanced U.S. Large Company Portfolio	Enhanced U.S. Large Company Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.23%	0.23%

The Expense Example reflects the aggregate estimated annual operating expenses of the Enhanced U.S. Large Company Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Enhanced U.S. Large Company Portfolio – Institutional Class	$24	$74	$130	$293
Pro forma – Institutional Class (Updated Investment Management Agreement)	$24	$74	$130	$293

E-1(1)

	Current	Pro Forma
	U.S. Large Cap Equity Portfolio	U.S. Large Cap Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%	0.15%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.20%	0.20%
Fee Waiver and/or Expense Reimbursement	0.01%*	0.01%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.19%	0.19%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Large Cap Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Large Cap Equity – Institutional Class	$19	$63	$112	$254
Pro forma – Institutional Class (Updated Investment Management Agreement)	$19	$63	$112	$254

	Current	Pro Forma
	U.S. Small Cap Value Portfolio	U.S. Small Cap Value Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%	0.50%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.53%	0.53%

E-1(2)

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Small Cap Value Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Small Cap Value Portfolio – Institutional Class	$54	$170	$296	$665
Pro forma – Institutional Class (Updated Investment Management Agreement)	$54	$170	$296	$665

	Current		Pro Forma
	U.S. Targeted Value Portfolio		U.S. Targeted Value Portfolio (Updated Investment Management Agreement)
	Class R1	Class R2	Class R1	Class R2
Shareholder Fees (Fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%	0.35%	0.35%	0.35%
Other Expenses:
Shareholder Services Fee	0.10%^	0.25%^	0.10%^	0.25%^
Other Expenses	0.02%	0.02%	0.02%	0.02%
Total Other Expenses	0.12%	0.27%	0.12%	0.27%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	0.50%	0.65%	0.50%	0.65%

	Current	Pro Forma
	U.S. Targeted Value Portfolio	U.S. Targeted Value Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%	0.35%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.40%	0.40%

^	An amount up to 0.10% of the average net assets of the Portfolio’s Class R1 shares and an amount up to 0.25% of the average net assets of the Portfolio’s Class R2 shares may be used to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the Portfolio’s Class R1 shares and Class R2 shares (“Shareholder Services Agent”).

E-1(3)

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Targeted Value Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Targeted Value Portfolio – Institutional Class	$41	$128	$224	$505
U.S. Targeted Value Portfolio – Class R1	$51	$160	$280	$628
U.S. Targeted Value Portfolio – Class R2	$66	$208	$362	$810
Pro forma – Institutional Class (assumes shareholder approval of Updated Investment Management Agreement)	$41	$128	$224	$505
Pro forma – Class R1 (assumes shareholder approval of Updated Investment Management Agreement)	$51	$160	$280	$628
Pro forma – Class R2 (assumes shareholder approval of Updated Investment Management Agreement	$66	$208	$362	$810

	Current	Pro Forma
	U.S. Core Equity 1 Portfolio	U.S. Core Equity 1 Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.17%	0.17%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.19%	0.19%

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Core Equity 1 Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Core Equity 1 Portfolio – Institutional Class	$19	$61	$107	$243
Pro forma – Institutional Class (Updated Investment Management Agreement)	$19	$61	$107	$243

E-1(4)

	Current	Pro Forma
	U.S. Core Equity 2 Portfolio	U.S. Core Equity 2 Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.22%	0.22%

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Core Equity 2 Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Core Equity 2 Portfolio – Institutional Class	$23	$71	$124	$280
Pro forma – Institutional Class (Updated Investment Management Agreement)	$23	$71	$124	$280

	Current	Pro Forma
	U.S. Vector Equity Portfolio	U.S. Vector Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%	0.30%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.32%	0.32%

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Vector Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Vector Equity Portfolio – Institutional Class	$33	$103	$180	$406
Pro forma – Institutional Class (Updated Investment Management Agreement)	$33	$103	$180	$406

E-1(5)

	Current	Pro Forma
	U.S. Small Cap Portfolio	U.S. Small Cap Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%	0.35%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.37%	0.37%

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Small Cap Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Small Cap Portfolio – Institutional Class	$38	$119	$208	$468
Pro forma – Institutional Class (Updated Investment Management Agreement)	$38	$119	$208	$468

	Current	Pro Forma
	U.S. Micro Cap Portfolio	U.S. Micro Cap Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%	0.50%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses*	0.01%	0.01%
Total Annual Fund Operating Expenses	0.53%	0.53%

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Micro Cap Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Micro Cap Portfolio – Institutional Class	$54	$170	$296	$665
Pro forma – Institutional Class (Updated Investment Management Agreement)	$54	$170	$296	$665

E-1(6)

	Current	Pro Forma
	DFA Real Estate Securities Portfolio	DFA Real Estate Securities Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.17%	0.17%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.19%	0.19%
Fee Waiver and/or Expense Reimbursement	0.01%*	0.01%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.18%	0.18%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Real Estate Securities Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Real Estate Securities Portfolio – Institutional Class	$18	$60	$106	$242
Pro forma – Institutional Class (Updated Investment Management Agreement)	$18	$60	$106	$242

	Current	Pro Forma
	Large Cap International Portfolio	Large Cap International Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.28%	0.28%

E-1(7)

The Expense Example reflects the aggregate estimated annual operating expenses of the Large Cap International Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Large Cap International Portfolio – Institutional Class	$29	$90	$157	$356
Pro forma – Institutional Class (Updated Investment Management Agreement)	$29	$90	$157	$356

	Current	Pro Forma
	International Core Equity Portfolio	International Core Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%	0.35%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.38%	0.38%

The Expense Example reflects the aggregate estimated annual operating expenses of the International Core Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
International Core Equity Portfolio – Institutional Class	$39	$122	$213	$480
Pro forma – Institutional Class (Updated Investment Management Agreement)	$39	$122	$213	$480

	Current	Pro Forma
	DFA International Real Estate Securities Portfolio	DFA International Real Estate Securities Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%*	0.28%*
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.31%	0.31%

*	The “Management Fee” and “Total Annual Fund Operating Expenses” have been adjusted to reflect the estimated management fee and estimated fund operating expenses to be paid by the Portfolio for the fiscal year ended October 31, 2015, as a result of a decrease in the management fee payable by the Portfolio from 0.35% to 0.25% and an amendment to the Fee Waiver and Expense Assumption Agreement effective as of February 28, 2015.

E-1(8)

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA International Real Estate Securities Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA International Real Estate Securities Portfolio – Institutional Class	$32	$100	$174	$393
Pro forma – Institutional Class (Updated Investment Management Agreement)	$32	$100	$174	$393

	Current	Pro Forma
	DFA International Small Cap Value Portfolio	DFA International Small Cap Value Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.65%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.68%	0.68%

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA International Small Cap Value Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA International Small Cap Value Portfolio – Institutional Class	$69	$218	$379	$847
Pro forma – Institutional Class (Updated Investment Management Agreement)	$69	$218	$379	$847

	Current	Pro Forma
	International Vector Equity Portfolio	International Vector Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%	0.45%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.49%	0.49%

E-1(9)

The Expense Example reflects the aggregate estimated annual operating expenses of the International Vector Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
International Vector Equity Portfolio – Institutional Class	$50	$157	$274	$616
Pro forma – Institutional Class (Updated Investment Management Agreement)	$50	$157	$274	$616

	Current	Pro Forma
	Emerging Markets Core Equity Portfolio	Emerging Markets Core Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%	0.55%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.61%	0.61%

The Expense Example reflects the aggregate estimated annual operating expenses of the Emerging Markets Core Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Emerging Markets Core Equity Portfolio – Institutional Class	$62	$195	$340	$762
Pro forma – Institutional Class (Updated Investment Management Agreement)	$62	$195	$340	$762

	Current	Pro Forma
	DFA One-Year Fixed Income Portfolio	DFA One-Year Fixed Income Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%	0.15%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.17%	0.17%

E-1(10)

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA One-Year Fixed Income Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA One-Year Fixed Income Portfolio – Institutional Class	$17	$55	$96	$217
Pro forma – Institutional Class (Updated Investment Management Agreement)	$17	$55	$96	$217

	Current	Pro Forma
	DFA Two-Year Global Fixed Income Portfolio	DFA Two-Year Global Fixed Income Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%	0.15%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.17%	0.17%

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Two-Year Global Fixed Income Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Two-Year Global Fixed Income Portfolio – Institutional Class	$17	$55	$96	$217
Pro forma – Institutional Class (Updated Investment Management Agreement)	$17	$55	$96	$217

	Current	Pro Forma
	DFA Selectively Hedged Global Fixed Income Portfolio	DFA Selectively Hedged Global Fixed Income Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%	0.15%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.17%	0.17%

E-1(11)

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Selectively Hedged Global Fixed Income Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Selectively Hedged Global Fixed Income Portfolio – Institutional Class	$17	$55	$96	$217
Pro forma – Institutional Class (Updated Investment Management Agreement)	$17	$55	$96	$217

	Current	Pro Forma
	DFA Five-Year Global Fixed Income Portfolio	DFA Five-Year Global Fixed Income Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.27%	0.27%

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Five-Year Global Fixed Income Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Five-Year Global Fixed Income Portfolio – Institutional Class	$28	$87	$152	$343
Pro forma – Institutional Class (Updated Investment Management Agreement)	$28	$87	$152	$343

	Current	Pro Forma
	DFA World ex U.S. Government Fixed Income Portfolio	DFA World ex U.S. Government Fixed Income Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.18%	0.18%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.22%	0.22%
Fee Waiver and/or Expense Reimbursement	0.02%*	0.02%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.20%	0.20%

E-1(12)

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA World ex U.S. Government Fixed Income Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA World ex U.S. Government Fixed Income Portfolio – Institutional Class	$20	$64	$113	$255
Pro forma – Institutional Class (Updated Investment Management Agreement)	$20	$64	$113	$255

	Current	Pro Forma
	DFA Short-Term Government Portfolio	DFA Short-Term Government Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.17%	0.17%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.19%	0.19%

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Short-Term Government Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Short-Term Government Portfolio – Institutional Class	$19	$61	$107	$243
Pro forma – Institutional Class (Updated Investment Management Agreement)	$19	$61	$107	$243

	Current	Pro Forma
	DFA Intermediate Government Fixed Income Portfolio	DFA Intermediate Government Fixed Income Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.10%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.12%	0.12%

E-1(13)

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Intermediate Government Fixed Income Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Intermediate Government Fixed Income Portfolio – Institutional Class	$12	$39	$68	$154
Pro forma – Institutional Class (Updated Investment Management Agreement)	$12	$39	$68	$154

	Current	Pro Forma
	DFA Short-Term Extended Quality Portfolio	DFA Short-Term Extended Quality Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.22%	0.22%

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Short-Term Extended Quality Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Short-Term Extended Quality Portfolio – Institutional Class	$23	$71	$124	$280
Pro forma – Institutional Class (Updated Investment Management Agreement)	$23	$71	$124	$280

	Current	Pro Forma
	DFA Intermediate-Term Extended Quality Portfolio	DFA Intermediate-Term Extended Quality Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.22%	0.22%

E-1(14)

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Intermediate-Term Extended Quality Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Intermediate-Term Extended Quality Portfolio – Institutional Class	$23	$71	$124	$280
Pro forma – Institutional Class (Updated Investment Management Agreement)	$23	$71	$124	$280

	Current	Pro Forma
	DFA Inflation Protected Securities Portfolio	DFA Inflation Protected Securities Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.10%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.12%	0.12%

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Inflation Protected Securities Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Inflation Protected Securities Portfolio – Institutional Class	$12	$39	$68	$154
Pro forma – Institutional Class (Updated Investment Management Agreement)	$12	$39	$68	$154

	Current	Pro Forma
	DFA Short Duration Real Return Portfolio	DFA Short Duration Real Return Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.08%	0.08%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.31%	0.31%
Fee Waiver and/or Expense Reimbursement	0.07%*	0.07%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.24%	0.24%

E-1(15)

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Short Duration Real Return Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Short Duration Real Return Portfolio – Institutional Class	$25	$93	$167	$386
Pro forma – Institutional Class (Updated Investment Management Agreement)	$25	$93	$167	$386

	Current	Pro Forma
	DFA Short-Term Municipal Bond Portfolio	DFA Short-Term Municipal Bond Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.22%	0.22%

The Expense Example reflects the aggregate estimated annual operating expenses of DFA Short-Term Municipal Bond Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Short-Term Municipal Bond Portfolio – Institutional Class	$23	$71	$124	$280
Pro forma – Institutional Class (Updated Investment Management Agreement)	$23	$71	$124	$280

E-1(16)

	Current	Pro Forma
	DFA Intermediate-Term Municipal Bond Portfolio	DFA Intermediate-Term Municipal Bond Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.24%	0.24%
Fee Waiver and/or Expense Reimbursement	0.01%*	0.01%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.23%	0.23%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Intermediate-Term Municipal Bond Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Intermediate-Term Municipal Bond Portfolio – Institutional Class	$24	$76	$134	$305
Pro forma – Institutional Class (Updated Investment Management Agreement)	$24	$76	$134	$305

	Current	Pro Forma
	DFA California Short-Term Municipal Bond Portfolio	DFA California Short-Term Municipal Bond Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.22%	0.22%

E-1(17)

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA California Short-Term Municipal Bond Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA California Short-Term Municipal Bond Portfolio – Institutional Class	$23	$71	$124	$280
Pro forma – Institutional Class (Updated Investment Management Agreement)	$23	$71	$124	$280

	Current	Pro Forma
	DFA California Intermediate-Term Municipal Bond Portfolio	DFA California Intermediate-Term Municipal Bond Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.24%	0.24%
Fee Waiver and/or Expense Reimbursement	0.01%*	0.01%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.23%	0.23%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA California Intermediate-Term Municipal Bond Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA California Intermediate-Term Municipal Bond Portfolio – Institutional Class	$24	$76	$134	$305
Pro forma – Institutional Class (Updated Investment Management Agreement)	$24	$76	$134	$305

E-1(18)

	Current	Pro Forma
	DFA Municipal Real Return Portfolio	DFA Municipal Real Return Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.09%*	0.09%*
Total Annual Fund Operating Expenses	0.29%	0.29%
Fee Waiver and/or Expense Reimbursement	0.02%**	0.02%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.27%	0.27%

*	The Municipal Real Return Portfolio is a new portfolio, so the “Other Expenses” shown are based on anticipated fees and expenses for the first full fiscal year.

**	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Municipal Real Return Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Municipal Real Return Portfolio – Institutional Class	$28	$91	$161	$366
Pro forma – Institutional Class (Updated Investment Management Agreement)	$28	$91	$161	$366

	Current	Pro Forma
	Tax-Managed U.S. Targeted Value Portfolio	Tax-Managed U.S. Targeted Value Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.42%	0.42%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.46%	0.46%

E-1(19)

The Expense Example reflects the aggregate estimated annual operating expenses of the Tax-Managed U.S. Targeted Value Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Tax-Managed U.S. Targeted Value Portfolio – Institutional Class	$47	$148	$258	$579
Pro forma – Institutional Class (Updated Investment Management Agreement)	$47	$148	$258	$579

	Current	Pro Forma
	Tax-Managed U.S. Equity Portfolio	Tax-Managed U.S. Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.22%	0.22%

The Expense Example reflects the aggregate estimated annual operating expenses of the Tax-Managed U.S. Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Tax-Managed U.S. Equity Portfolio – Institutional Class	$23	$71	$124	$280
Pro forma – Institutional Class (Updated Investment Management Agreement)	$23	$71	$124	$280

	Current	Pro Forma
	Tax-Managed U.S. Small Cap Portfolio	Tax-Managed U.S. Small Cap Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%	0.50%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.52%	0.52%

E-1(20)

The Expense Example reflects the aggregate estimated annual operating expenses of the Tax-Managed U.S. Small Cap Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Tax-Managed U.S. Small Cap Portfolio – Institutional Class	$53	$167	$291	$653
Pro forma – Institutional Class (Updated Investment Management Agreement)	$53	$167	$291	$653

	Current	Pro Forma
	T.A. U.S. Core Equity 2 Portfolio	T.A. U.S. Core Equity 2 Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.22%	0.22%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.24%	0.24%

The Expense Example reflects the aggregate estimated annual operating expenses of the T.A. U.S. Core Equity 2 Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
T.A. U.S. Core Equity 2 Portfolio – Institutional Class	$25	$77	$135	$306
Pro forma – Institutional Class (Updated Investment Management Agreement)	$25	$77	$135	$306

	Current	Pro Forma
	Tax-Managed DFA International Value Portfolio	Tax-Managed DFA International Value Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%	0.50%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.53%	0.53%

E-1(21)

The Expense Example reflects the aggregate estimated annual operating expenses of the Tax-Managed DFA International Value Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Tax-Managed DFA International Value Portfolio – Institutional Class	$54	$170	$296	$665
Pro forma – Institutional Class (Updated Investment Management Agreement)	$54	$170	$296	$665

	Current	Pro Forma
	T.A. World ex U.S. Core Equity Portfolio	T.A. World ex U.S. Core Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.40%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.45%	0.45%

The Expense Example reflects the aggregate estimated annual operating expenses of the T.A. World ex U.S. Core Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
T.A. World ex U.S. Core Equity Portfolio – Institutional Class	$46	$144	$252	$567
Pro forma – Institutional Class (Updated Investment Management Agreement)	$46	$144	$252	$567

	Current	Pro Forma
	U.S. Social Core Equity 2 Portfolio	U.S. Social Core Equity 2 Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.28%	0.28%

E-1(22)

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Social Core Equity 2 Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Social Core Equity 2 Portfolio – Institutional Class	$29	$90	$157	$356
Pro forma – Institutional Class (Updated Investment Management Agreement)	$29	$90	$157	$356

	Current	Pro Forma
	U.S. Sustainability Core 1 Portfolio	U.S. Sustainability Core 1 Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.29%	0.29%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.32%	0.32%

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Sustainability Core 1 Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Sustainability Core 1 Portfolio – Institutional Class	$33	$103	$180	$406
Pro forma – Institutional Class (Updated Investment Management Agreement)	$33	$103	$180	$406

	Current	Pro Forma
	International Sustainability Core 1 Portfolio	International Sustainability Core 1 Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.42%	0.42%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.49%	0.49%

E-1(23)

The Expense Example reflects the aggregate estimated annual operating expenses of the International Sustainability Core 1 Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
International Sustainability Core 1 Portfolio – Institutional Class	$50	$157	$274	$616
Pro forma – Institutional Class (Updated Investment Management Agreement)	$50	$157	$274	$616

	Current	Pro Forma
	DFA International Value ex Tobacco Portfolio	DFA International Value ex Tobacco Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%	0.45%
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	0.54%	0.54%
Fee Waiver and/or Expense Reimbursement	0.01%*	0.01%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%	0.55%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA International Value ex Tobacco Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA International Value ex Tobacco Portfolio – Institutional Class	$56	$174	$303	$678
Pro forma – Institutional Class (Updated Investment Management Agreement)	$56	$174	$303	$678

E-1(24)

	Current	Pro Forma
	International Social Core Equity Portfolio	International Social Core Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.37%	0.37%
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	0.50%	0.50%
Fee Waiver and/or Expense Reimbursement	-0.03%*	-0.03%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.53%	0.53%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the International Social Core Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
International Social Core Equity Portfolio – Institutional Class	$54	$163	$283	$631
Pro forma – Institutional Class (Updated Investment Management Agreement)	$54	$163	$283	$631

	Current	Pro Forma
	Emerging Markets Social Core Equity Portfolio	Emerging Markets Social Core Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.55%	0.55%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.63%	0.63%

E-1(25)

The Expense Example reflects the aggregate estimated annual operating expenses of the Emerging Markets Social Core Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Emerging Markets Social Core Equity Portfolio – Institutional Class	$64	$202	$351	$786
Pro forma – Institutional Class (Updated Investment Management Agreement)	$64	$202	$351	$786

	Current	Pro Forma
	CSTG&E U.S. Social Core Equity 2 Portfolio	CSTG&E U.S. Social Core Equity 2 Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.27%	0.27%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.32%	0.32%

The Expense Example reflects the aggregate estimated annual operating expenses of the CSTG&E U.S. Social Core Equity 2 Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
CSTG&E U.S. Social Core Equity 2 Portfolio – Institutional Class	$33	$103	$180	$406
Pro forma – Institutional Class (Updated Investment Management Agreement)	$33	$103	$180	$406

	Current	Pro Forma
	CSTG&E International Social Core Equity Portfolio	CSTG&E International Social Core Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.42%	0.42%
Other Expenses	0.11%	0.11%
Total Annual Fund Operating Expenses	0.53%	0.53%

E-1(26)

The Expense Example reflects the aggregate estimated annual operating expenses of the CSTG&E International Social Core Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
CSTG&E International Social Core Equity Portfolio – Institutional Class	$54	$170	$296	$665
Pro forma – Institutional Class (Updated Investment Management Agreement)	$54	$170	$296	$665

	Current	Pro Forma
	DFA Commodity Strategy Portfolio	DFA Commodity Strategy Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%	0.30%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.33%	0.33%

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Commodity Strategy Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Commodity Strategy Portfolio – Institutional Class	$34	$106	$185	$418
Pro forma – Institutional Class (Updated Investment Management Agreement)	$34	$106	$185	$418

	Current	Pro Forma
	U.S. Large Cap Growth Portfolio	U.S. Large Cap Growth Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.17%	0.17%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.22%	0.22%
Fee Waiver and/or Expense Reimbursement	0.02%*	0.02%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.20%	0.20%

E-1(27)

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Large Cap Growth Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Large Cap Growth Portfolio – Institutional Class	$20	$69	$122	$278
Pro forma – Institutional Class (Updated Investment Management Agreement)	$20	$69	$122	$278

	Current	Pro Forma
	U.S. Small Cap Growth Portfolio	U.S. Small Cap Growth Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%	0.35%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.41%	0.41%
Fee Waiver and/or Expense Reimbursement	0.01%*	0.01%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.40%	0.40%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Small Cap Growth Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Small Cap Growth Portfolio – Institutional Class	$41	$131	$229	$517
Pro forma – Institutional Class (Updated Investment Management Agreement)	$41	$131	$229	$517

E-1(28)

	Current	Pro Forma
	International Large Cap Growth Portfolio	International Large Cap Growth Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%
Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	0.37%	0.37%
Fee Waiver and/or Expense Reimbursement	0.07%*	0.07%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.30%	0.30%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the International Large Cap Growth Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
International Large Cap Growth Portfolio – Institutional Class	$31	$112	$201	$461
Pro forma – Institutional Class (Updated Investment Management Agreement)	$31	$112	$201	$461

	Current	Pro Forma
	International Small Cap Growth Portfolio	International Small Cap Growth Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%	0.50%
Other Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	0.72%	0.72%
Fee Waiver and/or Expense Reimbursement	0.17%*	0.17%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%	0.55%

E-1(29)

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the International Small Cap Growth Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
International Small Cap Growth Portfolio – Institutional Class	$56	$213	$384	$879
Pro forma – Institutional Class (Updated Investment Management Agreement)	$56	$213	$384	$879

	Current	Pro Forma
	Dimensional Retirement Fixed Income III Portfolio	Dimensional Retirement Fixed Income III Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%	0.30%
Other Expenses	3.33%	3.33%
Total Annual Fund Operating Expenses	3.63%	3.63%
Fee Waiver and/or Expense Reimbursement	3.48%*	3.48%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	0.15%	0.15%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

**	“Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” has been adjusted to reflect an amendment to the Amended and Restated Fee Waiver and Expense Assumption Agreement for the Portfolio with the Adviser effective as of February 28, 2015, which reduced the expense limitation amount for the Portfolio.

The Expense Example reflects the aggregate estimated annual operating expenses of the Dimensional Retirement Fixed Income III Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Dimensional Retirement Fixed Income III Portfolio – Institutional Class	$15	$787	$1,580	$3,659
Pro forma – Institutional Class (Updated Investment Management Agreement)	$15	$787	$1,580	$3,659

E-1(30)

Feeder Funds

	Current	Pro Forma
	U.S. Large Cap Value Portfolio	U.S. Large Cap Value Portfolio (assumes shareholder approval of Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%*	0.35%**
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.27%	0.37%
Fee Waiver and/or Expense Reimbursement	N/A	0.10%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.27%	0.27%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The U.S. Large Cap Value Series, and an administration fee payable by the U.S. Large Cap Value Portfolio. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the U.S. Large Cap Value Portfolio and the indirect expenses of the Portfolio’s portion of the expenses of The U.S. Large Cap Value Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Large Cap Value Portfolio and the U.S. Large Cap Value Portfolio’s portion of the expenses of The U.S. Large Cap Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Large Cap Value Portfolio – Institutional Class	$28	$87	$152	$343
Pro forma – Institutional Class (assumes shareholder approval of Updated Investment Management Agreement)	$28	$87	$152	$343

E-1(31)

	Current	Pro Forma
	Japanese Small Company Portfolio	Japanese Small Company Portfolio (assumes shareholder approval of Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%*	0.60%**
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.55%	0.65%
Fee Waiver and/or Expense Reimbursement	N/A	0.10%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%	0.55%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The Japanese Small Company Series, and an administration fee payable by the Japanese Small Company Portfolio. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Japanese Small Company Portfolio and the indirect expenses of the Portfolio’s portion of the expenses of The Japanese Small Company Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the first preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the Japanese Small Company Portfolio and the Japanese Small Company Portfolio’s portion of the expenses of The Japanese Small Company Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Japanese Small Company Portfolio – Institutional Class	$56	$176	$307	$689
Pro forma – Institutional Class (assumes shareholder approval of Updated Investment Management Agreement)	$56	$176	$307	$689

E-1(32)

	Current	Pro Forma
	Asia Pacific Small Company Portfolio	Asia Pacific Small Company Portfolio (assumes shareholder approval of Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%*	0.60%**
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.55%	0.65%
Fee Waiver and/or Expense Reimbursement	N/A	0.10%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%	0.55%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The Asia Pacific Small Company Series, and an administration fee payable by the Asia Pacific Small Company Portfolio. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Asia Pacific Small Company Portfolio and the indirect expenses of the Portfolio’s portion of the expenses of The Asia Pacific Small Company Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the first preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the Asia Pacific Small Company Portfolio and the Asia Pacific Small Company Portfolio’s portion of the expenses of The Asia Pacific Small Company Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Asia Pacific Small Company Portfolio – Institutional Class	$56	$176	$307	$689
Pro forma – Institutional Class (assumes shareholder approval of Updated Investment Management Agreement)	$56	$176	$307	$689

E-1(33)

	Current	Pro Forma
	United Kingdom Small Company Portfolio	United Kingdom Small Company Portfolio (assumes shareholder approval of Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%*	0.60%***
Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	0.62%	0.72%
Fee Waiver and/or Expense Reimbursement	0.04%**	0.14%**, ***
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.58%	0.58%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The United Kingdom Small Company Series, and an administration fee payable by the United Kingdom Small Company Portfolio. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the United Kingdom Small Company Portfolio and the indirect expenses of the Portfolio’s portion of the expenses of The United Kingdom Small Company Series.

**	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the United Kingdom Small Company Portfolio. This portion of the Fee Waiver and Expense Assumption Agreement for the United Kingdom Small Company Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date (the “Annual Fee Waiver”). Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption with respect to the Annual Fee Waiver.

***	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the first preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the United Kingdom Small Company Portfolio and the United Kingdom Small Company Portfolio’s portion of the expenses of The United Kingdom Small Company Series. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the Annual Fee Waiver in the first year only but reflect the effect of the permanent waiver for all periods. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
United Kingdom Small Company Portfolio – Institutional Class	$59	$194	$342	$770
Pro forma – Institutional Class (assumes shareholder approval of Updated Investment Management Agreement)	$59	$194	$342	$770

E-1(34)

	Current	Pro Forma
	Continental Small Company Portfolio	Continental Small Company Portfolio (assumes shareholder approval of Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%*	0.60%**
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.56%	0.66%
Fee Waiver and/or Expense Reimbursement	N/A	0.10%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.56%	0.56%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The Continental Small Company Series, and an administration fee payable by the Continental Small Company Portfolio. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Continental Small Company Portfolio and the indirect expenses of the Portfolio’s portion of the expenses of The Continental Small Company Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the first preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the Continental Small Company Portfolio and the Continental Small Company Portfolio’s portion of the expenses of The Continental Small Company Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Continental Small Company Portfolio – Institutional Class	$57	$179	$313	$701
Pro forma – Institutional Class (assumes shareholder approval of Updated Investment Management Agreement)	$57	$179	$313	$701

E-1(35)

	Current	Pro Forma
	Emerging Markets Portfolio	Emerging Markets Portfolio (assumes shareholder approval of Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%*	0.60%**
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.56%	0.66%
Fee Waiver and/or Expense Reimbursement	N/A	0.10%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.56%	0.56%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The Emerging Markets Series, and an administration fee payable by the Emerging Markets Portfolio. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Emerging Markets Portfolio and the indirect expenses of the Portfolio’s portion of the expenses of The Emerging Markets Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the Emerging Markets Portfolio and the Emerging Markets Portfolio’s portion of the expenses of The Emerging Markets Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Emerging Markets Portfolio – Institutional Class	$57	$179	$313	$701
Pro forma – Institutional Class (assumes shareholder approval of Updated Investment Management Agreement)	$57	$179	$313	$701

E-1(36)

	Current		Pro Forma
	Emerging Markets Value Portfolio		Emerging Markets Value Portfolio (assumes shareholder approval of Updated Investment Management Agreement)
	Institutional Class	Class R2	Institutional Class	Class R2
Shareholder Fees (Fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%*	0.50%*	0.60%**	0.60%**
Other Expenses:
Shareholder Services Fee	0.00%	0.25%^	0.00%	0.25%^
Other Expenses	0.05%	0.05%	0.05%	0.05%
Total Other Expenses	0.05%	0.30%	0.05%	0.30%
Total Annual Fund Operating Expenses	0.55%	0.80%	0.65%	0.90%
Fee Waiver and/or Expense Reimbursement	N/A	N/A	0.10%**	0.10%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%	0.80%	0.55%	0.80%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The Dimensional Emerging Markets Value Fund, and an administration fee payable by the Emerging Markets Value Portfolio. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Emerging Markets Value Portfolio and the indirect expenses of the Portfolio’s portion of the expenses of The Dimensional Emerging Markets Value Fund.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

^	An amount up to 0.25% of the average net assets of the Emerging Markets Value Portfolio’s Class R2 shares may be used to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the Portfolio’s Class R2 shares.

The Expense Example reflects the aggregate estimated annual operating expenses of the Emerging Markets Value Portfolio and the Emerging Markets Value Portfolio’s portion of the expenses of The Dimensional Emerging Markets Value Fund. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Emerging Markets Value Portfolio – Institutional Class	$57	$179	$313	$701
Emerging Markets Value Portfolio – Class R2	$82	$255	$440	$990
Pro forma – Institutional Class (assumes shareholder approval of Updated Investment Management Agreement)	$57	$179	$313	$701
Pro forma – Class R2 (assumes shareholder approval of Updated Investment Management Agreement)	$82	$255	$440	$990

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	Current	Pro Forma
	Emerging Markets Small Cap Portfolio	Emerging Markets Small Cap Portfolio (assumes shareholder approval of Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%*	0.85%**
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.72%	0.92%
Fee Waiver and/or Expense Reimbursement	N/A	0.20%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.72%	0.72%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The Emerging Markets Small Cap Series, and an administration fee payable by the Emerging Markets Small Cap Portfolio. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Emerging Markets Small Cap Portfolio and the indirect expenses of the Portfolio’s portion of the expenses of The Emerging Markets Small Cap Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the Emerging Markets Small Cap Portfolio and the Emerging Markets Small Cap Portfolio’s portion of the expenses of The Emerging Markets Small Cap Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Emerging Markets Small Cap Portfolio – Institutional Class	$74	$230	$401	$894
Pro forma – Institutional Class (assumes shareholder approval of Updated Investment Management Agreement)	$74	$230	$401	$894

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	Current	Pro Forma
	Tax-Managed U.S. Marketwide Value Portfolio	Tax-Managed U.S. Marketwide Value Portfolio (assumes shareholder approval of Updated Investment Management Agreement)
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%*	0.55%**
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.37%	0.57%
Fee Waiver and/or Expense Reimbursement	N/A	0.20%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.37%	0.37%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The Tax-Managed U.S. Marketwide Value Series, and an administration fee payable by the Tax-Managed U.S. Marketwide Value Portfolio. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Tax-Managed U.S. Marketwide Value Portfolio and the indirect expenses of the Portfolio’s portion of the expenses of The Tax-Managed U.S. Marketwide Value Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the Tax-Managed U.S. Marketwide Value Portfolio and the Tax-Managed U.S. Marketwide Value Portfolio’s portion of the expenses of The Tax-Managed U.S. Marketwide Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Tax-Managed U.S. Marketwide Value Portfolio	$38	$119	$208	$468
Pro forma (assumes shareholder approval of Updated Investment Management Agreement)	$38	$119	$208	$468

E-1(39)

	Current	Pro Forma
	LWAS/DFA International High Book to Market Portfolio	LWAS/DFA International High Book to Market Portfolio (assumes shareholder approval of Updated Investment Management Agreement)
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.21%*	0.41%**
Other Expenses:
LWI Financial Inc. Client Services Fee	0.19%	0.19%
Other Expenses	0.10%	0.10%
Total Other Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	0.50%	0.70%
Fee Waiver and/or Expense Reimbursement	N/A	0.20%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%	0.50%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The DFA International Value Series, and an administration fee payable by the LWAS/DFA International High Book to Market Portfolio. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the LWAS/DFA International High Book to Market Portfolio and the indirect expenses of the Portfolio’s portion of the expenses of The DFA International Value Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the LWAS/DFA International High Book to Market Portfolio and the LWAS/DFA International High Book to Market Portfolio’s portion of the expenses of The DFA International Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
LWAS/DFA International High Book to Market Portfolio	$51	$160	$280	$628
Pro forma (assumes shareholder approval of Updated Investment Management Agreement)	$51	$160	$280	$628

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Fund of Funds

	Current	Pro Forma
	International Small Company Portfolio	International Small Company Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.40%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	0.53%	0.53%

The Expense Example reflects the aggregate estimated annual operating expenses of the International Small Company Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
International Small Company Portfolio – Institutional Class	$54	$170	$296	$665
Pro forma – Institutional Class (Updated Investment Management Agreement)	$54	$170	$296	$665

	Current	Pro Forma
	DFA Global Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*
Management Fee	0.22%	0.22%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	0.47%	0.47%
Fee Waiver and/or Expense Reimbursement	0.20%**	0.20%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.27%	0.27%

*	The “Management Fee” and “Total Annual Fund Operating Expenses” have been adjusted to reflect the estimated management fee to be paid by the Portfolio for the fiscal year ended October 31, 2015, as a result of a decrease in the management fee payable by the Portfolio from 0.27% to 0.20% effective as of February 28, 2105. “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” has been adjusted to reflect an amendment to the Fee Waiver and Expense Assumption Agreement for the Portfolio with the Advisor effective as of February 28, 2015, which reduced the expense limitation amount for the Portfolio.

E-1(41)

**	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Global Real Estate Securities Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Global Real Estate Securities Portfolio – Institutional Class	$28	$131	$243	$572
Pro forma – Institutional Class (Updated Investment Management Agreement)	$28	$131	$243	$572

	Current	Pro Forma
	World ex U.S. Value Portfolio	World ex U.S. Value Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.47%	0.47%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses	0.76%	0.76%
Fee Waiver and/or Expense Reimbursement	0.19%*	0.19%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.57%	0.57%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the World ex U.S. Value Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
World ex U.S. Value Portfolio – Institutional Class	$58	$224	$404	$924
Pro forma – Institutional Class (Updated Investment Management Agreement)	$58	$224	$404	$924

E-1(42)

	Current	Pro Forma
	World ex U.S. Targeted Value Portfolio	World ex U.S. Targeted Value Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.58%	0.58%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses	0.53%	0.53%
Total Annual Fund Operating Expenses	1.17%	1.17%
Fee Waiver and/or Expense Reimbursement	0.48%*	0.48%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.69%	0.69%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the World ex U.S. Targeted Value Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
World ex U.S. Targeted Value Portfolio – Institutional Class	$70	$324	$597	$1,378
Pro forma – Institutional Class (Updated Investment Management Agreement)	$70	$324	$597	$1,378

	Current	Pro Forma
	World ex U.S. Core Equity Portfolio	World ex U.S. Core Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.40%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses	0.43%	0.43%
Total Annual Fund Operating Expenses	0.88%	0.88%
Fee Waiver and/or Expense Reimbursement	0.41%*	0.41%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.47%	0.47%

E-1(43)

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the World ex U.S. Core Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
World ex U.S. Core Equity Portfolio – Institutional Class	$48	$240	$447	$1,046
Pro forma – Institutional Class (Updated Investment Management Agreement)	$48	$240	$447	$1,046

	Current	Pro Forma
	Selectively Hedged Global Equity Portfolio	Selectively Hedged Global Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%	0.30%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses	0.69%	0.69%
Fee Waiver and/or Expense Reimbursement	0.29%*	0.29%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.40%	0.40%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the Selectively Hedged Global Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Selectively Hedged Global Equity Portfolio – Institutional Class	$41	$192	$355	$831
Pro forma – Institutional Class (Updated Investment Management Agreement)	$41	$192	$355	$831

E-1(44)

	Current	Pro Forma
	DFA Investment Grade Portfolio	DFA Investment Grade Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses	0.40%	0.40%
Fee Waiver and/or Expense Reimbursement	0.18%*	0.18%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.22%	0.22%

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA Investment Grade Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA Investment Grade Portfolio – Institutional Class	$23	$110	$206	$488
Pro forma – Institutional Class (Updated Investment Management Agreement)	$23	$110	$206	$488

	Current	Pro Forma
	World Core Equity Portfolio	World Core Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%	0.30%
Other Expenses	0.37%	0.37%
Acquired Fund Fees and Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	0.97%	0.97%
Fee Waiver and/or Expense Reimbursement	0.62%*	0.62%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.35%	0.35%

E-1(45)

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the World Core Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
World Core Equity Portfolio – Institutional Class	$36	$247	$476	$1,133
Pro forma – Institutional Class (Updated Investment Management Agreement)	$36	$247	$476	$1,133

Dimensional Investment Group Inc.

	Current	Pro Forma
	U.S. Large Company Portfolio	U.S. Large Company Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.06%	0.06%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.08%	0.08%

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Large Company Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Large Company Portfolio – Institutional Class	$8	$26	$45	$103
Pro forma – Institutional Class (Updated Investment Management Agreement)	$8	$26	$45	$103

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	Current	Pro Forma
	LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Fixed Income Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%	0.15%
Other Expenses:
LWI Financial Inc. Client Service Fee	0.08%	0.08%
Other Expenses	0.05%	0.05%
Total Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	0.28%	0.28%

The Expense Example reflects the aggregate estimated annual operating expenses of the LWAS/DFA Two-Year Fixed Income Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
LWAS/DFA Two-Year Fixed Income Portfolio – Institutional Class	$29	$90	$157	$356
Pro forma – Institutional Class (Updated Investment Management Agreement)	$29	$90	$157	$356

	Current	Pro Forma
	LWAS/DFA Two-Year Government Portfolio	LWAS/DFA Two-Year Government Portfolio (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.15%	0.15%
Other Expenses:
LWI Financial Inc. Client Service Fee	0.08%	0.08%
Other Expenses	0.04%	0.04%
Total Other Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	0.27%	0.27%

E-1(47)

The Expense Example reflects the aggregate estimated annual operating expenses of the LWAS/DFA Two-Year Government Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
LWAS/DFA Two-Year Government Portfolio – Institutional Class	$28	$87	$152	$343
Pro forma – Institutional Class (Updated Investment Management Agreement)	$28	$87	$152	$343

Feeder Funds

	Current		Pro Forma
	DFA International Value Portfolio		DFA International Value Portfolio (assumes shareholder approval of Updated Investment Management Agreement)
	Institutional Class	Class R2	Institutional Class	Class R2
Shareholder Fees (Fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%*	0.40%*	0.60%**	0.60%**
Other Expenses:
Shareholder Services Fee	0.00%	0.25%^	0.00%	0.25%^
Other Expenses	0.03%	0.03%	0.03%	0.03%
Total Other Expenses	0.03%	0.28%	0.03%	0.28%
Total Annual Fund Operating Expenses	0.43%	0.68%	0.63%	0.88%
Fee Waiver and/or Expense Reimbursement	N/A	N/A	0.20%**	0.20%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.43%	0.68%	0.43%	0.68%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The DFA International Value Series, and an administration fee payable by the DFA International Value Portfolio. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the DFA International Value Portfolio and the indirect expenses of the Portfolio’s portion of the expenses of The DFA International Value Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

^	An amount up to 0.25% of the average net assets of the DFA International Value Portfolio’s Class R2 shares may be used to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the Portfolio’s Class R2 shares.

E-1(48)

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA International Value Portfolio and the DFA International Value Portfolio’s portion of the expenses of The DFA International Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA International Value Portfolio – Institutional Class	$44	$138	$241	$542
DFA International Value Portfolio – Class R2	$69	$218	$379	$847
Pro forma – Institutional Class (assumes shareholder approval of Updated Investment Management Agreement)	$44	$138	$241	$542
Pro forma – Class R2 (assumes shareholder approval of Updated Investment Management Agreement)	$69	$218	$379	$847

	Current	Pro Forma
	LWAS/DFA U.S. High Book to Market Portfolio	LWAS/DFA U.S. High Book to Market Portfolio (assumes shareholder approval of Updated Investment Management Agreement)
Shareholder Fees (Fees paid directly from your investment)^	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.11%*	0.21%**
Other Expenses:
LWI Financial Inc. Client Services Fee	0.15%	0.15%
Other Expenses	0.08%	0.08%
Total Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	0.34%	0.44%
Fee Waiver and/or Expense Reimbursement	N/A	0.10%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.34%	0.34%

^	Shares of the LWAS/DFA U.S. High Book to Market Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The U.S. Large Cap Value Series, and an administration fee payable by the LWAS/DFA U.S. High Book to Market Portfolio. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the LWAS/DFA U.S. High Book to Market Portfolio and the indirect expenses of the Portfolio’s portion of the expenses of The U.S. Large Cap Value Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

E-1(49)

The Expense Example reflects the aggregate estimated annual operating expenses of the LWAS/DFA U.S. High Book to Market Portfolio and the LWAS/DFA U.S. High Book to Market Portfolio’s portion of the expenses of The U.S. Large Cap Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
LWAS/DFA U.S. High Book to Market Portfolio	$35	$109	$191	$431
Pro forma (assumes shareholder approval of Updated Investment Management Agreement)	$35	$109	$191	$431

	Current	Pro Forma
	U.S. Large Cap Value Portfolio II	U.S. Large Cap Value Portfolio II (assumes shareholder approval of Updated Investment Management Agreement)
Shareholder Fees (Fees paid directly from your investment)^	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.11%*	0.21%**
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.16%	0.26%
Fee Waiver and/or Expense Reimbursement	N/A	0.10%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.16%	0.16%

^	Shares of the U.S. Large Cap Value Portfolio II that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The U.S. Large Cap Value Series, and an administration fee payable by the U.S. Large Cap Value Portfolio II. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the U.S. Large Cap Value Portfolio II and the indirect expenses of the Portfolio’s portion of the expenses of The U.S. Large Cap Value Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Large Cap Value Portfolio II and the U.S. Large Cap Value Portfolio II’s portion of the expenses of The U.S. Large Cap Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Large Cap Value Portfolio II	$16	$52	$90	$205
Pro forma – (assumes shareholder approval of Updated Investment Management Agreement)	$16	$52	$90	$205

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	Current	Pro Forma
	U.S. Large Cap Value Portfolio III	U.S. Large Cap Value Portfolio III (assumes shareholder approval of Updated Investment Management Agreement)
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.11%*	0.21%**
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.13%	0.23%
Fee Waiver and/or Expense Reimbursement	N/A	0.10%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.13%	0.13%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The U.S. Large Cap Value Series, and an administration fee payable by the U.S. Large Cap Value Portfolio III. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the U.S. Large Cap Value Portfolio III and the indirect expenses of the Portfolio’s portion of the expenses of The U.S. Large Cap Value Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the U.S. Large Cap Value Portfolio III and the U.S. Large Cap Value Portfolio III’s portion of the expenses of The U.S. Large Cap Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
U.S. Large Cap Value Portfolio III	$13	$42	$73	$166
Pro forma – (assumes shareholder approval of Updated Investment Management Agreement)	$13	$42	$73	$166

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	Current	Pro Forma
	DFA International Value Portfolio II	DFA International Value Portfolio II (assumes shareholder approval of Updated Investment Management Agreement)
Shareholder Fees (Fees paid directly from your investment)^	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.21%*	0.41%**
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.28%	0.48%
Fee Waiver and/or Expense Reimbursement	N/A	0.20%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.28%	0.28%

^	Shares of the DFA International Value Portfolio II that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The DFA International Value Series, and an administration fee payable by the DFA International Value Portfolio II. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the DFA International Value Portfolio II and the indirect expenses of the Portfolio’s portion of the expenses of The DFA International Value Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA International Value Portfolio II and the DFA International Value Portfolio II’s portion of the expenses of The DFA International Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA International Value Portfolio II	$29	$90	$157	$356
Pro forma (assumes shareholder approval of Updated Investment Management Agreement)	$29	$90	$157	$356

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	Current	Pro Forma
	DFA International Value Portfolio III	DFA International Value Portfolio III (assumes shareholder approval of Updated Investment Management Agreement)
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.21%*	0.41%**
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.24%	0.44%
Fee Waiver and/or Expense Reimbursement	N/A	0.20%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.24%	0.24%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The DFA International Value Series, and an administration fee payable by the DFA International Value Portfolio III. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the DFA International Value Portfolio III and the indirect expenses of the Portfolio’s portion of the expenses of The DFA International Value Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA International Value Portfolio III and the DFA International Value Portfolio III’s portion of the expenses of The DFA International Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
DFA International Value Portfolio III	$25	$77	$135	$306
Pro forma (assumes shareholder approval of Updated Investment Management Agreement)	$25	$77	$135	$306

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	Current	Pro Forma
	DFA International Value Portfolio IV	DFA International Value Portfolio IV (assumes shareholder approval of Updated Investment Management Agreement)
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.23%*	0.43%**
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.27%	0.47%
Fee Waiver and/or Expense Reimbursement	N/A	0.20%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.27%	0.27%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The DFA International Value Series, and an administration fee payable by the DFA International Value Portfolio IV. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the DFA International Value Portfolio IV and the indirect expenses of the Portfolio’s portion of the expenses of The DFA International Value Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the DFA International Value Portfolio IV and the DFA International Value Portfolio IV’s portion of the expenses of The DFA International Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:
	One Year	Three Years	Five Years	Ten Years
DFA International Value Portfolio IV	$28	$87	$152	$343
Pro forma (assumes shareholder approval of Updated Investment Management Agreement)	$28	$87	$152	$343

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	Current	Pro Forma
	Tax-Managed U.S. Marketwide Value Portfolio II	Tax-Managed U.S. Marketwide Value Portfolio II (assumes shareholder approval of Updated Investment Management Agreement)
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%*	0.40%**
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.22%	0.42%
Fee Waiver and/or Expense Reimbursement	N/A	0.20%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.22%	0.22%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The Tax-Managed U.S. Marketwide Value Series, and an administration fee payable by the Tax-Managed U.S. Marketwide Portfolio II. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Tax-Managed U.S. Marketwide Value Portfolio II and the indirect expenses of the Portfolio’s portion of the expenses of The Tax-Managed U.S. Marketwide Value Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the Tax-Managed U.S. Marketwide Value Portfolio II and the Tax-Managed U.S. Marketwide Value Portfolio II’s portion of the expenses of The Tax-Managed U.S. Marketwide Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Tax-Managed U.S. Marketwide Value Portfolio II	$23	$71	$124	$280
Pro forma (assumes shareholder approval of Updated Investment Management Agreement)	$23	$71	$124	$280

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	Current	Pro Forma
	Emerging Markets Portfolio II	Emerging Markets Portfolio II (assumes shareholder approval of Updated Investment Management Agreement)
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%*	0.35%**
Other Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	0.34%	0.44%
Fee Waiver and/or Expense Reimbursement	N/A	0.10%**
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.34%	0.34%

*	The “Management Fee” includes an investment management fee payable by the Master Fund, The Emerging Markets Series, and an administration fee payable by the Emerging Markets Portfolio II. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Emerging Markets Portfolio II and the indirect expenses of the Portfolio’s portion of the expenses of The Emerging Markets Series.

**	The “Management Fee” includes an investment management fee payable by the Feeder Fund under the Updated Investment Management Agreement that is equal to the aggregate fees that the Advisor currently receives for investment management and administrative services under the master-feeder structure, as described in the preceding footnote, and an investment management fee payable by the Master Fund. For any period when the Feeder Fund is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Fund’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Fund through its investment in such Underlying Fund.

The Expense Example reflects the aggregate estimated annual operating expenses of the Emerging Markets Portfolio II and the Emerging Markets Portfolio II’s portion of the expenses of The Emerging Markets Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Emerging Markets Portfolio II	$35	$109	$191	$431
Pro forma (assumes shareholder approval of Updated Investment Management Agreement)	$35	$109	$191	$431

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Fund of Funds

	Current		Pro Forma
	Global Equity Portfolio		Global Equity Portfolio (Updated Investment Management Agreement)
	Institutional Class	Class R2	Institutional Class	Class R2
Shareholder Fees (Fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.30%	0.30%	0.30%	0.30%
Other Expenses:
Shareholder Services Fee	N/A	0.25%^	N/A	0.25%^
Other Expenses	0.01%	0.01%	0.01%	0.01%
Total Other Expenses	0.01%	0.26%	0.01%	0.26%
Acquired Fund Fees and Expenses	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	0.60%	0.85%	0.60%	0.85%
Fee Waiver and/or Expense Reimbursement	0.29%*	0.29%*	0.29%*	0.29%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.31%	0.56%	0.31%	0.56%

^	An amount up to 0.25% of the average net assets of the Portfolio’s Class R2 shares may be used to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the Portfolio’s Class R2 shares (“Shareholder Services Agent”).

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the Global Equity Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Global Equity Portfolio – Institutional Class	$32	$163	$306	$722
Global Equity Portfolio – Class R2	$57	$242	$443	$1,022
Pro forma – Institutional Class (Updated Investment Management Agreement)	$32	$163	$306	$722
Pro forma – Class R2 (Updated Investment Management Agreement)	$57	$242	$443	$1,022

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	Current		Pro Forma
	Global Allocation 60/40 Portfolio		Global Allocation 60/40 Portfolio (Updated Investment Management Agreement)
	Institutional Class	Class R2	Institutional Class	Class R2
Shareholder Fees (Fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%	0.25%	0.25%	0.25%
Other Expenses:
Shareholder Services Fee	N/A	0.25%^	N/A	0.25%^
Other Expenses	0.02%	0.02%	0.02%	0.02%
Total Other Expenses	0.02%	0.27%	0.02%	0.27%
Acquired Fund Fees and Expenses	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	0.52%	0.77%	0.52%	0.77%
Fee Waiver and/or Expense Reimbursement	0.23%*	0.23%*	0.23%*	0.23%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.29%	0.54%	0.29%	0.54%

^	An amount up to 0.25% of the average net assets of the Portfolio’s Class R2 shares may be used to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the Portfolio’s Class R2 shares (“Shareholder Services Agent”).

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the Global Allocation 60/40 Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Global Allocation 60/40 Portfolio – Institutional Class	$30	$144	$268	$631
Global Allocation 60/40 Portfolio – Class R2	$55	$223	$405	$933
Pro forma – Institutional Class (Updated Investment Management Agreement)	$30	$144	$268	$631
Pro forma – Class R2 (Updated Investment Management Agreement)	$55	$223	$405	$933

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	Current		Pro Forma
	Global Allocation 25/75 Portfolio		Global Allocation 25/75 Portfolio (Updated Investment Management Agreement)
	Institutional Class	Class R2	Institutional Class	Class R2
Shareholder Fees (Fees paid directly from your investment)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%	0.20%	0.20%
Other Expenses:
Shareholder Services Fee	N/A	0.25%^	N/A	0.25%^
Other Expenses	0.03%	0.03%	0.03%	0.03%
Total Other Expenses	0.03%	0.28%	0.03%	0.28%
Acquired Fund Fees and Expenses	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	0.44%	0.69%	0.44%	0.69%
Fee Waiver and/or Expense Reimbursement	0.17%*	0.17%*	0.17%*	0.17%*
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.27%	0.52%	0.27%	0.52%

^	An amount up to 0.25% of the average net assets of the Portfolio’s Class R2 shares may be used to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the Portfolio’s Class R2 shares (“Shareholder Services Agent”).

*	The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

The Expense Example reflects the aggregate estimated annual operating expenses of the Global Allocation 25/75 Portfolio. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Global Allocation 25/75 Portfolio – Institutional Class	$28	$124	$229	$538
Global Allocation 25/75 Portfolio – Class R2	$53	$204	$367	$843
Pro forma – Institutional Class (Updated Investment Management Agreement)	$28	$124	$229	$538
Pro forma – Class R2 (Updated Investment Management Agreement)	$53	$204	$367	$843

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The DFA Investment Trust Company

	Current	Pro Forma
	The U.S. Large Cap Value Series	The U.S. Large Cap Value Series (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.10%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.11%	0.11%

The Expense Example reflects the aggregate estimated annual operating expenses of the The U.S. Large Cap Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
The U.S. Large Cap Value Series – Institutional Class	$11	$35	$62	$141
Pro forma – Institutional Class (Updated Investment Management Agreement)	$11	$35	$62	$141

	Current	Pro Forma
	The Tax-Managed U.S. Marketwide Value Series	The Tax-Managed U.S. Marketwide Value Series (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.21%	0.21%

The Expense Example reflects the aggregate estimated annual operating expenses of The Tax-Managed U.S. Marketwide Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
The Tax-Managed U.S. Marketwide Value Series – Institutional Class	$22	$68	$118	$268
Pro forma – Institutional Class (Updated Investment Management Agreement)	$22	$68	$118	$268

E-1(60)

	Current	Pro Forma
	The DFA International Value Series	The DFA International Value Series (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.22%	0.22%

The Expense Example reflects the aggregate estimated annual operating expenses of The DFA International Value Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
The DFA International Value Series – Institutional Class	$23	$71	$124	$280
Pro forma – Institutional Class (Updated Investment Management Agreement)	$23	$71	$124	$280

	Current	Pro Forma
	The Japanese Small Company Series	The Japanese Small Company Series (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.10%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.13%	0.13%

The Expense Example reflects the aggregate estimated annual operating expenses of The Japanese Small Company Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
The Japanese Small Company Series – Institutional Class	$13	$42	$73	$166
Pro forma – Institutional Class (Updated Investment Management Agreement)	$13	$42	$73	$166

E-1(61)

	Current	Pro Forma
	The Asia Pacific Small Company Series	The Asia Pacific Small Company Series (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.10%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.13%	0.13%

The Expense Example reflects the aggregate estimated annual operating expenses of The Asia Pacific Small Company Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
The Asia Pacific Small Company Series – Institutional Class	$13	$42	$73	$166
Pro forma – Institutional Class (Updated Investment Management Agreement)	$13	$42	$73	$166

	Current	Pro Forma
	The DFA Short-Term Investment Fund	The DFA Short- Term Investment Fund (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.05%	0.05%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.06%	0.06%

The Expense Example reflects the aggregate estimated annual operating expenses of The Dimensional Short-Term Investment Fund. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
The Dimensional Short-Term Investment Fund – Institutional Class	$6	$19	$34	$77
Pro forma – Institutional Class (Updated Investment Management Agreement)	$6	$19	$34	$77

E-1(62)

	Current	Pro Forma
	The United Kingdom Small Company Series	The United Kingdom Small Company Series (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.10%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.11%	0.11%

The Expense Example reflects the aggregate estimated annual operating expenses of The United Kingdom Small Company Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
The United Kingdom Small Company Series – Institutional Class	$11	$35	$62	$141
Pro forma – Institutional Class (Updated Investment Management Agreement)	$11	$35	$62	$141

	Current	Pro Forma
	The Continental Small Company Series	The Continental Small Company Series (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.10%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.13%	0.13%

The Expense Example reflects the aggregate estimated annual operating expenses of The Continental Small Company Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
The Continental Small Company Series – Institutional Class	$13	$42	$73	$166
Pro forma – Institutional Class (Updated Investment Management Agreement)	$13	$42	$73	$166

E-1(63)

	Current	Pro Forma
	The Canadian Small Company Series	The Canadian Small Company Series (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.10%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.12%	0.12%

The Expense Example reflects the aggregate estimated annual operating expenses of The Canadian Small Company Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
The Canadian Small Company Series – Institutional Class	$12	$39	$68	$154
Pro forma – Institutional Class (Updated Investment Management Agreement)	$12	$39	$68	$154

	Current	Pro Forma
	The Emerging Markets Series	The Emerging Markets Series (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.10%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.15%	0.15%

The Expense Example reflects the aggregate estimated annual operating expenses of The Emerging Markets Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
The Emerging Markets Series – Institutional Class	$15	$48	$85	$192
Pro forma – Institutional Class (Updated Investment Management Agreement)	$15	$48	$85	$192

E-1(64)

	Current	Pro Forma
	The Emerging Markets Small Cap Series	The Emerging Markets Small Cap Series (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%	0.20%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.26%	0.26%

The Expense Example reflects the aggregate estimated annual operating expenses of The Emerging Markets Small Cap Series. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
The Emerging Markets Small Cap Series – Institutional Class	$27	$84	$146	$331
Pro forma – Institutional Class (Updated Investment Management Agreement)	$27	$84	$146	$331

Dimensional Emerging Markets Value Fund

	Current	Pro Forma
	Dimensional Emerging Markets Value Fund	Dimensional Emerging Markets Value Fund (Updated Investment Management Agreement)
	Institutional Class	Institutional Class
Shareholder Fees (Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.10%	0.10%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.15%	0.15%

The Expense Example reflects the aggregate estimated annual operating expenses of the Dimensional Emerging Markets Value Fund. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Dimensional Emerging Markets Value Fund – Institutional Class	$15	$48	$85	$192
Pro forma – Institutional Class (Updated Investment Management Agreement)	$15	$48	$85	$192

E-1(65)

Exhibit E-2

FORM OF
DFA INVESTMENT DIMENSIONS GROUP INC.
INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this ____ day of ____________, 201__, by and between DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation (the “Fund”), on behalf of the ___________________ Portfolio (the “Portfolio”), a separate series of the Fund, and DIMENSIONAL FUND ADVISORS LP, a Delaware limited partnership (the “Manager).

1.    Investment Advisory Services. The Fund hereby employs the Manager to manage the investment and reinvestment of the assets of the Portfolio, to review and supervise the investment and reinvestment of the assets of the Portfolio, to determine in its discretion the securities and instruments to be purchased or sold and the portion of the Portfolio’s assets to be uninvested, to provide the Fund with records concerning the Manager’s activities which the Fund is required to maintain, and to render regular reports to the Fund’s officers and the Board of Directors of the Fund (the “Board”), all in compliance with the investment objective(s), policies, and limitations set forth in the Portfolio’s registration statement, and applicable laws and regulations, or as the Fund may instruct the Manager in writing. The Manager accepts such employment and agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the investment advisory services described herein on the terms and for the compensation provided herein.

2.    Portfolio Transactions. The Manager is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best available prices and most favorable executions, except as prescribed herein. It is understood that the Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or to the Portfolio, or be in breach of any obligation owing to the Fund or to the Portfolio under this Agreement, or otherwise, solely by reason of its having caused the Portfolio to pay a member of a securities exchange, a broker, or a dealer a commission for effecting a securities transaction for the Portfolio in excess of the amount of commission another member of an exchange, broker, or dealer would have charged if the Manager determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or the Manager’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Manager will promptly communicate to the officers and directors of the Fund such information relating to transactions for the Portfolio as they may reasonably request.

3.    Non-Investment Advisory Services. The Fund hereby employs the Manager to provide certain non-investment advisory services for the Portfolio, subject to the direction of the officers and the Board of the Fund on the terms hereinafter set forth. Specifically, the Manager shall perform or arrange for the performance, as applicable, at its own expense (except as provided in Section 4 or unless otherwise agreed to by the Manager and the Fund, in which case at the Fund’s expense), the following services to the Fund on behalf of the Portfolio to the extent that any such services are not otherwise provided by any other service provider to the Fund:

(i)	monitor and evaluate the services provided to the Fund for the benefit of the Portfolio by the Portfolio’s custodian, transfer and dividend disbursing agents, printers, insurance carriers (as well as insurance agents and insurance brokers), independent public accountants, legal counsel and other persons and entities who provide similar services to the Fund for the benefit of the Portfolio;

(ii)	monitor the preparation of periodic reports and notices of distributions to shareholders of the Portfolio;

(iii)	coordinate, monitor and evaluate the daily pricing and valuation of the Portfolio’s investment portfolio;

(iv)	monitor the Portfolio’s compliance with recordkeeping requirements of applicable federal, state, and foreign laws and regulations;

(v)	assist the Portfolio to comply with the provisions of applicable federal, state, and foreign tax laws and tax regulations;

(vi)	assist the Portfolio to comply with the provisions of applicable federal, state, local and foreign securities, organizational and other laws that govern the business of the Fund in respect of the Portfolio, including with respect to the preparation of registration statements and other materials in connection with the offering of the Portfolio’s shares;

(vii)	monitor and coordinate the provision of trade administration oversight services to the Portfolio, including settlement oversight services, reconciliation services, collateral management oversight services, and similar services, including recommending corrective action;

(viii)	assist the Portfolio to conduct meetings of the Portfolio’s shareholders if and when called by the Board;

(ix)	furnish such information to the Board as the Board may reasonably require in connection with the annual approval of this Agreement, and coordinate the provision of such other information as the Board may reasonably request; and

E-2(1)

(x)	provide the shareholders of the Portfolio with such information regarding the operation and affairs of the Portfolio, and their investment in its shares, as they or the Fund may reasonably request.

The Manager accepts such employment and agrees to provide or coordinate the provision of the non-investment advisory services specified above in this Section 3 for the compensation provided in Section 5. The Manager is not required at its own expense to provide non-investment advisory services to the Fund under this Agreement except as specified in this Section 3. The Manager may provide additional non-investment advisory services, i.e., those not specified in this Section 3, for the benefit of the Portfolio subject to terms mutually agreed upon by the Fund and the Manager.

Subject to approval or ratification by the Board, the Manager may delegate to one or more entities some or all of the services for the Portfolio described in this Section 3 for which the Manager is responsible, provided that the Manager will be responsible for supervising such entities and paying the compensation, if any, of such entities for such services to the Portfolio, except as otherwise agreed to by the Manager and the Fund.

4.    Expenses of the Fund. Other than as provided for in Sections 1 and 3, the Fund shall be responsible for all of its own fees, expenses, charges, assessments, taxes, and other costs incurred in its operations, whether incurred directly by the Fund or incurred by the Manager on behalf of the Fund (together, “fees and expenses”). Such fees and expenses payable by the Fund shall include, but are not limited to:

i.	Fees and expenses paid to the Manager as provided herein;

ii.	Brokerage fees and commissions in connection with the purchase and sale of securities for the Portfolio;

iii.	Fees and expenses of transfer and dividend disbursing agents, sub-transfer agents, custodians, securities lending agents, administrators and shareholder servicing and record-keeping agents, including the expenses of issue, repurchase or redemption of its shares;

iv.	Fees and expense of registering and maintaining the registration of the Portfolio and its shares under federal and any applicable state laws; including the printing and distribution of prospectuses to its existing shareholders;

v.	Fees and expenses incident to meetings of the shareholders of the Fund, reports to the Portfolio’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Portfolio’s and the Fund’s legal existence;

vi.	Fees and expenses of all audits by independent public accountants;

vii.	Fees and expenses of legal counsel to the Portfolio and/or the Directors, including the legal fees related to the registration and continued qualification of the Portfolio’s shares for sale;

viii.	Compensation of, and fees and expenses incurred by those individuals serving as, Directors who are not directors, officers, employees or shareholders of the Manager or any of its affiliates;

ix.	Fees and expenses relating to the pricing and return data of Portfolio assets and related indices to the extent necessary for disclosure in regulatory filings for the Fund, including expenses of obtaining quotations for calculating the value of the Portfolio’s net assets;

x.	The Portfolio’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums;

xi.	The Portfolio’s pro-rata portion of fees and expenses in connection with membership in investment company organizations or trade associations, as approved by the Board;

xii.	Salaries and other compensation, in whole or in part, of officers and employees of the Fund who are not officers, directors, or employees of the Manager or its affiliates (provided, however, notwithstanding the employment of officers or personnel by the Manager, the Fund shall be responsible for its pro rata portion of any salary and other compensation as may be payable to the Fund’s chief compliance officer;

xiii.	Fees and expenses incident to meetings of the Board of Directors/Board of Trustees of the Fund;

xiv.	Taxes and other governmental fees levied against the Portfolio, and the preparation of the Fund’s tax returns;

xv.	Investment fees and expenses of the Portfolio, including the interest expense of borrowing money;

xvi.	Fees and expenses associated with obtaining tax reclaims for the Portfolio;

xvii.	Fees and expenses associated with preparing the Portfolio’s filings with the Securities and Exchange Commission, Commodity Futures Trading Commission, National Futures Association, or other government agency or regulatory body and any costs associated with disclosure, reporting and recordkeeping requirements with respect to such filings;

E-2(2)

xviii.	Fees and expenses associated with regulatory inquiries and examinations, regulatory proceedings, and regulatory investigations of the Portfolio;

xix.	Fees and expenses incurred in connection with any litigation or regulatory proceeding, including class action proceedings, bankruptcy proceedings, and responses to subpoenas of any kind;

xx.	Extraordinary fees and expenses of the Portfolio;

xxi.	Fees and expenses associated with trade administration oversight services with respect to reconciliations, including: (a) assistance with Portfolio valuation and tax lot accounting; (b) daily reconciliation of the Portfolio’s cash and positions with the Portfolio’s custodians; (c) detailed reconciliations of the Portfolio’s net asset value; and (d) maintenance of books and records of portfolio transactions;

xxii.	Fees and expenses associated with trade administration oversight services with respect to settlement oversight, including: (a) capturing information for trades executed for the Portfolio and corporate action elections and transmitting such information to custodians, other fund service providers and other third parties such as securities lending agents; and (b) coordinating with custodians and brokers to identify, investigate and resolve all unmatched and failed trades and matters related to corporate actions;

xxiii.	Fees and expenses associated with trade administration oversight services with respect to collateral management oversight, including: (a) the administration of the Portfolio’s margin accounts; (b) calculation and management of daily margin calls; (c) transmission of instructions related to collateral settlement; and (d) reviews of collateral eligibility and substitute collateral;

xxiv.	Fees and expenses related to the Portfolio’s, not the Manager’s, compliance program;

xxv.	Fees and expenses associated with oversight of the securities lending activities of the Portfolio to the extent permissible by law; and

xxvi.	Fees and expenses associated with the voting of proxies (or other requests for consent or approval of interest holders) with respect to securities or other assets held by the Portfolio, including certain research services, as approved by the Board.

The Portfolio, at its expense, may enter into agreements with one or more entities (including the Manager) to perform some or all of the services related to the fees and expenses of the Portfolio specified above in this Section 4 or such other services that may be requested by the Board from time to time. Payment by the Manager of the fees and expenses that shall be borne by the Portfolio under this Agreement shall not prejudice the Manager’s right to seek reimbursement for such fees and expenses or to provide for the future payment by the Portfolio of such fees and expenses.

In carrying out its responsibilities under Section 3 of the Agreement, to the extent the Manager deems necessary or desirable and at the expense of the Portfolio, the Manager shall be entitled to consult with, and obtain the assistance of, the persons described in clause (i) of Section 3 that provide services to the Fund.

To the extent there is uncertainty as to whether a fee or expense should be borne by the Fund, the Board will have discretion to determine, in consultation with the Manager and consistent with applicable law, whether the Fund will bear such fee or expense.

5.    Compensation of the Manager. For the services to be rendered by the Manager as provided in this Agreement, the Fund shall pay to the Manager a fee computed on the aggregate net asset value of the Portfolio as of the close of each business day and payable monthly at the annual rate of 0.__%. In the event that this Agreement is terminated at other than a month-end, the fee for such month shall be prorated, as applicable.

6.    Reports. The Fund and the Manager agree to furnish to each other information with regard to their respective affairs as each may reasonably request.

7.    Status of the Manager. The services of the Manager to the Fund, or with respect to the Portfolio, are not to be deemed exclusive, and the Manager shall be free to render similar services to others, as long as its services to the Fund or to the Portfolio are not impaired thereby. The Manager shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way, or otherwise be deemed an agent of the Fund.

8.    Liability of the Manager. No provision of this Agreement shall be deemed to protect the Manager against any liability to the Fund or the shareholders of the Portfolio to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

E-2(3)

9.    Permissible Interests. Subject to and in accordance with the charters of the Fund and the Manager, respectively, directors, officers, and shareholders of the Fund are or may be interested in the Manager (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Manager are or may be interested in the Fund as directors, officers, shareholders, or otherwise; and the Manager (or any successor) is or may be interested in the Fund as a shareholder or otherwise, and the effect of any such interrelationships shall be governed by said charters and the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”).

10.    Duration and Termination. This Agreement shall become effective on __________, 201__ and shall continue in effect until__________, 201__, and thereafter, only if such continuance is approved at least annually by a vote of the Fund’s Board of Directors, including the vote of a majority of the directors who are not parties to this Agreement or interested persons of any such party, cast in person, at a meeting called for the purpose of voting such approval. In addition, the question of continuance of this Agreement may be presented to the shareholders of the Portfolio; in such event, such continuance shall be effected only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of the Portfolio.

This Agreement may at any time be terminated without payment of any penalty either by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Portfolio, on not more than (60) sixty days’ written notice to the Manager.

This Agreement shall automatically terminate in the event of its assignment.

This Agreement may be terminated by the Manager after ninety (90) days’ written notice to the Fund.

Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at any office of such party.

As used in this Section, the terms “assignment,” “interested persons,” “voting securities,” and a “majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19), Section 2(a)(42) of the 1940 Act and Rule 18f 2 thereunder.

11.    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

12.    Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Texas.

13.    Use of Names. The Manager and the Fund agree that the Manager has a proprietary interest in the names “DFA” and “Dimensional,” and that the Fund and/or Portfolio may use such names only as permitted by the Manager, and the Fund further agrees to cease use of such names promptly after receipt of a written request to do so from the Manager.

IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed this ____ day of ____________, 201__.

DIMENSIONAL FUND ADVISORS LP		DFA INVESTMENT DIMENSIONS GROUP INC.

By:	DIMENSIONAL HOLDINGS INC., General Partner

By:		By:
	Name		Name
	Title		Title

E-2(4)

Exhibit E-3

Advisory and Administration Fees Paid to Dimensional

Name of Fund	Rate of compensation under Investment Advisory Agreement	Aggregate amount of advisory fees (before and after waivers/recoupments) paid to the Advisor during the last fiscal year	Aggregate amount of administration fees (before and after waivers) paid to the Advisor during the last fiscal year
DFA Investment Dimensions Group Inc.
Enhanced U.S. Large Company Portfolio[1]	0.05%	$103,000	$310,000
U.S. Large Cap Equity Portfolio	0.15%	$297,000 ($268,000 after waiver)	N/A
U.S. Small Cap Value Portfolio[1]	0.20%	$21,412,000	$32,118,000
U.S. Targeted Value Portfolio[1]	0.10%	$4,941,000	$12,352,000
U.S. Core Equity 1 Portfolio	0.17%	$15,551,000	N/A
U.S. Core Equity 2 Portfolio	0.20%	$22,906,000	N/A
U.S. Vector Equity Portfolio	0.30%	$9,637,000	N/A
U.S. Small Cap Portfolio[1]	0.03%	$2,525,000	$26,929,000
U.S. Micro Cap Portfolio[1]	0.10%	$4,842,000	$19,369,000
DFA Real Estate Securities Portfolio	0.17%	$9,263,000 ($8,867,000 after waiver)	N/A
Large Cap International Portfolio	0.25%	$7,471,000	N/A
International Core Equity Portfolio	0.35%	$39,037,000	N/A
DFA International Real Estate Securities Portfolio	0.35%	$8,947,000	N/A
DFA International Small Cap Value Portfolio	0.65%	$77,966,000	N/A
International Vector Equity Portfolio	0.45%	$5,621,000	N/A
Emerging Markets Core Equity Portfolio	0.55%	$79,177,000	N/A
DFA One-Year Fixed Income Portfolio[1]	0.05%	$4,378,000	$8,759,000
DFA Two-Year Global Fixed Income Portfolio[1]	0.05%	$2,951,000	$5,903,000
DFA Selectively Hedged Global Fixed Income Portfolio	0.15%	$1,516,000	N/A
DFA Five-Year Global Fixed Income Portfolio	0.25%	$21,850,000	N/A
DFA World ex U.S. Government Fixed Income Portfolio	0.18%	$524,000	N/A
DFA Short-Term Government Portfolio	0.17%	$3,236,000	N/A
DFA Intermediate Government Fixed Income Portfolio	0.10%	$3,619,000	N/A
DFA Short-Term Extended Quality Portfolio	0.20%	$6,957,000	N/A
DFA Intermediate-Term Extended Quality Portfolio	0.20%	$3,505,000	N/A
DFA Inflation-Protected Securities Portfolio	0.10%	$2,542,000	N/A
DFA Short-Duration Real Return Portfolio	0.20%	$700,000	N/A
DFA Short-Term Municipal Bond Portfolio	0.20%	$4,001,000	N/A
DFA Intermediate-Term Municipal Bond Portfolio	0.20%	$770,000	N/A

E-3(1)

Name of Fund	Rate of compensation under Investment Advisory Agreement	Aggregate amount of advisory fees (before and after waivers/recoupments) paid to the Advisor during the last fiscal year	Aggregate amount of administration fees (before and after waivers) paid to the Advisor during the last fiscal year
DFA California Short-Term Municipal Bond Portfolio	0.20%	$1,225,000	N/A
DFA California Intermediate-Term Municipal Bond Portfolio	0.20%	$236,000	N/A
DFA Municipal Real Return Portfolio*	0.20%	N/A	N/A
Tax-Managed U.S. Targeted Value Portfolio	0.42%	$14,335,000	N/A
Tax-Managed U.S. Equity Portfolio[1]	0.05%	$1,078,000	$3,235,000 ($3,166,000 after waiver)
Tax-Managed U.S. Small Cap Portfolio	0.50%	$9,976,000	N/A
T.A. U.S. Core Equity 2 Portfolio	0.22%	$10,157,000	N/A
Tax-Managed DFA International Value Portfolio	0.50%	$14,928,000	N/A
T.A. World ex U.S. Core Equity Portfolio	0.40%	$7,688,000	N/A
U.S. Social Core Equity 2 Portfolio	0.25%	$1,144,000	N/A
U.S. Sustainability Core 1 Portfolio	0.29%	$1,030,000	N/A
International Sustainability Core 1 Portfolio	0.42%	$1,156,000	N/A
DFA International Value ex Tobacco Portfolio	0.45%	$345,000 ($353,000 after recoupment of fees previously waived)	N/A
International Social Core Equity Portfolio	0.37%	$783,000 ($849,000 after waiver)	N/A
Emerging Markets Social Core Equity Portfolio	0.55%	$4,439,000	N/A
CSTG&E U.S. Social Core Equity 2 Portfolio	0.27%	$247,000	N/A
CSTG&E International Social Core Equity Portfolio	0.42%	$475,000	N/A
DFA Commodity Strategy Portfolio	0.30%	$3,648,000 ($3,008,000 after waiver)	N/A
U.S. Large Cap Growth Portfolio	0.17%	$557,000 ($496,000 after waiver)	N/A
U.S. Small Cap Growth Portfolio	0.35%	$529,000 ($511,000 after waiver)	N/A
International Large Cap Growth Portfolio	0.25%	$214,000 ($153,000 after waiver)	N/A
International Small Cap Growth Portfolio	0.50%	$297,000 ($198,000 after waiver)	N/A
Dimensional Retirement Fixed Income Fund III	0.30%	$4,000 ($0 after waiver)	N/A
Feeder Funds
U.S. Large Cap Value Portfolio	0.00%	$16,749,000[2]	$20,484,000
Japanese Small Company Portfolio	0.00%	$2,353,000[2]	$1,757,000
Asia Pacific Small Company Portfolio	0.00%	$1,392,000[2]	$1,488,000

E-3(2)

Name of Fund	Rate of compensation under Investment Advisory Agreement	Aggregate amount of advisory fees (before and after waivers/recoupments) paid to the Advisor during the last fiscal year	Aggregate amount of administration fees (before and after waivers) paid to the Advisor during the last fiscal year
United Kingdom Small Company Portfolio	0.00%	$2,100,000[2]	$153,000 ($141,000 after waiver)
Continental Small Company Portfolio	0.00%	$3,415,000[2]	$728,000
Emerging Markets Portfolio	0.00%	$3,968,000[2]	$15,438,000
Emerging Markets Value Portfolio	0.00%	$19,212,000[2]	$76,112,000
Emerging Markets Small Cap Portfolio	0.00%	$8,929,000[2]	$19,823,000
Tax-Managed U.S. Marketwide Value Portfolio	0.00%	$9,619,000[2]	$5,116,000
LWAS/DFA International High Book to Market Portfolio	0.00%	$18,658,000[2]	$8,000
Funds of Funds
International Small Company Portfolio	0.40%	$7,962,000[3]	$36,252,000
DFA Global Real Estate Securities Portfolio	0.27%	$6,955,000 ($1,062,000 after waiver)	N/A
World ex U.S. Value Portfolio	0.47%	$554,000 ($330,000 after waiver)	N/A
World ex U.S. Targeted Value Portfolio	0.58%	$813,000 ($145,000 after waiver)	N/A
World ex U.S. Core Equity Portfolio	0.40%	$938,000 ($0 after waiver)	N/A
Selectively Hedged Global Equity Portfolio	0.30%	$329,000 ($14,000 after waiver)	N/A
DFA Investment Grade Portfolio	0.20%	$3,955,000	N/A
World Core Equity (Formerly Dimensional Retirement Equity Fund II)	0.30%	$81,000 ($0 after waiver)	N/A
Dimensional Investment Group Inc.
U.S. Large Company Portfolio[1]	0.025%	$1,326,000	$1,857,000 ($1,777,000 after waiver)
LWAS/DFA Two-Year Fixed Income Portfolio	0.15%	$147,000	N/A
LWAS/DFA Two-Year Government Portfolio	0.15%	$219,000	N/A
Feeder Funds
DFA International Value Portfolio	0.00%	$18,658,000[2]	$13,943,000
LWAS/DFA U.S. High Book to Market Portfolio	0.00%	$16,749,000[2]	$7,000
U.S. Large Cap Value Portfolio II	0.00%	$16,749,000[2]	$17,000
U.S. Large Cap Value Portfolio III	0.00%	$16,749,000[2]	$285,000
DFA International Value Portfolio II	0.00%	$18,658,000[2]	$12,000
DFA International Value Portfolio III	0.00%	$18,658,000[2]	$181,000
DFA International Value Portfolio IV	0.00%	$18,658,000[2]	$80,000
Tax-Managed U.S. Marketwide Value Portfolio II	0.00%	$9,619,000[2]	N/A
Emerging Markets Portfolio II	0.00%	$3,968,000[2]	$161,000

E-3(3)

Name of Fund	Rate of compensation under Investment Advisory Agreement	Aggregate amount of advisory fees (before and after waivers/recoupments) paid to the Advisor during the last fiscal year	Aggregate amount of administration fees (before and after waivers) paid to the Advisor during the last fiscal year
Funds of Funds
Global Equity Portfolio	0.00%	$0[4]	$10,438,000 ($177,000 after waiver)
Global Allocation 60/40 Portfolio	0.00%	$0[4]	$5,427,000 ($421,000 after waiver)
Global Allocation 25/75 Portfolio	0.00%	$0[4]	$1,233,000 ($177,000 after waiver)
The DFA Investment Trust Company (Master Funds)
The U.S. Large Cap Value Series	0.10%	$16,749,000	N/A
The Tax-Managed U.S. Marketwide Value Series	0.20%	$9,619,000	N/A
The DFA International Value Series	0.20%	$18,658,000	N/A
The Japanese Small Company Series	0.10%	$2,353,000	N/A
The Asia Pacific Small Company Series	0.10%	$1,392,000	N/A
The United Kingdom Small Company Series	0.10%	$2,100,000	N/A
The Continental Small Company Series	0.10%	$3,415,000	N/A
The Canadian Small Company Series	0.10%	$857,000	N/A
The Emerging Markets Series	0.10%	$3,968,000	N/A
The Emerging Markets Small Cap Series	0.20%	$8,929,000	N/A
The DFA Short Term Investment Fund	0.05%	$11,089,000	N/A
Dimensional Emerging Markets Value Fund (Master Fund)
Dimensional Emerging Markets Value Fund	0.10%	$19,212,000	N/A

*	The DFA Municipal Real Return Portfolio commenced operations on November 4, 2014.

[1]	Effective February 28, 2014, the Investment Advisory Agreement and Administration Agreement for each of these Funds were combined into an Investment Management Agreement that provides for an investment management fee payable to the Advisor for both investment advisory services and administrative services. The agreements were combined pursuant to SEC interpretive guidance, which allows an investment company’s board of directors/trustees to combine the terms of the investment company’s separate investment advisory and administration agreements into a single management agreement, subject to certain conditions, without obtaining shareholder approval. Accordingly, effective February 28, 2014, each Fund is subject to a monthly combined investment management fee based on average net assets equal to one-twelfth of the percentages listed below:

Fund	Combined Investment Management Fee
Enhanced U.S. Large Company Portfolio	0.20%
U.S. Small Cap Value Portfolio	0.50%
U.S. Targeted Value Portfolio	0.35%
U.S. Small Cap Portfolio	0.35%
U.S. Micro Cap Portfolio	0.50%
DFA One-Year Fixed Income Portfolio	0.15%
DFA Two-Year Global Fixed Income Portfolio	0.15%
Tax-Managed U.S. Equity Portfolio	0.20%
U.S. Large Company Portfolio	0.06%

[2]	Each Feeder Fund indirectly pays management fees through the Master Fund in which it invests. However, the Master Fund has more than one Feeder Fund and/or direct investor and the dollar amount in the above table represents the total dollar amount of management fees paid by the Master Fund to the Advisor.

[3]	Each of the underlying funds in which the Fund invests its assets has more than one Fund that invests in such underlying fund (which are also included elsewhere in this table). The dollar amount represents the total dollar amount of management fees attributable to this Fund paid by each underlying fund to the Advisor.

[4]	The Advisor is paid no fee for the services it provides as investment advisor to the Fund. As a shareholder of the underlying funds, the Fund pays its proportionate shares of the management fees paid to the Advisor by the underlying funds.

E-3(4)

Exhibit E-4

Date of Each Investment Advisory Agreement, Date Each Investment Advisory Agreement
Was Last Submitted to Shareholders and the Purpose of Submission to Shareholders

Name of Fund	Date of Investment Advisory Agreement	Date Investment Advisory Agreement was last submitted to shareholders	The purpose of submission to shareholders
DFA Investment Dimensions Group Inc.
Enhanced U.S. Large Company Portfolio[1,2]	02/08/1996	07/02/1996	Approval by initial sole shareholder
U.S. Large Cap Equity Portfolio	06/17/2013	06/19/2013	Approval by initial sole shareholder
U.S. Small Cap Value Portfolio[1,2]	01/06/1993, amended 03/27/2001	12/17/1992	Approval by initial sole shareholder
U.S. Targeted Value Portfolio[1,2]	11/28/1997, amended 03/27/2001 and 12/01/2006	12/01/1997	Approval by initial sole shareholder
U.S. Core Equity 1 Portfolio	09/13/2005	09/14/2005	Approval by initial sole shareholder
U.S. Core Equity 2 Portfolio	09/13/2005	09/14/2005	Approval by initial sole shareholder
U.S. Vector Equity Portfolio	09/13/2005	12/29/2005	Approval by initial sole shareholder
U.S. Small Cap Portfolio[1,2]	01/06/1993, amended 03/27/2001	12/17/1992	Approval by initial sole shareholder
U.S. Micro Cap Portfolio[1,2]	11/28/1997, amended 03/27/2001	11/30/1997	Approval by initial sole shareholder
DFA Real Estate Securities Portfolio	09/21/1992, amended 12/20/1996	09/21/1992	Approval by initial sole shareholder
Large Cap International Portfolio	04/02/1991	04/02/1991	Approval by initial sole shareholder
International Core Equity Portfolio	09/13/2005	09/14/2005	Approval by initial sole shareholder
DFA International Real Estate Securities Portfolio	12/05/2006	02/28/2007	Approval by initial sole shareholder
DFA International Small Cap Value Portfolio	12/20/1994	12/29/1994	Approval by initial sole shareholder
International Vector Equity Portfolio	06/23/2008	07/28/2008	Approval by initial sole shareholder
Emerging Markets Core Equity Portfolio	03/30/2005	04/04/2005	Approval by initial sole shareholder
DFA One-Year Fixed Income Portfolio[1,2]	01/06/1993	12/17/1992	Approval by initial sole shareholder
DFA Two-Year Global Fixed Income Portfolio[1,2]	02/08/1996	02/09/1996	Approval by initial sole shareholder
DFA Selectively Hedged Global Fixed Income Portfolio	01/07/2008	01/08/2008	Approval by initial sole shareholder
DFA Five-Year Global Fixed Income Portfolio	09/24/1990	09/24/1990	Approval by initial sole shareholder

E-4(1)

Name of Fund	Date of Investment Advisory Agreement	Date Investment Advisory Agreement was last submitted to shareholders	The purpose of submission to shareholders
DFA World ex U.S. Government Fixed Income Portfolio	10/27/2011	11/22/2011	Approval by initial sole shareholder
DFA Short-Term Government Portfolio	05/13/87 – amended and restated 02/28/10	05/04/1987	Approval by initial sole shareholder
DFA Intermediate Government Fixed Income Portfolio	09/24/1990	09/24/1990	Approval by initial sole shareholder
DFA Short-Term Extended Quality Portfolio	03/05/2009	03/03/2009	Approval by initial sole shareholder
DFA Intermediate-Term Extended Quality Portfolio	07/14/2010	07/15/2010	Approval by initial sole shareholder
DFA Inflation-Protected Securities Portfolio	09/12/2006	09/15/2006	Approval by initial sole shareholder
DFA Short-Duration Real Return Portfolio	10/01/2013	10/31/2013	Approval by initial sole shareholder
DFA Short-Term Municipal Bond Portfolio	07/30/2002	08/13/2002	Approval by initial sole shareholder
DFA Intermediate-Term Municipal Bond Portfolio	12/16/2011	01/04/2012	Approval by initial sole shareholder
DFA California Short-Term Municipal Bond Portfolio	03/30/2007	03/30/2007	Approval by initial sole shareholder
DFA California Intermediate-Term Municipal Bond Portfolio	02/28/2011	11/09/2011	Approval by initial sole shareholder
DFA Municipal Real Return Portfolio	10/09/2014	11/03/2014	Approval by initial sole shareholder
Tax-Managed U.S. Targeted Value Portfolio	12/07/1998, amended 03/27/2001, and 03/30/2007	12/07/1998	Approval by initial sole shareholder
Tax-Managed U.S. Equity Portfolio[1,2]	07/26/2001, amended 09/21/2001	09/21/2001	Approval by initial sole shareholder
Tax-Managed U.S. Small Cap Portfolio	12/07/1998, amended 03/27/2001, and 03/30/2007	12/07/1998	Approval by initial sole shareholder
T.A. U.S. Core Equity 2 Portfolio	03/30/2007	10/03/2007	Approval by initial sole shareholder
Tax-Managed DFA International Value Portfolio	12/07/1998, amended 03/27/2001, and 03/30/2007	12/07/1998	Approval by initial sole shareholder
T.A. World ex U.S. Core Equity Portfolio	02/26/2008	02/26/2008	Approval by initial sole shareholder
U.S. Social Core Equity 2 Portfolio	07/06/2007	09/19/2007	Approval by initial sole shareholder
U.S. Sustainability Core 1 Portfolio	01/14/2008	03/07/2008	Approval by initial sole shareholder
International Sustainability Core 1 Portfolio	01/14/2008	03/07/2008	Approval by initial sole shareholder

E-4(2)

Name of Fund	Date of Investment Advisory Agreement	Date Investment Advisory Agreement was last submitted to shareholders	The purpose of submission to shareholders
DFA International Value ex Tobacco Portfolio	06/23/2008	06/27/2008	Approval by initial sole shareholder
International Social Core Equity Portfolio	10/23/2012	10/31/2012	Approval by initial sole shareholder
Emerging Markets Social Core Equity Portfolio	08/07/2006	08/30/2006	Approval by initial sole shareholder
CSTG&E U.S. Social Core Equity 2 Portfolio	07/21/2007	08/03/2007	Approval by initial sole shareholder
CSTG&E International Social Core Equity Portfolio	07/21/2007	08/03/2007	Approval by initial sole shareholder
DFA Commodity Strategy Portfolio	11/05/2010	11/08/2010	Approval by initial sole shareholder
U.S. Large Cap Growth Portfolio	12/19/2012	12/19/2012	Approval by initial sole shareholder
U.S. Small Cap Growth Portfolio	12/19/2012	12/19/2012	Approval by initial sole shareholder
International Large Cap Growth Portfolio	12/19/2012	12/19/2012	Approval by initial sole shareholder
International Small Cap Growth Portfolio	12/19/2012	12/19/2012	Approval by initial sole shareholder
Dimensional Retirement Fixed Income Fund III	07/25/2011	02/27/2012	Approval by initial sole shareholder
Feeder Funds
U.S. Large Cap Value Portfolio	02/28/2010	07/08/2009	Approved certain limited advisory services at special joint meeting of shareholders
Japanese Small Company Portfolio	02/28/2010	06/02/2009	Approved certain limited advisory services at special joint meeting of shareholders
Asia Pacific Small Company Portfolio	02/28/2010	06/02/2009	Approved certain limited advisory services at special joint meeting of shareholders
United Kingdom Small Company Portfolio	02/28/2010	06/02/2009	Approved certain limited advisory services at special joint meeting of shareholders
Continental Small Company Portfolio	02/28/2010	06/02/2009	Approved certain limited advisory services at special joint meeting of shareholders
Emerging Markets Portfolio	02/28/2010	07/08/2009	Approved certain limited advisory services at special joint meeting of shareholders

E-4(3)

Name of Fund	Date of Investment Advisory Agreement	Date Investment Advisory Agreement was last submitted to shareholders	The purpose of submission to shareholders
Emerging Markets Value Portfolio	02/28/2010	06/02/2009	Approved certain limited advisory services at special joint meeting of shareholders
Emerging Markets Small Cap Portfolio	02/28/2010	07/08/2009	Approved certain limited advisory services at special joint meeting of shareholders
Tax-Managed U.S. Marketwide Value Portfolio	02/28/2010	07/08/2009	Approved certain limited advisory services at special joint meeting of shareholders
LWAS/DFA International High Book to Market Portfolio	02/28/2010	07/08/2009	Approved certain limited advisory services at special joint meeting of shareholders
Funds of Funds
International Small Company Portfolio	08/08/1996	08/09/1996	Approval by initial sole shareholder
DFA Global Real Estate Securities Portfolio	04/23/2008	06/03/2008	Approval by initial sole shareholder
World ex U.S. Value Portfolio	08/10/2010	08/17/2010	Approval by initial sole shareholder
World ex U.S. Targeted Value Portfolio	10/23/2012	10/31/2012	Approval by initial sole shareholder
World ex U.S. Core Equity Portfolio	04/02/2013	04/05/2013	Approval by initial sole shareholder
Selectively Hedged Global Equity Portfolio	10/27/2011	11/09/2011	Approval by initial sole shareholder
DFA Investment Grade Portfolio	02/28/2011	03/04/2011	Approval by initial sole shareholder
World Core Equity Portfolio	07/25/2011	02/27/2012	Approval by initial sole shareholder
Dimensional Investment Group Inc.
U.S. Large Company Portfolio[1,2]	12/1/1995	11/30/1995	Approved new advisory agreements at special joint meeting of shareholders
LWAS/DFA Two-Year Fixed Income Portfolio	11/30/1997 amended 7/27/2000, 3/19/2002, and 10/28/2004	05/16/1996	Approved new advisory agreements at special joint meeting of shareholders
LWAS/DFA Two-Year Government Portfolio	11/30/1997 amended 7/27/2000, and 10/28/2004	05/16/1996	Approved new advisory agreements at special joint meeting of shareholders
Feeder Funds
DFA International Value Portfolio	02/28/2010	07/08/2009	Approved certain limited advisory services at special joint meeting of shareholders

E-4(4)

Name of Fund	Date of Investment Advisory Agreement	Date Investment Advisory Agreement was last submitted to shareholders	The purpose of submission to shareholders
LWAS/DFA U.S. High Book to Market Portfolio	02/28/2010	07/08/2009	Approved certain limited advisory services at special joint meeting of shareholders
U.S. Large Cap Value Portfolio II	02/28/2010	06/05/2009	Approved certain limited advisory services at special joint meeting of shareholders
U.S. Large Cap Value Portfolio III	02/28/2010	07/08/2009	Approved certain limited advisory services at special joint meeting of shareholders
DFA International Value Portfolio II	02/28/2010	06/05/2009	Approved certain limited advisory services at special joint meeting of shareholders
DFA International Value Portfolio III	02/28/2010	07/08/2009	Approved certain limited advisory services at special joint meeting of shareholders
DFA International Value Portfolio IV	02/28/2010	06/05/2009	Approved certain limited advisory services at special joint meeting of shareholders
Tax-Managed U.S. Marketwide Value Portfolio II	02/28/2010	07/08/2009	Approved certain limited advisory services at special joint meeting of shareholders
Emerging Markets Portfolio II	02/28/2010	06/05/2009	Approved certain limited advisory services at special joint meeting of shareholders
Funds of Funds
Global Equity Portfolio	12/23/2003	12/23/2003	Approval by initial sole shareholder
Global Allocation 60/40 Portfolio	12/23/2003	12/23/2003	Approval by initial sole shareholder
Global Allocation 25/75 Portfolio	12/23/2003	12/23/2003	Approval by initial sole shareholder
The DFA Investment Trust Company
The U.S. Large Cap Value Series	01/06/1993	12/17/1992	Approval by initial sole shareholder
The Tax-Managed U.S. Marketwide Value Series	12/07/1998	12/07/1998	Approval by initial sole shareholder
The DFA International Value Series	12/01/1993	02/15/1994	Approval by initial sole shareholder
The Japanese Small Company Series	08/07/1996	08/09/1996	Approval by initial sole shareholder

E-4(5)

Name of Fund	Date of Investment Advisory Agreement	Date Investment Advisory Agreement was last submitted to shareholders	The purpose of submission to shareholders
The Asia Pacific Small Company Series	08/07/1996, amended 10/21/2005	08/09/1996	Approval by initial sole shareholder
The United Kingdom Small Company Series	08/07/1996	08/09/1996	Approval by initial sole shareholder
The Continental Small Company Series	08/07/1996	08/09/1996	Approval by initial sole shareholder
The Canadian Small Company Series	03/30/2007	03/30/2007	Approval by initial sole shareholder
The Emerging Markets Series	01/11/1994	04/01/1994	Approval by initial sole shareholder
The Emerging Markets Small Cap Series	10/18/1996	12/01/1996	Approval by initial sole shareholder
The DFA Short Term Investment Fund	01/14/2010	01/15/2010	Approval by initial sole shareholder
Dimensional Emerging Markets Value Fund
Dimensional Emerging Markets Value Fund	10/30/2009	10/30/2009	Approved agreement and plan of reorganization

[1]	The Fund, which initially operated in a master-feeder structure, was “collapsed” or merged in a transaction in which a master fund (which was a series of DFAITC) combined with the Fund. The Fund was the master fund’s sole feeder portfolio at the time of the collapse. The Board approved the collapse in reliance on an SEC no-action letter, which allowed the Fund to enter into an Investment Advisory Agreement with the Advisor, without obtaining shareholder approval, based on the master fund’s Investment Advisory Agreement that was in place at the time of the collapse. Accordingly, the date of Investment Advisory Agreement and date it was last submitted to shareholders reflects the date of the previous master fund’s Investment Advisory Agreement and the date it was last submitted to shareholders.

[2]	Effective February 28, 2014, the Investment Advisory Agreement and Administration Agreement for each of these Funds were combined into an Investment Management Agreement that provides for an investment management fee payable to the Advisor for both investment advisory services and administrative services. The agreements were combined pursuant to SEC interpretive guidance, which allows an investment company’s board of directors/trustees to combine the terms of the investment company’s separate investment advisory and administration agreements into a single management agreement, subject to certain conditions, without obtaining shareholder approval.

E-4(6)

Exhibit E-5

List of Funds Advised or Sub-advised by Dimensional that Have Similar Investment Mandates, the Investment Advisory/Management Fees Charged for Such Services and the Asset Size of the Fund
Funds with Similar Investment Mandates	Advisory/Management Fee Rates[1]	Net Assets as of October 31, 2014
1. US All Cap Core Equity Funds
Dimensional Funds
U.S. Core Equity 1 Portfolio	0.17%	$10,780,830,000
U.S. Core Equity 2 Portfolio	0.20%	$12,919,176,000
U.S. Vector Equity Portfolio	0.30%	$3,501,319,000
U.S. Social Core Equity 2 Portfolio	0.25%	$510,366,000
U.S. Sustainability Core 1 Portfolio	0.29%	$426,547,000
CSTG&E U.S. Social Core Equity 2 Portfolio	0.27%	$91,842,000
Tax-Managed U.S. Equity Portfolio	0.20%[2]	$2,311,451,000
T.A. U.S. Core Equity 2 Portfolio	0.22%	$5,056,211,000
Non-Dimensional Funds
JNL Series Trust – JNL/DFA U.S. Core Equity Fund	$0 to $100 million – 0.17% Over $100 million – 0.12%	$657,226,000
SA Funds Investment Trust – SA U.S. Core Market Fund	0.0462%	$692,340,000
2. US Growth Equity Funds
Dimensional Funds
U.S. Large Cap Growth Portfolio	0.17%[3]	$508,736,000
U.S. Small Cap Growth Portfolio	0.35%[3]	$181,619,000
3. US All Cap Value Equity Funds
Dimensional Funds
The Tax-Managed U.S. Marketwide Value Series (Master Fund)	0.20%	$5,143,977,000
Tax-Managed U.S. Marketwide Value Portfolio (Feeder Fund)	0.35%[4]	$3,664,174,000
Tax-Managed U.S. Marketwide Value Portfolio II (Feeder Fund)	0.20%[4]	$1,480,557,000
4. US Large Cap Equity Funds
Dimensional Funds
U.S. Large Cap Equity Portfolio	0.15%[3]	$274,955,000
U.S. Large Company Portfolio	0.06%[2]	$5,668,374,000
Enhanced U.S. Large Company Portfolio	0.20%[2]	$216,719,000
5. US Large Cap Value Equity Funds
Dimensional Funds
The U.S. Large Cap Value Series (Master Fund)	0.10%	$18,376,682,000
U.S. Large Cap Value Portfolio (Feeder Fund)	0.25%[4]	$15,146,981,000
U.S. Large Cap Value Portfolio II (Feeder Fund)	0.11%[4]	$174,103,000
U.S. Large Cap Value Portfolio III (Feeder Fund)	0.11%[4]	$2,992,619,000
LWAS/DFA U.S. High Book to Market Portfolio (Feeder Fund)	0.11%[4]	$68,214,000

E-5(1)

Funds with Similar Investment Mandates	Advisory/Management Fee Rates[1]	Net Assets as of October 31, 2014
VA U.S. Large Value Portfolio	0.25%	$258,705,000
Non-Dimensional Fund
SA Funds Investment Trust – SA U.S. Value Fund	0.10%	$537,868,000
6. US SMID Cap Value Equity Funds
Dimensional Funds
U.S. Targeted Value Portfolio	0.35%[2]	$5,590,907,000
VA U.S. Targeted Value Portfolio	0.35%	$206,769,000
Tax-Managed U.S. Targeted Value Portfolio	0.42%	$3,572,307,000
Non-Dimensional Funds
John Hancock Variable Insurance Trust – Small Cap Opportunities Trust	0.40%	$142,826,000
John Hancock Funds II – Small Cap Opportunities Fund	0.40%	$93,958,000
7. US Small Cap Equity Funds
Dimensional Funds
U.S. Small Cap Portfolio	0.35%[2]	$9,247,716,000
Tax-Managed U.S. Small Cap Portfolio	0.50%	$2,092,558,000
Non-Dimensional Funds
SA Funds Investment Trust – SA U.S. Small Company Fund	0.35%	$390,989,000
8. US Small Cap Value Equity Funds
Dimensional Fund
U.S. Small Cap Value Portfolio	0.50%[2]	$11,512,306,000
Non-Dimensional Funds
Nationwide Mutual Funds – Nationwide U.S. Small Cap Value Fund	0.45%	$160,077,000
Principal Fund, Inc. – Principal Small Cap Value Fund II	0.50%	$598,669,000
9. US Micro Cap Equity Funds
Dimensional Fund
U.S. Micro Cap Portfolio	0.50%[2]	$5,029,027,000
Non-Dimensional Fund
Curian Variable Series Trust – Curian/DFA U.S. Micro Cap Fund	$0 to $100 million – 0.55% Over $100 million – 0.50%	$95,764,000
10. Developed ex US All Cap Core Equity Funds
Dimensional Funds
International Core Equity Portfolio	0.35%	$12,294,542,000
International Vector Equity Portfolio	0.45%	$1,305,553,000
International Sustainability Core 1 Portfolio	0.42%	$327,847,000
International Social Core Equity Portfolio	0.37%[3]	$306,772,000
CSTG&E International Social Core Equity Portfolio	0.42%	$100,169,000

E-5(2)

Funds with Similar Investment Mandates	Advisory/Management Fee Rates[1]	Net Assets as of October 31, 2014
11. Developed ex US Growth Equity Funds
Dimensional Funds
International Large Cap Growth Portfolio	0.25%[3]	$141,264,000
International Small Cap Growth Portfolio	0.50%[3]	$65,678,000
12. Developed ex US Large Cap Equity Funds
Dimensional Fund
Large Cap International Portfolio	0.25%	$3,127,847,000
Non-Dimensional Fund
Pacific Select Fund -PD International Large-Cap Portfolio	$0 to $100 million – 0.15% Over $100 million – 0.10%	$341,196,000
13. Developed ex US Large Cap Value Equity Funds
Dimensional Funds
DFA International Value ex Tobacco Portfolio	0.45%	$71,494,000
The DFA International Value Series (Master Fund)	0.20%	$9,343,666,000
DFA International Value Portfolio (Feeder Fund)	0.40%[4]	$7,002,414,000
DFA International Value Portfolio II (Feeder Fund)	0.21%[4]	$110,059,000
DFA International Value Portfolio III (Feeder Fund)	0.21%[4]	$1,836,655,000
DFA International Value Portfolio IV (Feeder Fund)	0.23%[4]	$257,641,000
LWAS/DFA International High Book to Market Portfolio (Feeder Fund)	0.21%[4]	$68,666,000
VA International Value Portfolio	0.40%	$164,973,000
Non-Dimensional Fund
Columbia Funds Variable Series Trust II/Variable Portfolio – DFA International Value Fund	0.21%	$1,507,988,000
14. Developed ex US Small Cap Equity Funds
Dimensional Funds
VA International Small Portfolio	0.50%	$135,499,000
The Japanese Small Company Series (Master Fund)	0.10%	$2,505,409,000
Japanese Small Company Portfolio (Feeder Fund)	0.50%[4]	$508,190,000
The Asia Pacific Small Company Series (Master Fund)	0.10%	$1,453,786,000
Asia Pacific Small Company Portfolio (Feeder Fund)	0.50%[4]	$364,117,000
The United Kingdom Small Company Series (Master Fund)	0.10%	$1,995,898,000
United Kingdom Small Company Portfolio (Feeder Fund)	0.50%[3,4]	$35,050,000
The Continental Small Company Series (Master Fund)	0.10%	$3,152,277,000
Continental Small Company Portfolio (Feeder Fund)	0.50%[4]	$168,961,000
The Canadian Small Company Series (Master Fund)	0.10%	$849,429,000
International Small Company Portfolio	0.40%[5]	$8,844,517,000

E-5(3)

Funds with Similar Investment Mandates	Advisory/Management Fee Rates[1]	Net Assets as of October 31, 2014
Non-Dimensional Funds
SA Funds Investment Trust – SA International Small Company Fund (Feeder Fund of International Small Company Portfolio)	0.00%[6]	$ ________
John Hancock Funds II: International Small Company Fund	0.50%	$568,160,000
John Hancock Variable Insurance Trust: International Small Company Trust	0.50%	$108,662,000
Metropolitan Series Fund, Inc.: Met/Dimensional International Small Company Portfolio	0.50%	$685,712,000
15. Developed ex Small Cap Value Equity Fund
Dimensional Fund
DFA International Small Cap Value Portfolio	0.65%	$11,684,771,000
16. Emerging Markets All Cap Core Equity Funds
Dimensional Funds
Emerging Markets Social Core Equity Portfolio	0.55%	$903,396,000
Emerging Markets Core Equity Portfolio	0.55%	$15,727,547,000
Non-Dimensional Fund
John Hancock Funds II: Emerging Markets Fund	0.55%	$2,471,351,000
17. Emerging Markets Value Equity Funds
Dimensional Funds
Dimensional Emerging Markets Value Fund (Master Fund)	0.10%	$18,927,517,000
Emerging Markets Value Portfolio (Feeder Fund)	0.50%[4]	$18,746,342,000
Non-Dimensional Funds
SA Funds Investment Trust – SA Emerging Markets Value Fund	0.50%	$163,794,000
John Hancock Variable Insurance Trust: Emerging Markets Value Trust	0.55%	$887,742,000
18. Emerging Markets Large Cap Equity Funds
Dimensional Funds
The Emerging Markets Series (Master Fund)	0.10%	$4,185,451,000
Emerging Markets Portfolio (Feeder Fund)	0.50%[4]	$4,073,698,000
Emerging Markets Portfolio II (Feeder Fund)	0.25%[4]	$104,987,000
Non-Dimensional Fund
Pacific Select Funds: PD Emerging Markets Portfolio	$0 to $50 million – 0.50% Over $50 million – 0.25%	$114,445,000
19. Emerging Markets Small Cap Equity Funds
Dimensional Funds
The Emerging Markets Small Cap Series (Master Fund)	0.20%	$4,921,438,000
Emerging Markets Small Cap Portfolio (Feeder Fund)	0.65%[4]	$4,860,603,000
20. Global Value Equity Funds
Dimensional Funds
World ex U.S. Value Portfolio	0.47%[3]	$113,951,000
World ex U.S. Targeted Value Portfolio	0.58%[3]	$151,096,000

E-5(4)

Funds with Similar Investment Mandates	Advisory/Management Fee Rates[1]	Net Assets as of October 31, 2014
21. Global All Cap/Large Cap Equity Funds
Dimensional Funds
World ex U.S. Core Equity Portfolio	0.40%[3]	$406,648,000
Selectively Hedged Global Equity Portfolio	0.30%[3]	$147,276,000
World Core Equity Portfolio	0.30%[3]	$75,707,000
Global Equity Portfolio	0.30%[5]	$10,109,000
Non-Dimensional Fund
Voya Investors Trust: VY DFA World Equity Portfolio	$0 to $500 million – 0.05% Over $500 million – 0.02%	$190,410,000
22. Ultra Short Duration Fixed Income Funds
Dimensional Funds
DFA One-Year Fixed Income Portfolio	0.15%[2]	$8,455,559,000
VA Short-Term Fixed Portfolio	0.25%	$189,716,000
23. Short Duration Fixed Income Funds
Dimensional Funds
LWAS/DFA Two-Year Government Portfolio	0.15%	$145,231,000
LWAS/DFA Two-Year Fixed Income Portfolio	0.15%	$98,961,000
DFA Short-Term Government Portfolio	0.17%	$2,061,710,000
DFA Short-Term Extended Quality Portfolio[3]	0.20%	$3,822,894,000
DFA Short-Duration Real Return Portfolio	0.20%	$632,077,000
DFA Selectively Hedged Global Fixed Income Portfolio	0.15%	$1,099,647,000
DFA Short-Term Municipal Bond Portfolio	0.20%	$2,206,915,000
DFA California Short-Term Municipal Bond Portfolio	0.20%	$703,773,000
DFA Two-Year Global Fixed Income Portfolio	0.15%[2]	$6,188,952,000
24. Intermediate Duration and Longer Fixed Income Funds
Dimensional Funds
DFA Intermediate-Term Extended Quality Portfolio	0.20%	$2,133,894,000
DFA Intermediate Government Fixed Income Portfolio	0.10%	$4,021,616,000
DFA Intermediate-Term Municipal Bond Portfolio	0.20%	$508,722,000
DFA California Intermediate-Term Municipal Bond Portfolio	0.20%	$140,424,000
DFA Five-Year Global Fixed Income Portfolio	0.25%	$9,818,116,000
VA Global Bond Portfolio	$0 to $100 million – 0.25% Over $100 million – 0.20%	$207,021,000
DFA World ex U.S. Government Fixed Income Portfolio	0.18%	$355,241,000
DFA Inflation-Protected Securities Portfolio	0.10%	$2,722,146,000
Dimensional Retirement Fixed Income Fund III	0.30%[3]	$ 995,000

E-5(5)

Funds with Similar Investment Mandates	Advisory/Management Fee Rates[1]	Net Assets as of October 31, 2014
DFA Municipal Real Return Portfolio	0.20%	$____* (as of 12/31/14)
Non-Dimensional Funds
SA Funds Investment Trust – SA U.S. Fixed Income Fund	0.10%	$591,098,000
SA Funds Investment Trust – SA Global Fixed Income Fund	0.05%	$748,436,000
25. Real Estate Securities Funds
Dimensional Funds
DFA Real Estate Securities Portfolio	0.17%[3]	$6,607,759,000
DFA International Real Estate Securities Portfolio	0.35%	$3,088,376,000
DFA Global Real Estate Securities Portfolio	0.27%[3]	$3,305,472,000
Non-Dimensional Fund
SA Funds Investment Trust – SA Real Estate Securities Fund	0.15%	$166,628,000
26. Global Balanced Funds
Dimensional Funds
Global Allocation 60/40 Portfolio	0.25%[5]	$3,259,000
Global Allocation 25/75 Portfolio	0.20%[5]	$ 183,000
DFA VA Global Moderate Allocation Portfolio	0.25%[3]	$64,997,000

[1]	Unless otherwise noted, the rate provided relates to the fee payable to the Advisor for investment advisory services.

[2]	The rate provided relates to the fee payable to the Advisor for both investment advisory services and administrative services.

[3]	For the fiscal year ended October 31, 2014, the Advisor waived management fees. For more information, see Exhibit E-3.

[4]	The rate provided includes the investment management fee payable by the Feeder Fund’s Master Fund to the Advisor and the administrative fee payable by the Feeder Fund to the Advisor.

[5]	The Advisor is paid no fee for the services it provides as investment adviser to the Fund. The rate provided relates to the fee payable to the Advisor for administrative services. As a shareholder of the Underlying Funds, the Fund pays its proportionate share of the management fees paid to the Advisor by the Underlying Funds.

[6]	The feeder fund indirectly pays management fees through the master fund in which it invests.

*	The DFA Municipal Real Return Portfolio commenced operations on November 4, 2014.

E-5(6)

Exhibit F

List of Funds for which Advisor Provides Administrative Services

DFAIDG	DIG
Enhanced U.S. Large Company Portfolio
U.S. Small Cap Value Portfolio
U.S. Targeted Value Portfolio
U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
Tax-Managed U.S. Equity Portfolio

Feeder Funds
U.S. Large Cap Value Portfolio
Japanese Small Company Portfolio
Asia Pacific Small Company Portfolio
United Kingdom Small Company Portfolio
Continental Small Company Portfolio
Emerging Markets Portfolio
Emerging Markets Value Portfolio
Emerging Markets Small Cap Portfolio
Tax-Managed U.S. Marketwide Value Portfolio
LWAS/DFA International High Book to Market Portfolio

Funds of Funds
International Small Company Portfolio

U.S. Large Company Portfolio

Feeder Funds
DFA International Value Portfolio
LWAS/DFA U.S. High Book to Market Portfolio
U.S. Large Cap Value Portfolio II
DFA International Value Portfolio II
DFA International Value Portfolio III
U.S. Large Cap Value Portfolio III
Tax-Managed U.S. Marketwide Value Portfolio II
DFA International Value Portfolio IV
Emerging Markets Portfolio II

Funds of Funds
Global Equity Portfolio
Global Allocation 60/40 Portfolio
Global Allocation 25/75 Portfolio

F-1(1)

Exhibit G

List of Funds for which DFA Australia Provides Sub-Advisory Services

DFAIDG
Large Cap International Portfolio
International Core Equity Portfolio
DFA International Real Estate Securities Portfolio
DFA Global Real Estate Securities Portfolio
DFA International Small Cap Value Portfolio
International Vector Equity Portfolio
World ex U.S. Value Portfolio
World ex U.S. Targeted Value Portfolio
World ex U.S. Core Equity Portfolio
Selectively Hedged Global Equity Portfolio
Emerging Markets Core Equity Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
DFA World ex U.S. Government Fixed Income Portfolio
DFA Short-Term Extended Quality Portfolio
DFA Intermediate-Term Extended Quality Portfolio

DFA Investment Grade Portfolio
DFA Short-Duration Real Return Portfolio
Tax-Managed DFA International Value Portfolio
T.A. World ex U.S. Core Equity Portfolio
International Sustainability Core 1 Portfolio
DFA International Value ex Tobacco Portfolio
International Social Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
CSTG&E International Social Core Equity Portfolio
World Core Equity Portfolio
Dimensional Retirement Fixed Income Fund III
DFA Commodity Strategy Portfolio
International Large Cap Growth Portfolio
International Small Cap Growth Portfolio
DFA Municipal Real Return Portfolio

DFAITC	DEM
The DFA International Value Series The Japanese Small Company Series The Asia Pacific Small Company Series The Emerging Markets Series The Emerging Markets Small Cap Series	Dimensional Emerging Markets Value Fund

G-1(1)

Exhibit H

List of Funds for which DFAL Provides Sub-Advisory Services

DFAIDG
Large Cap International Portfolio
International Core Equity Portfolio
DFA International Real Estate Securities Portfolio
DFA Global Real Estate Securities Portfolio
DFA International Small Cap Value Portfolio
International Vector Equity Portfolio
World ex U.S. Value Portfolio
World ex U.S. Targeted Value Portfolio
World ex U.S. Core Equity Portfolio
Selectively Hedged Global Equity Portfolio
Emerging Markets Core Equity Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
DFA World ex U.S. Government Fixed Income Portfolio
DFA Short-Term Extended Quality Portfolio
DFA Intermediate-Term Extended Quality Portfolio

DFA Investment Grade Portfolio
DFA Short-Duration Real Return Portfolio
Tax-Managed DFA International Value Portfolio
T.A. World ex U.S. Core Equity Portfolio
International Sustainability Core 1 Portfolio
DFA International Value ex Tobacco Portfolio
International Social Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
CSTG&E International Social Core Equity Portfolio
World Core Equity Portfolio
Dimensional Retirement Fixed Income Fund III
DFA Commodity Strategy Portfolio
International Large Cap Growth Portfolio
International Small Cap Growth Portfolio
DFA Municipal Real Return Portfolio

DFAITC	DEM
The DFA International Value Series The United Kingdom Small Company Series The Continental Small Company Series The Emerging Markets Series The Emerging Markets Small Cap Series	Dimensional Emerging Markets Value Fund

H-1(1)

Exhibit I-1

List of Funds for which State Street Serves as Custodian

DFAIDG
Enhanced U.S. Large Company Portfolio
U.S. Large Cap Equity Portfolio
U.S. Large Cap Value Portfolio
U.S. Small Cap Value Portfolio
U.S. Targeted Value Portfolio
U.S. Core Equity 1 Portfolio
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio
DFA Real Estate Securities Portfolio
International Small Company Portfolio
Japanese Small Company Portfolio
Asia Pacific Small Company Portfolio
United Kingdom Small Company Portfolio
Continental Small Company Portfolio
DFA Global Real Estate Securities Portfolio
Emerging Markets Portfolio
Emerging Markets Value Portfolio
Emerging Markets Small Cap Portfolio
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
DFA Short-Term Government Portfolio
DFA Intermediate Government Fixed Income Portfolio

DFA Investment Grade Portfolio
DFA Inflation-Protected Securities Portfolio
DFA Short-Term Municipal Bond Portfolio
DFA Intermediate-Term Municipal Bond Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA California Intermediate-Term Municipal Bond Portfolio
DFA Municipal Real Return Portfolio
Tax-Managed U.S. Marketwide Value Portfolio
Tax-Managed U.S. Targeted Value Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Small Cap Portfolio
T.A. U.S. Core Equity 2 Portfolio
LWAS/DFA International High Book to Market Portfolio
U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio
World Core Equity Portfolio
U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio

DIG	DFAITC
U.S. Large Company Portfolio
DFA International Value Portfolio
LWAS/DFA U.S. High Book to Market Portfolio
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
Global Equity Portfolio
Global Allocation 60/40 Portfolio
Global Allocation 25/75 Portfolio
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
Tax-Managed U.S. Marketwide Value Portfolio II
Emerging Markets Portfolio II
The U.S. Large Cap Value Series The Tax-Managed U.S. Marketwide Value Series

I-1(1)

Exhibit I-2

List of Funds for which Citibank Serves as Custodian

DFAIDG
Enhanced U.S. Large Company Portfolio
Large Cap International Portfolio
International Core Equity Portfolio
DFA International Real Estate Securities Portfolio
DFA International Small Cap Value Portfolio
International Vector Equity Portfolio
World ex U.S. Value Portfolio
World ex U.S. Targeted Value Portfolio
World ex U.S. Core Equity Portfolio
Selectively Hedged Global Equity Portfolio
Emerging Markets Core Equity Portfolio
DFA Two-Year Global Fixed Income Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
DFA Five-Year Global Fixed Income Portfolio
DFA World ex U.S. Government Fixed Income Portfolio

DFA Short-Term Extended Quality Portfolio
DFA Intermediate-Term Extended Quality Portfolio
DFA Short-Duration Real Return Portfolio
Tax-Managed DFA International Value Portfolio
T.A. World ex U.S. Core Equity Portfolio
International Sustainability Core 1 Portfolio
DFA International Value ex Tobacco Portfolio
International Social Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
CSTG&E International Social Core Equity Portfolio
Dimensional Retirement Fixed Income Fund III
DFA Commodity Strategy Portfolio
International Large Cap Growth Portfolio
International Small Cap Growth Portfolio

DFAITC	DEM
The DFA International Value Series
The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The DFA Short Term Investment Fund
Dimensional Emerging Markets Value Fund

I-2(1)

Exhibit J

Number of Outstanding Shares of each Fund as of January 28, 2015

Name of Fund	Number of Outstanding Shares
DFA Investment Dimensions Group Inc.
Enhanced U.S. Large Company Portfolio
U.S. Large Cap Equity Portfolio
U.S. Large Cap Value Portfolio
Institutional Class
U.S. Small Cap Value Portfolio
U.S. Targeted Value Portfolio
Institutional Class
Class R1
Class R2
U.S. Core Equity 1 Portfolio
Institutional Class
U.S. Core Equity 2 Portfolio
U.S. Vector Equity Portfolio
U.S. Small Cap Portfolio
U.S. Micro Cap Portfolio
DFA Real Estate Securities Portfolio
Large Cap International Portfolio
International Core Equity Portfolio
Institutional Class
International Small Company Portfolio
Japanese Small Company Portfolio
Asia Pacific Small Company Portfolio
United Kingdom Small Company Portfolio
Continental Small Company Portfolio
DFA International Real Estate Securities Portfolio
DFA Global Real Estate Securities Portfolio
DFA International Small Cap Value Portfolio
Institutional Class
International Vector Equity Portfolio
World ex U.S. Value Portfolio
World ex U.S. Targeted Value Portfolio
World ex U.S. Core Equity Portfolio
Selectively Hedged Global Equity Portfolio
Emerging Markets Portfolio
Emerging Markets Value Portfolio
Institutional Class

J-1(1)

Name of Fund	Number of Outstanding Shares
Class R2
Emerging Markets Small Cap Portfolio
Emerging Markets Core Equity Portfolio
Institutional Class
DFA One-Year Fixed Income Portfolio
DFA Two-Year Global Fixed Income Portfolio
DFA Selectively Hedged Global Fixed Income Portfolio
DFA Five-Year Global Fixed Income Portfolio
DFA World ex U.S. Government Fixed Income Portfolio
DFA Short-Term Government Portfolio
DFA Intermediate Government Fixed Income Portfolio
DFA Short-Term Extended Quality Portfolio
DFA Intermediate-Term Extended Quality Portfolio
DFA Investment Grade Portfolio
DFA Inflation-Protected Securities Portfolio
Institutional Class
DFA Short-Duration Real Return Portfolio
DFA Short-Term Municipal Bond Portfolio
DFA Intermediate-Term Municipal Bond Portfolio
DFA California Short-Term Municipal Bond Portfolio
DFA California Intermediate-Term Municipal Bond Portfolio
DFA Municipal Real Return Portfolio
Tax-Managed U.S. Marketwide Value Portfolio
Tax-Managed U.S. Targeted Value Portfolio
Tax-Managed U.S. Equity Portfolio
Tax-Managed U.S. Small Cap Portfolio
T.A. U.S. Core Equity 2 Portfolio
Tax-Managed DFA International Value Portfolio
T.A. World ex U.S. Core Equity Portfolio
LWAS/DFA International High Book to Market Portfolio
U.S. Social Core Equity 2 Portfolio
U.S. Sustainability Core 1 Portfolio
Institutional Class
International Sustainability Core 1 Portfolio
Institutional Class
DFA International Value ex Tobacco Portfolio
International Social Core Equity Portfolio
Emerging Markets Social Core Equity Portfolio
CSTG&E U.S. Social Core Equity 2 Portfolio

J-1(2)

Name of Fund	Number of Outstanding Shares
CSTG&E International Social Core Equity Portfolio
DFA Commodity Strategy Portfolio
U.S. Large Cap Growth Portfolio
U.S. Small Cap Growth Portfolio
International Large Cap Growth Portfolio
International Small Cap Growth Portfolio
World Core Equity Portfolio
Institutional Class
Dimensional Retirement Fixed Income Fund III
Institutional Class
Dimensional Investment Group Inc.
U.S. Large Company Portfolio
DFA International Value Portfolio
Institutional Class
Class R2
LWAS/DFA U.S. High Book to Market Portfolio
LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio
Global Equity Portfolio
Institutional Class
Class R2
Global Allocation 60/40 Portfolio
Institutional Class
Class R2
Global Allocation 25/75 Portfolio
Institutional Class
Class R2
U.S. Large Cap Value Portfolio II
U.S. Large Cap Value Portfolio III
DFA International Value Portfolio II
DFA International Value Portfolio III
DFA International Value Portfolio IV
Tax-Managed U.S. Marketwide Value Portfolio II
Emerging Markets Portfolio II
The DFA Investment Trust Company
The U.S. Large Cap Value Series
The Tax-Managed U.S. Marketwide Value Series
The DFA International Value Series
The Japanese Small Company Series

J-1(3)

Name of Fund	Number of Outstanding Shares
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series
The DFA Short Term Investment Fund
Dimensional Emerging Markets Value Fund
Dimensional Emerging Markets Value Fund

J-1(4)

Exhibit K

Principal Holders of Shares of the Funds as of December 31, 2014

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
DFA Investment Dimensions Group Inc.
Enhanced U.S. Large Company Portfolio	[ ]	[ ]	[ ]%
U.S. Large Cap Equity Portfolio	[ ]	[ ]	[ ]%
U.S. Large Cap Value Portfolio
Institutional Class	[ ]	[ ]	[ ]%
U.S. Small Cap Value Portfolio	[ ]	[ ]	[ ]%
U.S. Targeted Value Portfolio
Institutional Class	[ ]	[ ]	[ ]%
Class R1	[ ]	[ ]	[ ]%
Class R2	[ ]	[ ]	[ ]%
U.S. Core Equity 1 Portfolio
Institutional Class	[ ]	[ ]	[ ]%
U.S. Core Equity 2 Portfolio	[ ]	[ ]	[ ]%
U.S. Vector Equity Portfolio	[ ]	[ ]	[ ]%
U.S. Small Cap Portfolio	[ ]	[ ]	[ ]%
U.S. Micro Cap Portfolio	[ ]	[ ]	[ ]%
DFA Real Estate Securities Portfolio	[ ]	[ ]	[ ]%
Large Cap International Portfolio	[ ]	[ ]	[ ]%
International Core Equity Portfolio
Institutional Class	[ ]	[ ]	[ ]%
International Small Company Portfolio	[ ]	[ ]	[ ]%
Japanese Small Company Portfolio	[ ]	[ ]	[ ]%
Asia Pacific Small Company Portfolio	[ ]	[ ]	[ ]%
United Kingdom Small Company Portfolio	[ ]	[ ]	[ ]%
Continental Small Company Portfolio	[ ]	[ ]	[ ]%
DFA International Real Estate Securities Portfolio	[ ]	[ ]	[ ]%
DFA Global Real Estate Securities Portfolio	[ ]	[ ]	[ ]%
DFA International Small Cap Value Portfolio
Institutional Class	[ ]	[ ]	[ ]%
International Vector Equity Portfolio	[ ]	[ ]	[ ]%
World ex U.S. Value Portfolio	[ ]	[ ]	[ ]%
World ex U.S. Targeted Value Portfolio	[ ]	[ ]	[ ]%
World ex U.S. Core Equity Portfolio	[ ]	[ ]	[ ]%
Selectively Hedged Global Equity Portfolio	[ ]	[ ]	[ ]%
Emerging Markets Portfolio	[ ]	[ ]	[ ]%
Emerging Markets Value Portfolio

K-1(1)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
Institutional Class	[ ]	[ ]	[ ]%
Class R2	[ ]	[ ]	[ ]%
Emerging Markets Small Cap Portfolio	[ ]	[ ]	[ ]%
Emerging Markets Core Equity Portfolio
Institutional Class	[ ]	[ ]	[ ]%
DFA One-Year Fixed Income Portfolio	[ ]	[ ]	[ ]%
DFA Two-Year Global Fixed Income Portfolio	[ ]	[ ]	[ ]%
DFA Selectively Hedged Global Fixed Income Portfolio	[ ]	[ ]	[ ]%
DFA Five-Year Global Fixed Income Portfolio	[ ]	[ ]	[ ]%
DFA World ex U.S. Government Fixed Income Portfolio	[ ]	[ ]	[ ]%
DFA Short-Term Government Portfolio	[ ]	[ ]	[ ]%
DFA Intermediate Government Fixed Income Portfolio	[ ]	[ ]	[ ]%
DFA Short-Term Extended Quality Portfolio	[ ]	[ ]	[ ]%
DFA Intermediate-Term Extended Quality Portfolio	[ ]	[ ]	[ ]%
DFA Investment Grade Portfolio	[ ]	[ ]	[ ]%
DFA Inflation-Protected Securities Portfolio
Institutional Class	[ ]	[ ]	[ ]%
DFA Short-Duration Real Return Portfolio	[ ]	[ ]	[ ]%
DFA Short-Term Municipal Bond Portfolio	[ ]	[ ]	[ ]%
DFA Intermediate-Term Municipal Bond Portfolio	[ ]	[ ]	[ ]%
DFA California Short-Term Municipal Bond Portfolio	[ ]	[ ]	[ ]%
DFA California Intermediate-Term Municipal Bond Portfolio	[ ]	[ ]	[ ]%
DFA Municipal Real Return Portfolio	[ ]	[ ]	[ ]%
Tax-Managed U.S. Marketwide Value Portfolio	[ ]	[ ]	[ ]%
Tax-Managed U.S. Targeted Value Portfolio	[ ]	[ ]	[ ]%
Tax-Managed U.S. Equity Portfolio	[ ]	[ ]	[ ]%
Tax-Managed U.S. Small Cap Portfolio	[ ]	[ ]	[ ]%
T.A. U.S. Core Equity 2 Portfolio	[ ]	[ ]	[ ]%
Tax-Managed DFA International Value Portfolio	[ ]	[ ]	[ ]%
T.A. World ex U.S. Core Equity Portfolio	[ ]	[ ]	[ ]%
LWAS/DFA International High Book to Market Portfolio	[ ]	[ ]	[ ]%
U.S. Social Core Equity 2 Portfolio	[ ]	[ ]	[ ]%
U.S. Sustainability Core 1 Portfolio
Institutional Class	[ ]	[ ]	[ ]%
International Sustainability Core 1 Portfolio
Institutional Class	[ ]	[ ]	[ ]%
DFA International Value ex Tobacco Portfolio	[ ]	[ ]	[ ]%
International Social Core Equity Portfolio	[ ]	[ ]	[ ]%

K-1(2)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
Emerging Markets Social Core Equity Portfolio	[ ]	[ ]	[ ]%
CSTG&E U.S. Social Core Equity 2 Portfolio	[ ]	[ ]	[ ]%
CSTG&E International Social Core Equity Portfolio	[ ]	[ ]	[ ]%
DFA Commodity Strategy Portfolio	[ ]	[ ]	[ ]%
U.S. Large Cap Growth Portfolio	[ ]	[ ]	[ ]%
U.S. Small Cap Growth Portfolio	[ ]	[ ]	[ ]%
International Large Cap Growth Portfolio	[ ]	[ ]	[ ]%
International Small Cap Growth Portfolio	[ ]	[ ]	[ ]%
World Core Equity Portfolio
Institutional Class	[ ]	[ ]	[ ]%
Dimensional Retirement Fixed Income Fund III
Institutional Class	[ ]	[ ]	[ ]%
Dimensional Investment Group Inc.
U.S. Large Company Portfolio	[ ]	[ ]	[ ]%
DFA International Value Portfolio
Institutional Class	[ ]	[ ]	[ ]%
Class R2	[ ]	[ ]	[ ]%
LWAS/DFA U.S. High Book to Market Portfolio	[ ]	[ ]	[ ]%
LWAS/DFA Two-Year Fixed Income Portfolio	[ ]	[ ]	[ ]%
LWAS/DFA Two-Year Government Portfolio	[ ]	[ ]	[ ]%
Global Equity Portfolio
Institutional Class	[ ]	[ ]	[ ]%
Class R2	[ ]	[ ]	[ ]%
Global Allocation 60/40 Portfolio
Institutional Class	[ ]	[ ]	[ ]%
Class R2	[ ]	[ ]	[ ]%
Global Allocation 25/75 Portfolio
Institutional Class	[ ]	[ ]	[ ]%
Class R2	[ ]	[ ]	[ ]%
U.S. Large Cap Value Portfolio II	[ ]	[ ]	[ ]%
U.S. Large Cap Value Portfolio III	[ ]	[ ]	[ ]%
DFA International Value Portfolio II	[ ]	[ ]	[ ]%
DFA International Value Portfolio III	[ ]	[ ]	[ ]%
DFA International Value Portfolio IV	[ ]	[ ]	[ ]%
Tax-Managed U.S. Marketwide Value Portfolio II	[ ]	[ ]	[ ]%
Emerging Markets Portfolio II	[ ]	[ ]	[ ]%
The DFA Investment Trust Company
The U.S. Large Cap Value Series	[ ]	[ ]	[ ]%
The Tax-Managed U.S. Marketwide Value Series	[ ]	[ ]	[ ]%

K-1(3)

Name of Fund	Name and Address of Account	Share Amount	Percentage of Class (%)
The DFA International Value Series	[ ]	[ ]	[ ]%
The Japanese Small Company Series	[ ]	[ ]	[ ]%
The Asia Pacific Small Company Series	[ ]	[ ]	[ ]%
The United Kingdom Small Company Series	[ ]	[ ]	[ ]%
The Continental Small Company Series	[ ]	[ ]	[ ]%
The Canadian Small Company Series	[ ]	[ ]	[ ]%
The Emerging Markets Series	[ ]	[ ]	[ ]%
The Emerging Markets Small Cap Series	[ ]	[ ]	[ ]%
The DFA Short Term Investment Fund	[ ]	[ ]	[ ]%
Dimensional Emerging Markets Value Fund
Dimensional Emerging Markets Value Fund	[ ]	[ ]	[ ]%
K-1(4)

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[FORM OF PROXY CARD]

[NAME OF INVESTMENT COMPANY]

[NAME OF PORTFOLIO/SERIES]

For the Special Joint Meeting of Shareholders to be held on [___________], 2015

The undersigned shareholder(s) of [NAME OF INVESTMENT COMPANY] (the “Company”) hereby appoint(s) Catherine L. Newell, Valerie A. Brown, and Patrick M. Keating, each with full power of substitution, the proxy or proxies to: (i) attend the Special Joint Meeting of Shareholders of the Company (the “Meeting”) to be held at the Company’s offices, 6300 Bee Cave Road, Building One, Austin, Texas 78746, on [__________      ], 2015 at [9:00 a.m.], Central Time, and any adjournments thereof; and (ii) vote all of the shares of the Company that the signer would be entitled to vote if personally present at the Meeting. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side and any other matters that may arise at the Meeting. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement, dated [__________ __ ], 2015.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side with respect to the proposals. The undersigned understands that if he or she does not provide an instruction, the proxies will vote his or her shares “FOR” Proposals 1-10, as applicable. The proxies are authorized in their discretion to vote upon such matters as may come before the Meeting or any adjournments or postponements thereof.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]
	Signature	Date

	Signature (if held jointly)	Date

Title if a corporation, partnership, or other entity

Note: Please sign this proxy exactly as your name or names appear on the account (as appears to the left). Each joint tenant should sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title as such. If a corporation, please sign in full corporate name by an authorized officer, and if a partnership, please sign in full partnership name by authorized person.

• FOLD HERE •

This proxy is solicited by the Board of [Directors/Trustees] of the Company, which unanimously recommends that you vote
“FOR” the Proposals.

To vote by Telephone:
1)	Read the Proxy Statement and have your Proxy Card at hand.	Control Number:
2)	Call toll-free [ ] and enter the control number that appears in the box to the right.
3)	Follow the simple instructions.

To vote by Internet:		Check Digit:

1)	Read the Proxy Statement and have your Proxy Card at hand.
2)	Log on to [ ] and enter the control number and check digit that appears in the box to the right.
3)	Follow the simple instructions.

To vote by Mail:

1)	Read the Proxy Statement.
2)	Vote on the reverse side, sign and date where indicated above, and return the Proxy Card in the postage-paid envelope provided

We encourage you to vote by telephone or Internet using the control number and check digit that appear above. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

[NAME OF PORTFOLIO/SERIES]

This proxy, when properly executed, will be voted in the manner directed herein by the Shareholder. If no specification is made, the shares represented by this proxy will be voted “FOR” Proposals 1 through 10, as applicable. Your proxy is important to assure a quorum at the Meeting, whether or not you plan to attend the Meeting in person. Voting now will not affect your right to attend the Meeting and vote in person; you may revoke this proxy at any time.

To vote, mark one box per proposal in blue or black ink. Example: ☐

PROPOSALS

1.	To elect eight Directors/Trustees		For All	Withhold All	For All, Except

	(01) David G. Booth; (02) George M. Constantinides; (03) John P. Gould; (04) Roger G. Ibbotson; (05) Edward P. Lazear; (06) Myron S. Scholes; (07) Eduardo A. Repetto; and (08) Abbie J. Smith		☐	☐	☐

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.

2.	To approve the use of a “manager of managers” structure		For	Against	Abstain

			☐	☐	☐

3.	To approve new Investment Sub-Advisory Agreements as follows:		For	Against	Abstain

	3(a)	To approve a new Investment Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited and the Company	☐	☐	☐

	3(b)	To approve a new Investment Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd. and the Company	☐	☐	☐

4.	To approve a new Investment Management Agreement between Dimensional Fund Advisors LP and the Company		For	Against	Abstain

			☐	☐	☐

5.	To approve an amendment to the Fund’s fundamental investment limitation regarding investments in commodities		For	Against	Abstain

			☐	☐	☐

6.	To approve an amendment to the Fund’s fundamental investment limitation regarding industry concentration		For	Against	Abstain

			☐	☐	☐

7.	To provide voting instructions on the Proposal to elect eight Trustees for the Master Fund’s Company	For All	Withhold All	For All, Except

	(01) David G. Booth; (02) George M. Constantinides; (03) John P. Gould; (04) Roger G. Ibbotson; (05) Edward P. Lazear; (06) Myron S. Scholes; (07) Eduardo A. Repetto; and (08) Abbie J. Smith	☐	☐	☐

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.

8.	To provide voting instructions on the Proposal to approve the use of a “manager of managers” structure for the Master Fund	For	Against	Abstain

		☐	☐	☐

9.	To provide voting instructions on the Proposal to approve an updated Investment Management Agreement between Dimensional Fund Advisors LP and the Master Fund’s Company	For	Against	Abstain

		☐	☐	☐

10.	To provide voting instructions on the Proposal to approve an amendment to the Master Fund’s fundamental investment limitation regarding investments in commodities	For	Against	Abstain

		☐	☐	☐

Please check this box if you plan to attend the Meeting. ☐

“Scanner Bar Code”

TAG ID:	CUSIP: